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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-8817
ING Equity Trust

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258

(Address of principal executive offices)	(Zip code)
CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-992-0180
Date of fiscal year end: May 31
Date of reporting period: June 1, 2013 to November 30, 2013
ITEM 1. REPORTS TO STOCKHOLDERS.
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report

November 30, 2013

Classes A, B, C, I, O, R, R6 and W

■  ING Growth Opportunities Fund

■  ING Large Cap Value Fund

■  ING Mid Cap Value Fund

■  ING MidCap Opportunities Fund

■  ING Real Estate Fund

■  ING SmallCap Opportunities Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

TABLE OF CONTENTS

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Reports	4
Shareholder Expense Examples	10
Statements of Assets and Liabilities	12
Statements of Operations	16
Statements of Changes in Net Assets	18
Financial Highlights	21
Notes to Financial Statements	26
Summary Portfolios of Investments	41
Shareholder Meeting Information	56
Advisory Contract Approval Discussion	57
Additional Information	58

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Taking the longer view

Dear Shareholder,

In my letters to you I’ve long advocated global diversification. As 2013 comes to a close, it’s fair to ask whether this view should be tempered given the strong performance of U.S. assets this year. It’s true that U.S. equities were the world’s performance leaders in 2013; certain U.S. debt assets, most notably high yield corporate bonds and senior secured loans, also performed very well. Such results make it tempting to narrow one’s strategy to the top-performing markets or asset classes — in effect only buying “the assets that go up.”

As the disclaimer says, however, past performance is no guarantee of future results. No one knows whether last year’s patterns will persist in 2014, or whether a new center of market leadership will emerge. Investment opportunities arise from economic activity, a dynamic process with unforeseen twists and turns. For example, what might happen to the U.S. economy now that the Federal Reserve has begun to trim its bond purchases? Can the emerging markets overcome the challenge of a diminishing supply of U.S. liquidity? Will Europe continue on its path to recovery? Will Japan’s fiscal reforms lead to stronger earnings growth for Japanese corporations? A lot of intellectual energy is expended framing and answering such questions; at best, we can only define a range of possible outcomes — we can’t know what will happen.

Therefore, I maintain that the best approach is a well-diversified one. Stick to your long-term discipline — cast your net as far and wide as possible, and don’t risk your long-term goals against shorter-term trends. Review your portfolio with an eye toward adjustments that focus more on your goals and thoroughly discuss any contemplated changes with your financial advisor before taking action.

Earlier this year, ING U.S. announced plans to rebrand as Voya Financial at some point following its initial public offering, which occurred in May 2013. The actual rebranding of the various businesses that comprise ING U.S. — Retirement Solutions, Investment Management and Insurance Solutions — will occur in stages, with ING U.S. Investment Management among the first to rebrand. As of May 1, 2014, ING U.S. Investment Management will be known as Voya Investment Management. Though the rebranding will affect product and legal entity names, there will be no disruption in service or product delivery to our clients. As always, we remain committed to delivering unmatched client service with a focus on sustainable long-term investment results, to help investors meet their long-term goals with confidence.

Best wishes for a healthy and prosperous New Year. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds

December 20, 2013

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

[1]	Please see the “Additional Information” section regarding rebranding details on page 58.

MARKET PERSPECTIVE:  SIX MONTHS ENDED NOVEMBER 30, 2013

As our new fiscal year commenced, global equities, in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends (“the Index”) had already surged 14.47% in 2013. But there was plenty of skepticism. Stock markets were only rising, it was argued, because of central banks’ ultra-loose monetary policy. This kept interest rates so low that many investors who would normally favor fixed income investments had turned to stocks. Others countered that interest rates might be low, but they would stay that way into the medium term. So capital values should be fairly safe and inflation isn’t an issue. Such arguments would be tested in the months through November, by which point the Index had added another 10.28%. (The Index returned 11.59% for the six-months ended November 30, 2013, measured in U.S. dollars.)

In the U.S., with sentiment cushioned by the Federal Reserve’s $85 billion of monthly Treasury and mortgage-backed securities purchases, investors continued to puzzle at an economic recovery that was undeniable but unimpressive.

And any illusions about the ultimate source of investor confidence in this environment were shattered on May 22 and again on June 19, when Federal Reserve Chairman Bernanke attempted to prepare markets for the beginning of the end of quantitative easing, perhaps sooner than expected. He tried to make the point that the “tapering” of bond purchases by the Federal Reserve would be a reason for markets to feel upbeat, as it would only happen when conditions had substantially improved. In the meantime don’t worry unduly.

Markets didn’t buy it. Bond yields soared and by June 24 the Index had given back 8% from its May 21 peak. This led nervous central bankers the world over, in the last days of June, to assure all who would listen that easy money was here for a long time.

Soothed by these and later words of comfort in July, investors drove the Index to a high for the year on August 2, only to retreat 4% by month-end as sentiment was further dampened by the threat of military engagement in the Middle East. It was only a pause. On September 18 the Federal Reserve was expected to announce the imminent tapering of its bond purchases. Perhaps investors were becoming reconciled to it because by the time Chairman Bernanke started his address, Middle East tensions having eased, the Index was again at a new high. It received another boost when he surprised the world by saying that purchases would be maintained at present levels.

The next jolt to investor sentiment was Congressional gridlock, which shut the government down and threatened a debt ceiling crisis of the type that hit markets so hard in 2011. A deal to postpone the day of reckoning for a few months was reached on October 16. Markets quickly regained their poise and November ended with the Index barely off its best level for 2013, with the economic recovery possibly still not convincing enough to induce the Federal Reserve into an early tapering.

Gross Domestic Product (“GDP”) grew at 2.8% (annualized) in the third quarter, but 0.8% of that was inventory build-up. Unemployment edged down to 7.3%, but until the November employment report job creation had been sluggish: there were fewer people employed in October 2013 than there were in October 2008.

In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) of investment grade bonds fell 0.56% in the six months through November, despite a late bounce, as the anticipated end to quantitative easing undermined longer-dated issues. Sub-indices with the shortest durations held on to tiny positive returns, but the Barclays Long Term U.S. Treasury sub-index dropped 6.44%. The Barclays U.S. Corporate Investment Grade Bond sub-index lost 0.71%. However the (separate) Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) gained 2.61%.

U.S. equities, represented by the S&P 500® Index including dividends, rose 11.91%, fractionally off its November 27 record closing high. The consumer discretionary sector did best with a gain of 17.74%, followed by industrials 17.10%. The worst performers were the utilities sector 3.02% and telecommunications 3.05%. Operating earnings per share for S&P 500® companies were on pace to set another record in the third quarter of 2013, with the share of profits in national income historically high.

In currencies the dollar fell 4.36% against the euro during the six months and 7.15% against the pound on better economic news from Europe, especially the U.K. But the dollar gained 1.98% on the yen in the face of the new Japanese government’s aggressive monetary easing.

In international markets, the MSCI Japan® Index rose 11.65% during the first half of the fiscal year. Encouragingly GDP grew for three quarters in a row, albeit at declining rates. Consumer prices excluding fresh food and energy stopped falling year over year for the first time since 2008. The MSCI Europe ex UK® Index advanced 10.29%. The euro zone finally recorded quarterly GDP growth of 0.3% after six straight quarterly declines, but could only follow it up with a wafer-thin gain of 0.1%. The closely watched composite purchasing managers’ index registered expansion from July after 17 months of contraction. But there was still much to do, with unemployment at 12.1%, near an all-time high. The MSCI UK® Index added just 2.78%, held back by heavily weighted laggards especially in banking, energy and staples like HSBC, Royal Dutch Shell and British American Tobacco, respectively. GDP in the third quarter of 2013 grew an improved 0.8% and unemployment continued to fall. But concerns remained about a housing bubble and consumer prices rising faster than wages.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Long Term U.S. Treasury Index
The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.

Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index
The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI U.S. REIT® Index
A free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts that are included in the MSCI U.S. Investable Market 2500 Index (with the exception of specialty REITs that do not generate a majority of their revenue and income from real estate rental and leasing obligations). The index represents approximately 85% of the U.S. REIT market.

MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 1000® Value Index	An unmanaged index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
Russell 2000® Growth Index	An unmanaged index that measures the performance of securities of smaller U.S. companies with greater than average growth orientation.
Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.
Russell 3000® Growth Index
An unmanaged index that measures performance of broad growth segment of the U.S. Equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000® Value Index	A market capitalization-weighted index of stocks of the 3,000 largest U.S. domiciled companies that exhibit value oriented companies.
Russell Midcap® Index
An unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.

Russell Midcap® Growth Index	An unmanaged index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.
Russell Midcap® Value Index
An unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values

S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

ING GROWTH OPPORTUNITIES FUND

PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of November 30, 2013 (as a percentage of net assets)

Information Technology	24.9%
Consumer Discretionary	23.1%
Health Care	14.4%
Industrials	11.5%
Consumer Staples	9.8%
Financials	7.6%
Energy	4.9%
Materials	2.4%
Assets in Excess of Other Liabilities*	1.4%
Net Assets	100.0%

* Includes short-term investments.

Portfolio holdings are subject to change daily.

ING Growth Opportunities Fund (the “Fund” or “Growth Opportunities”) seeks long-term capital appreciation. The Fund is managed by Jeff Bianchi, Christopher F. Corapi, and Michael Pytosh, Portfolio Managers, of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.

Performance: For the six months ended November 30, 2013, the Fund’s Class A shares, excluding sales charges, provided a total return of 11.36% compared to the Russell 3000® Growth Index, which returned 14.28% for the same period.

Portfolio Specifics: Fund underperformance was driven primarily by stock selection, particularly in the information technology and industrials sectors. Strong stock selection was most notable in the health care and financials sectors.

FLIR Systems, Inc.(“FLIR”), McKesson Corporation (“MCK”) and Best Buy Co., Inc. were the biggest contributors to performance during the six-month period. Our overweight position in FLIR, a thermal imaging company, contributed positively to performance. After underperforming the broader market in the early part of the year, the stock outperformed in June as investors gained confidence that the drag from FLIR’s business with the U.S. government will lessen. Meanwhile, FLIR’s strong commercial growth continues, combined with what we believe to be attractive valuation levels and analyst upgrades. Our overweight position in health care company MCK contributed to performance. MCK shares responded to better than expected earnings and the highly accretive acquisition of international pharmacy provider Celesio, with a strong gain in October. MCK’s base U.S. drug distribution business delivered higher revenue growth, gross margins and earnings thanks to a strong brand and generic drug price inflation. MCK’s strategy for Celesio focuses on increased drug supply-chain efficiencies, global sourcing capabilities and cost restructurings. Our overweight position in consumer electronics company Best Buy Co. contributed positively to performance. Against a backdrop of concern about weakness in consumer spending, the company reported solid quarterly results that were strong across the board. In particular, investors were pleased to see better-than-expected progress on gross margin improvement.

Top Ten Holdings as of November 30, 2013 (as a percentage of net assets)

Apple, Inc.	5.1%
Oracle Corp.	3.0%
PepsiCo, Inc.	3.0%
Google, Inc. — Class A	2.8%
EOG Resources, Inc.	2.7%
Facebook, Inc.	2.6%
Chipotle Mexican Grill, Inc.	2.3%
Celgene Corp.	2.2%
McKesson Corp.	2.2%
Danaher Corp.	2.2%

Portfolio holdings are subject to change daily.

Facebook, Inc. (“Facebook”), EMC Corporation and Amazon.com, Inc. (“Amazon.com”) were among the most significant detractors for the period. Our positioning in Facebook detracted from performance. The stock outperformed the market significantly in July — before we initiated a position in the stock — as it reported second quarter results well above expectations. Investors’ views on the company’s improved prospects led to upward earnings revisions and earnings-multiple expansion. Our large overweight in EMC Corporation, a leader in storage solutions, detracted from performance. The company reported weak quarterly results in October, including a 4% revenue shortfall and earnings per share (EPS) that were $0.05 below expectations. Core EMC storage was the reason for the company missing earnings expectations; weak U.S. Federal sales and late-in-the-quarter orders led to revenue push-out. Not owning online retailer Amazon.com detracted from performance. Shares of the stock performed well after the company reported strong third quarter results, particularly as paid unit growth stabilized and gross profit dollar growth reaccelerated. Investors were also encouraged by the outlook for the fourth quarter.

Current Strategy and Outlook: We believe that the U.S. economy has moved into a phase of self-sustaining, if slow, economic recovery. As we see modestly improving economic conditions, the U.S. Federal Reserve Board (the “Fed”) has assured the public that it is prepared to take further action to promote a stronger recovery and sustained improvement in labor market conditions. The Fed is committed to maintaining the federal funds rate target near zero until the unemployment rate falls to 6.5% or inflation becomes a concern. We believe the strength of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow and record-high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT

ING LARGE CAP VALUE FUND

Sector Diversification as of November 30, 2013 (as a percentage of net assets)

Financials	27.1%
Energy	14.6%
Health Care	12.6%
Industrials	11.7%
Information Technology	8.5%
Consumer Discretionary	6.6%
Utilities	5.9%
Consumer Staples	3.7%
Materials	3.1%
Exchange-Traded Funds	1.5%
Telecommunication Services	1.5%
Assets in Excess of Other Liabilities*	3.2%
Net Assets	100.0%

* Includes short-term investments.

Portfolio holdings are subject to change daily.

ING Large Cap Value Fund (the “Fund” or “Large Cap Value”) seeks long-term growth of capital and current income. The Fund is managed by Robert M. Kloss, Vincent Costa, CFA, and Christopher F. Corapi, Portfolio Managers, of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.*

Performance: For the six months ended November 30, 2013, the Fund’s Class A shares, excluding sales charges, provided a total return of 10.19% compared to the Russell 1000® Value Index (the “Index”), which returned 10.54% for the same period.

Portfolio Specifics: For the six months ended November 30, 2013, the Fund’s Class A shares, excluding sales charges, provided a total return of 10.19% compared to the Russell 1000® Value Index (the “Index”), which returned 10.54% for the same period.

Portfolio Specifics: During the reporting period, the Fund underperformed the Russell 1000® Value Index after deducting fees and expenses, but outperformed the Index before deducting fees and expenses. Fund performance was due to strong stock selection, primarily within the financials and consumer discretionary sectors. By contrast, unfavorable stock selection within the health care and consumer staples sectors detracted from performance.

The main individual contributors to performance were Lincoln National Corporation and Best Buy Co., Inc. (“Best Buy”).

Within the financials sector, our overweight position in Lincoln National Corporation contributed to performance. The stock outperformed after reporting solid quarterly results at the end of October. Investors were pleased that the company modestly exceeded earnings expectations, as well as by the fact that annuity guarantees have been substantially de-risked as equity markets have risen and interest rates are off their lows.

Our overweight position in consumer electronics company Best Buy contributed positively to performance during the period. Against a backdrop of concern about weakness in consumer spending, the company reported solid second-quarter results that were strong across the board. In particular, investors were pleased to see better-than-expected progress on gross margin improvement.

Top Ten Holdings as of November 30, 2013* (as a percentage of net assets)

General Electric Co.	4.2%
Johnson & Johnson	4.1%
JPMorgan Chase & Co.	3.6%
Pfizer, Inc.	3.4%
Apple, Inc.	3.4%
Citigroup, Inc.	3.0%
Bank of America Corp.	2.9%
Intel Corp.	2.4%
Royal Dutch Shell PLC — Class A ADR	2.3%
Walt Disney Co.	2.3%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

Key detractors from performance were Entergy Corporation and AllianceBernstein Holding L.P (“AllianceBernstein”).

Within the utilities sector, an overweight position in Entergy Corporation, an integrated company engaged primarily in electric power production, detracted value. The stock’s underperformance relates to a combination of factors including weak earnings results and guidance, driven by mild summer weather, continued depressed power prices across much of the country, and an unexpected delay in the company’s proposed spin-off of transmission assets with ITC Holdings. Furthermore, investors’ fears regarding the Federal Reserve possibly tapering its bond purchases and higher interest rates hit higher yielding utility companies such as Entergy Corporation to a greater extent than its peers.

Our position in non-benchmark stock AllianceBernstein underperformed during the period. Shares of AllianceBernstein have been in the doldrums since the mid-summer “taper-driven” sell-off hit them on fears of fixed income redemptions. While redemptions increased modestly, fixed income performance has remained strong. We continue to hold the stock and believe the company’s earnings multiple, which is several times below the industry average, reflects a big discount for the erratic flow history and below-peer margins.

Current Strategy and Outlook: We continue to see attractive valuations in companies in a variety of sectors. Going forward we believe that dividends will continue to be in demand by investors, who are searching for income and for funds with good downside capture such as the Fund seeks to provide. The Fund is currently overweight in the consumer discretionary, materials and energy sectors and underweight the telecommunication services, health care and information technology sectors.

*	Effective June 30, 2013, Vincent Costa was added as a portfolio manager for the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING MID CAP VALUE FUND

PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of November 30, 2013 (as a percentage of net assets)

Financials	22.0%
Information Technology	16.6%
Industrials	14.6%
Consumer Discretionary	10.3%
Energy	9.2%
Materials	8.9%
Health Care	8.2%
Utilities	5.6%
Consumer Staples	2.4%
Assets in Excess of Other Liabilities*	2.2%
Net Assets	100.0%

* Includes short-term investments.

Portfolio holdings are subject to change daily.
ING Mid Cap Value Fund (the “Fund” or “MidCap Value”) seeks long-term capital appreciation. The Fund’s assets are managed by two sub-advisers — RBC Global Asset Management (U.S.) Inc. (“RBC GAM (U.S.)”) and Wellington Management Company, LLP (“Wellington”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion of the Fund’s assets (“Sleeve”) that is allocated to each Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: Stephen E. Kylander and Lance F. James, Portfolio Managers of RBC GAM (US), and James N. Mordy, Portfolio Manager of Wellington.

Performance: For the six months ended November 30, 2013, the Fund’s Class I shares provided a total return of 12.38% compared to the Russell Midcap® Value Index (the “Index”), which returned 10.56%, for the same period.

Portfolio Specifics: RBC GAM (U.S.) Sleeve: For the six month period ended November 30, 2013, the Sleeve outperformed the Russell Midcap® Value Index by approximately 42 basis points (0.42%). This was due to favorable sector allocation decisions outweighing adverse stock selection, which detracted modestly from overall performance. As seen in the latter stages of the prior fiscal year, the Sleeve continued to benefit from a significant underweight to defensive sectors with “bond-like” characteristics, namely utilities and real estate investment trusts (“REITs”). Both sectors, which had been strong performers for much of the prior year, sold off amid signs that the persistent low interest rate environment of the prior 12-18 months would abate, as well as an increased appetite for risk as investors were emboldened by the strong equity market returns. The Sleeve also benefitted from a significant overweight position in information technology, which was among the top performing sectors in the Index. In terms of stock selection, adverse selection in the industrials and energy sectors were the primary detractors from Sleeve performance. Within industrials, engineering and construction company KBR, patent provider Acacia Research, and office supply company ACCO Brands, all came under pressure during the time period, while equipment provider Cameron International and driller Noble Corporation weighed on energy sector returns. Acacia Research and ACCO Brands have since been liquidated from the Sleeve with the proceeds used to fund alternative opportunities. The largest single detracting stock from Sleeve performance came from the financials sector, as property and casualty insurer, Tower Group, a strong performer earlier in the year, surprised all stakeholders by delaying the release of second quarter earnings multiple times, eventually announcing a reserve charge significantly above expectations. The holding has been liquidated from the Sleeve as we have lost confidence in management following the surprising and disappointing developments. The adverse effect of the above mentioned stocks offset favorable stock selection in the health care (AmerisourceBergen, Mylan) and materials (Owens-Illinois, Cytec Industries) sectors as well as strong performance from individual holdings Spirit Airlines, AOL, Tenneco, Arrow Electronics, and Geospace Technologies.

Top Ten Holdings as of November 30, 2013 (as a percentage of net assets)

Skyworks Solutions, Inc.	2.6%
Avago Technologies Ltd.	2.3%
NXP Semiconductor NV	2.3%
Reinsurance Group of America, Inc.	2.2%
Arrow Electronics, Inc.	2.0%
UnumProvident Corp.	1.8%
Methanex Corp.	1.5%
Newell Rubbermaid, Inc.	1.5%
Owens-Illinois, Inc.	1.5%
KBR, Inc.	1.4%

Portfolio holdings are subject to change daily.

Wellington Sleeve: For the six-month period ended November 30, 2013, the Sleeve outperformed the Russell MidCap® Value Index by approximately 270 basis points (2.70%). Strong stock selection was a driver of outperformance during the period. The financials, materials, and industrials sectors contributed most to relative returns, although they were partially offset by weak selection in the energy, consumer discretionary, and information technology sectors.

Sector allocation, a residual of the bottom-up stock selection process, also contributed positively to relative outperformance during the period. Positive results from underweights to utilities and financials and an overweight to information technology aided relative performance. An underweight to telecom and media and a residual cash position detracted from relative performance.

Top contributors to relative performance during the period included Methanex (materials), a Canadian-based supplier of methanol, WellCare Health Plans (health care) a provider of managed care services for government-sponsored health care programs, and Almirall (health care), an international pharmaceutical company. Top detractors from relative performance included Cobalt International Energy (energy), a US-based oil-focused exploration and production company, Trican Well Service (energy), a pressure pumping company, as well as not owning Micron Technology (information technology), a semiconductor manufacturer.

Current Strategy & Outlook: RBC GAM (U.S.) Sleeve: We believe that we are in the late phase of a market, focused on steady, low volatility dividend payers, which has driven such stocks to high relative and absolute premiums. While economic and political uncertainty, coupled with low interest rates and financial stimulus policy, have continued to provide legs for this segment of the market, we believe an eventual change should be expected, potentially shifting performance leaders of the past few years. Accordingly, the Sleeve continues to be significantly underweight those sectors with defensive, “bond-like” characteristics, such as utilities and REIT’s, while overweighting cyclical sectors that will benefit from accelerating growth, such as energy, information technology, and materials.

Wellington Sleeve: Economic data has been mixed, but we believe we could see improvement in 2014. Global PMI surveys rose to 52.4 in September, the highest level in over two years. In the US, we believe the private sector is recovering and fiscal drag should lessen going forward. Signs of growth have emerged in Europe, Japan appears stronger and we expect China to stabilize. Given that backdrop, we believe that long term rates are likely to ultimately work higher. At the end of the period, we were positioned by continuing to favor the more cyclical sectors and remained underweight the more interest rate sensitive sectors.

At the end of the period our largest overweights were to industrials, information technology, and materials, while our largest underweights were to the financials, utilities, and telecom & media sectors.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT

ING MIDCAP OPPORTUNITIES FUND

Sector Diversification as of November 30, 2013 (as a percentage of net assets)

Consumer Discretionary	24.7%
Information Technology	16.4%
Industrials	14.8%
Health Care	13.2%
Financials	9.2%
Consumer Staples	7.5%
Energy	6.1%
Materials	4.4%
Telecommunication Services	1.8%
Assets in Excess of Other Liabilities*	1.9%
Net Assets	100.0%

* Includes short-term investments.

Portfolio holdings are subject to change daily.

ING MidCap Opportunities Fund (the “Fund” or “MidCap Opportunities”) seeks long-term capital appreciation. The Fund is managed by Jeff Bianchi and Michael Pytosh, Portfolio Managers, of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.

Performance: For the six months ended November 30, 2013, the Fund’s Class A shares, excluding sales charges, provided a total return of 12.19% compared to the Russell Midcap® Growth Index and the Russell Midcap® Index, which returned 13.28% and 11.98%, respectively, for the same period.

Portfolio Specifics: Fund underperformance versus the Russell Midcap® Growth Index for the reporting period was attributed primarily to negative sector allocation and the deduction of expenses and fees. The Fund’s cash position was the strongest detractor within the allocation effect. Stock selection in aggregate was only a slight detractor for the period, but the effects of offsetting individual positions were more pronounced. Stock selection among energy and information technology companies had a negative impact, which, however, was more than offset by positive stock selection among the financial, materials and consumer discretionary sectors.

Best Buy Co., Inc., Ulta Salon, Cosmetics & Fragrance (“Ulta”), Inc., and Ameriprise Financial, Inc. were the biggest contributors to performance during the six-month period. Our overweight position in consumer electronics company Best Buy Co. contributed positively to performance. Against a backdrop of concern about weakness in consumer spending, the company reported solid quarterly results that were strong across the board. In particular, investors were pleased to see better-than-expected progress on gross margin improvement. Our overweight position in Ulta contributed positively to performance. The company reported solid quarterly results, beating expectations on both the top and bottom line, allaying investor concerns of margin erosion and increasing investor confidence in the company’s ability to deliver mid- to high-single-digit same-store sales growth. Ameriprise, a hybrid insurer/asset manager, has outperformed this year by materially exceeding expectations on margin improvements, driven by advisor productivity, and by exhibiting shareholder-friendly behavior, e.g., by deploying excess capital via buybacks and dividends. Although the company experienced significant outflows from some of its platforms, this was mostly in lower fee assets, so the net result has been an improved fee mix.

Top Ten Holdings as of November 30, 2013 (as a percentage of net assets)

Intuit, Inc.	2.8%
Discovery Communications, Inc. — Class A	2.4%
Whole Foods Market, Inc.	2.2%
Alexion Pharmaceuticals, Inc.	2.1%
Macy’s, Inc.	2.1%
Actavis PLC	2.1%
NetApp, Inc.	2.1%
Informatica Corp.	2.0%
Chipotle Mexican Grill, Inc.	2.0%
Hershey Co.	2.0%

Portfolio holdings are subject to change daily.

Citrix Systems, Inc., FMC Technologies, Inc., and Urban Outfitters, Inc. were among the most significant detractors for the period. Our overweight position in enterprise software vendor Citrix Systems, Inc. detracted from performance. The company pre-announced third quarter results that were below expectations. Our overweight in FMC Technologies, Inc. detracted from performance. The company reported disappointing margins for its subsea business, mainly driven by execution issues on legacy projects, including higher than expected project completion costs and slower than expected progress in addressing its cost structure. Management reaffirmed its margin guidance for fiscal year 2014, so we believe that this is a temporary issue. Our overweight position in Urban Outfitters, Inc. detracted from performance, as the company disclosed in its 10-Q that trends at its Urban Outfitters, Inc. concept had decelerated meaningfully in September.

Current Strategy and Outlook: We believe that the U.S. economy has moved into a phase of self-sustaining, if slow, economic recovery. As we see modestly improving economic conditions, the U.S. Federal Reserve Board (the “Fed”) has assured the public that it is prepared to take further action to promote a stronger recovery and sustained improvement in labor market conditions. The Fed is committed to maintaining the federal funds rate target near zero until the unemployment rate falls to 6.5% or inflation becomes a concern. We believe the strength of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow and record-high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING REAL ESTATE FUND

PORTFOLIO MANAGERS’ REPORT

REIT Diversification as of November 30, 2013 (as a percentage of net assets)

Retail REITs	22.8%
Specialized REITs	16.7%
Residential REITs	16.8%
Diversified REITs	15.9%
Office REITs	13.0%
Hotels, Resorts & Cruise Lines	8.1%
Industrial REITs	5.6%
Assets in Excess of Other Liabilities*	1.1%
Net Assets	100.0%

* Includes short-term investments.

Portfolio holdings are subject to change daily.

ING Real Estate Fund (the “Fund” or “Real Estate”) seeks total return consisting of long-term capital appreciation and current income. The Fund is managed by T. Ritson Ferguson, CFA and Joseph P. Smith, CFA, Portfolio Managers, of CBRE Clarion Securities LLC — the Sub-Adviser.

Performance: For the six months ended November 30, 2013, the Fund’s Class A shares, excluding sales charges, provided a total return of –5.43% compared to the MSCI U.S. REIT® Index, which returned –6.34%, for the same period.

Portfolio Specifics: During the period, the Fund outperformed the benchmark primarily as both stock selection and asset allocation decisions contributed to relative performance. Stock selection in the office, apartment, net lease and mall sectors added value, which more than offset sub-par stock selection in the industrial and healthcare sectors. Sector allocation decisions benefited from an underweight to the underperforming healthcare sector as well as an overweight to the outperforming hotel sector. An underweight to the outperforming storage sector detracted from relative performance.

Positive economic news and its implications for the timing and pace of eventual “tapering” of quantitative easing by the U.S. Federal Reserve Board (the “Fed”) have driven interest rates higher during the course of the past six months. Rising interest rates have created a near-term headwind for these stocks and, thus, real estate investment trusts (“REITs”) have underperformed the broader equity market in what might be argued as an overreaction to movements in the bond market. Property company news has been characterized by solid earnings releases from listed property companies, improving property fundamentals, active capital raising — including IPOs of significant real estate portfolios, and an active transactions market. Returns by property sector have varied as the hotel sector, which is generally considered the most economically-sensitive property type, delivered the best performance during the period while the healthcare sector, which is generally considered one of the more defensive property types, delivered the poorest performance during the period.

Current Strategy & Outlook: We believe the investment case for property companies remains very much intact. The investment thesis for a listed property portfolio remains favorable based on: (1) improving earnings, which have consistently met or exceeded expectations; (2) attractive absolute and relative yield via the dividend, which is growing; (3) valuations that remain attractive relative to our estimate of inherent private market real estate value; and (4) continued access to attractively priced capital, which has provided a competitive advantage versus private owners of real estate. Risks to this thesis include a protracted economic recession and/or a significant dislocation in the capital markets.
Top Ten Holdings as of November 30, 2013 (as a percentage of net assets)

Simon Property Group, Inc.	9.0%
Host Hotels & Resorts, Inc.	5.1%
Equity Residential	4.8%
ProLogis, Inc.	4.5%
Health Care Real Estate Investment Trust, Inc.	3.8%
Vornado Realty Trust	3.7%
Public Storage, Inc.	3.3%
Boston Properties, Inc.	3.3%
SL Green Realty Corp.	2.8%
General Growth Properties, Inc.	2.8%

Portfolio holdings are subject to change daily.

We remain overweight the hotel, office, industrial and mall sectors and are more cautious on the storage, net lease and healthcare sectors. Positioning emphasizes property types with shorter lease lengths that can more quickly benefit from improving economic conditions and/or property types whose shares outperform in anticipation of this improvement. We remain overweight the hotel sector given that lodging cash flows respond most quickly to improving demand. Office investments are concentrated in coastal CBD (central business district) markets with a bias toward the west coast plus mid-town Manhattan. Favorable west coast markets include San Francisco, Seattle, San Diego and west Los Angeles. Positioning in the retail sector is primarily focused in the higher quality regional mall companies, which continue to generate strong internal growth despite decelerating retail sales which have weighed on the shares. Portfolio positioning remains cautious on healthcare and net lease property types, which generally produce slower “bond-like” earnings growth. These property types also depend on strong acquisition velocity to generate earnings per share growth, which we believe will be challenged at current levels given the high volume of acquisitions completed over the past year and a deteriorating cost of capital.

We continue to believe that property stocks offer investors an attractive investment option, anchored by current yield via a growing dividend and underpinned by increasing real estate cash flows derived from improving economic and commercial property fundamentals.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT

ING SMALLCAP OPPORTUNITIES FUND

Sector Diversification as of November 30, 2013 (as a percentage of net assets)

Information Technology	23.1%
Consumer Discretionary	18.2%
Health Care	16.7%
Industrials	13.8%
Financials	10.1%
Energy	5.0%
Materials	4.3%
Consumer Staples	2.3%
Exchange-Traded Funds	2.0%
Assets in Excess of Other Liabilities*	4.5%
Net Assets	100.0%

* Includes short-term investments.

Portfolio holdings are subject to change daily.

ING SmallCap Opportunities Fund (the “Fund” or “SmallCap Opportunities”) seeks capital appreciation. The Fund is managed by Steve Salopek, James Hasso and Joseph Basset, Portfolio Managers, of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.

Performance: For the six months ended November 30, 2013, the Fund’s Class A shares, excluding sales charges, provided a total return of 17.35% compared to the Russell 2000® Growth Index and the Russell 2000® Index, which returned 18.83% and 16.91%, respectively, for the same period.

Portfolio Specifics: The Fund underperformed the Russell 2000® Growth Index due primarily to unfavorable sector allocation, including our allocation to cash. Unfavorable stock selection within the consumer services and software and services sectors detracted most from results. Our overweight position in real estate also underperformed. By contrast, strong stock selection was most notable in the capital goods, health care equipment and services, and industrial materials sectors.

The main individual contributors to performance were ExactTarget, Inc. (“ExactTarget”) and Cooper Tire & Rubber Company.

An overweight position in ExactTarget, a provider of cross-channel marketing software-as-a-service solutions, contributed positively to performance during the period. On June 4, 2013, Salesforce.com announced they would acquire ExactTarget for $33.75 per share in cash, which was a substantial premium over ExactTarget’s closing price of $22.07 the day prior.

Shares of Cooper Tire & Rubber Company benefited from a takeover offer from a foreign entity. In June, the company agreed to be purchased by India’s Apollo Tyres Ltd. for $35 cash per share. Subsequently, we significantly reduced our position to take advantage of the price increase.

Top Ten Holdings as of November 30, 2013* (as a percentage of net assets)

iShares Russell 2000 Growth Index Fund	2.0%
Aspen Technology, Inc.	1.4%
PTC, Inc.	1.1%
Vail Resorts, Inc.	1.1%
Healthsouth Corp.	1.1%
WEX, Inc.	1.1%
Cheesecake Factory	1.1%
Portfolio Recovery Associates, Inc.	1.1%
Commvault Systems, Inc.	1.0%
Knight Transportation, Inc.	1.0%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

Key detractors from performance were Aeropostale, Inc. (“Aeropostale”) and Liquidity Services Inc. (“Liquidity Services”).

An overweight position in Aeropostale, Inc. underperformed during the period. The company pre-announced results that were below expectations for the second quarter and provided guidance for the third quarter significantly below expectations. Similar to other teen retailers, Aeropostale was negatively impacted by weak mall traffic and teenagers not buying as much apparel as they had in previous years. Since the announcement, we have been opportunistically selling our position.

Within the software and services sector, an overweight position in Liquidity Services detracted from performance. Liquidity Services helps government entities and corporations dispose of their surplus assets. The stock underperformed during the period as the company continued to struggle with revenue growth due to a sluggish retail environment, and with hiccups in its recent European acquisition. Furthermore, with some of Liquidity Services’ government business currently up for re-bid, there is a risk that the company may lose a government contract. We have been opportunistically selling our position in the stock.

Current Strategy and Outlook: We are cautious about the global macroeconomic landscape and continue to assess the potential impact that it may have on the performance of companies and valuations. Our portfolio positioning has not changed significantly. We seek to remain nimble and continue to focus on quality companies, i.e., companies that in our opinion have strong managements, strong balance sheets and good cash flow generation capabilities. Even among cyclicals our primary focus is on management quality, cash flows and the strength of the balance sheet. Going forward, we believe that the Fund is well positioned as we think that investors will continue to focus on companies’ fundamentals due to the ongoing economic uncertainty.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2013 to November 30, 2013. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value June 1, 2013	Ending Account Value November 30, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2013*	Beginning Account Value June 1, 2013	Ending Account Value November 30, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2013*
ING Growth Opportunities Fund
Class A	$1,000.00	$1,113.60	1.35%	$7.15	$1,000.00	$1,018.30	1.35%	$6.83
Class B	1,000.00	1,109.90	2.00	10.58	1,000.00	1,015.04	2.00	10.10
Class C	1,000.00	1,110.30	2.00	10.58	1,000.00	1,015.04	2.00	10.10
Class I	1,000.00	1,115.80	0.97	5.14	1,000.00	1,020.21	0.97	4.91
Class W	1,000.00	1,115.80	1.00	5.30	1,000.00	1,020.05	1.00	5.06
ING Large Cap Value Fund
Class A	1,000.00	1,101.90	1.12	5.90	1,000.00	1,019.45	1.12	5.67
Class B	1,000.00	1,099.10	1.87	9.84	1,000.00	1,015.69	1.87	9.45
Class C	1,000.00	1,098.40	1.87	9.84	1,000.00	1,015.69	1.87	9.45
Class I	1,000.00	1,104.80	0.78	4.12	1,000.00	1,021.16	0.78	3.95
Class O	1,000.00	1,102.30	1.12	5.90	1,001.00	1,019.45	1.12	5.67
Class R	1,000.00	1,102.20	1.32	6.96	1,000.00	1,018.45	1.32	6.68
Class R6	1,000.00	1,104.10	0.78	4.11	1,000.00	1,021.16	0.78	3.95
Class W	1,000.00	1,103.80	0.87	4.59	1,000.00	1,020.71	0.87	4.41

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value June 1, 2013	Ending Account Value November 30, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2013*	Beginning Account Value June 1, 2013	Ending Account Value November 30, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2013*
ING Mid Cap Value Fund
Class I	$1,000.00	$1,123.80	0.86%	$4.58	$1,000.00	$1,020.76	0.86%	$4.36
ING MidCap Opportunities Fund
Class A	1,000.00	1,121.90	1.32	7.02	1,000.00	1,018.45	1.32	6.68
Class B	1,000.00	1,117.50	2.07	10.99	1,000.00	1,014.69	2.07	10.45
Class C	1,000.00	1,117.10	2.07	10.99	1,000.00	1,014.69	2.07	10.45
Class I	1,000.00	1,123.70	0.92	4.90	1,000.00	1,020.46	0.92	4.66
Class O	1,000.00	1,121.30	1.32	7.02	1,000.00	1,018.45	1.32	6.68
Class R	1,000.00	1,120.20	1.57	8.34	1,000.00	1,017.20	1.57	7.94
Class R6	1,000.00	1,124.10	0.88	4.69	1,000.00	1,020.66	0.88	4.46
Class W	1,000.00	1,123.30	1.07	5.70	1,000.00	1,019.70	1.07	5.42
ING Real Estate Fund
Class A	1,000.00	945.70	1.22	5.95	1,000.00	1,018.95	1.22	6.17
Class B	1,000.00	942.70	1.97	9.59	1,000.00	1,015.19	1.97	9.95
Class C	1,000.00	942.70	1.97	9.59	1,000.00	1,015.19	1.97	9.95
Class I	1,000.00	946.80	0.91	4.44	1,000.00	1,020.51	0.91	4.61
Class O	1,000.00	945.50	1.22	5.95	1,000.00	1,018.95	1.22	6.17
Class R	1,000.00	944.80	1.47	7.17	1,000.00	1,017.70	1.47	7.44
Class W	1,000.00	946.70	0.97	4.73	1,000.00	1,020.21	0.97	4.91
ING SmallCap Opportunities Fund
Class A	1,000.00	1,173.50	1.44	7.85	1,000.00	1,017.85	1.44	7.28
Class B	1,000.00	1,169.20	2.19	11.91	1,000.00	1,014.09	2.19	11.06
Class C	1,000.00	1,169.30	2.19	11.91	1,000.00	1,014.09	2.19	11.06
Class I	1,000.00	1,175.70	1.10	6.00	1,000.00	1,019.55	1.10	5.57
Class R	1,000.00	1,172.20	1.69	9.20	1,000.00	1,016.60	1.69	8.54
Class R6	1,000.00	1,175.70	1.05	5.73	1,000.00	1,019.80	1.05	5.32
Class W	1,000.00	1,175.10	1.19	6.49	1,000.00	1,019.55	1.19	6.02

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2013 (UNAUDITED)

	ING Growth Opportunities Fund	ING Large Cap Value Fund	ING Mid Cap Value Fund	ING MidCap Opportunities Fund
ASSETS:
Investments in securities at fair value+*	$122,740,673	$796,079,145	$293,304,554	$1,374,171,790
Short-term investments at fair value**	1,845,505	30,889,101	4,188,437	25,493,793
Total investments at fair value	$124,586,178	$826,968,246	$297,492,991	$1,399,665,583
Cash	365	210	2,050,047	883
Foreign currencies at value***	—	—	366	—
Receivables:
Investment securities sold	—	2,250,719	3,667,433	1,116,158
Fund shares sold	212,271	985,850	127,777	3,807,954
Dividends	65,693	1,870,861	234,128	633,591
Interest	—	—	28	—
Foreign tax reclaims	—	—	6,215	—
Prepaid expenses	26,742	41,445	1,190	58,002
Reimbursement due from manager	—	1,626	—	24,688
Total assets	124,891,249	832,118,957	303,580,175	1,405,306,859

LIABILITIES:
Payable for investment securities purchased	—	2,741,737	1,664,466	—
Payable for fund shares redeemed	198,312	208,492	9,147	2,124,686
Payable upon receipt of securities loaned	—	5,920,178	1,855,481	687,686
Payable for investment management fees	75,794	444,924	172,853	851,295
Payable for administrative fees	10,106	66,625	24,693	113,505
Payable for distribution and shareholder service fees	40,698	128,484	—	210,327
Payable for trustee fees	591	3,380	1,463	6,337
Other accrued expenses and liabilities	45,121	189,479	94,793	441,885
Total liabilities	370,622	9,703,299	3,822,896	4,435,721
NET ASSETS	$124,520,627	$822,415,658	$299,757,279	$1,400,871,138

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$92,348,917	$659,259,021	$196,263,967	$1,035,498,046
Undistributed net investment income/accumulated net investment loss	(279,643)	1,697,173	1,340,193	(1,797,929)
Accumulated net realized gain	8,736,812	37,863,230	49,420,034	128,039,057
Net unrealized appreciation	23,714,541	123,596,234	52,733,085	239,131,964
NET ASSETS	$124,520,627	$822,415,658	$299,757,279	$1,400,871,138
______________________
+ Including securities loaned at value	$—	$5,785,713	$1,773,895	$672,192
* Cost of investments in securities	$99,026,132	$672,482,911	$240,566,671	$1,135,039,826
** Cost of short-term investments	$1,845,505	$30,889,101	$4,188,437	$25,493,793
*** Cost of foreign currencies	$—	$—	$366	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

	ING Growth Opportunities Fund	ING Large Cap Value Fund	ING Mid Cap Value Fund	ING MidCap Opportunities Fund
Class A
Net assets	$70,002,747	$205,148,106	n/a	$443,912,021
Shares authorized	unlimited	unlimited	n/a	unlimited
Par value	$0.010	$0.010	n/a	$0.010
Shares outstanding	2,164,516	16,395,093	n/a	17,288,008
Net asset value and redemption price per share†	$32.34	$12.51	n/a	$25.68
Maximum offering price per share (5.75%)(1)	$34.31	$13.27	n/a	$27.25

Class B
Net assets	$1,567,842	$6,339,406	n/a	$5,235,790
Shares authorized	unlimited	unlimited	n/a	unlimited
Par value	$0.010	$0.010	n/a	$0.010
Shares outstanding	52,823	508,933	n/a	232,275
Net asset value and redemption price per share†	$29.68	$12.46	n/a	$22.54

Class C
Net assets	$24,102,274	$97,000,522	n/a	$127,789,926
Shares authorized	unlimited	unlimited	n/a	unlimited
Par value	$0.010	$0.010	n/a	$0.010
Shares outstanding	814,378	7,778,607	n/a	5,702,214
Net asset value and redemption price per share†	$29.60	$12.47	n/a	$22.41

Class I
Net assets	$26,448,593	$209,811,762	$299,757,279	$636,207,423
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010	$0.010
Shares outstanding	766,866	15,848,196	18,867,451	23,033,505
Net asset value and redemption price per share	$34.49	$13.24	$15.89	$27.62

Class O
Net assets	n/a	$6,189,242	n/a	$53,091,569
Shares authorized	n/a	unlimited	n/a	unlimited
Par value	n/a	$0.010	n/a	$0.010
Shares outstanding	n/a	494,942	n/a	2,072,773
Net asset value and redemption price per share	n/a	$12.50	n/a	$25.61

Class R
Net assets	n/a	$3,818,931	n/a	$1,229,622
Shares authorized	n/a	unlimited	n/a	unlimited
Par value	n/a	$0.010	n/a	$0.010
Shares outstanding	n/a	305,602	n/a	48,155
Net asset value and redemption price per share	n/a	$12.50	n/a	$25.53

Class R6
Net assets	n/a	$245,710,295	n/a	$14,127,743
Shares authorized	n/a	unlimited	n/a	unlimited
Par value	n/a	$0.010	n/a	$0.010
Shares outstanding	n/a	18,568,415	n/a	511,255
Net asset value and redemption price per share	n/a	$13.23	n/a	$27.63

Class W
Net assets	$2,399,171	$48,397,394	n/a	$119,277,044
Shares authorized	unlimited	unlimited	n/a	unlimited
Par value	$0.010	$0.010	n/a	$0.010
Shares outstanding	70,757	3,665,431	n/a	4,348,651
Net asset value and redemption price per share	$33.91	$13.20	n/a	$27.43
______________________
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
† Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2013 (UNAUDITED)

	ING Real Estate Fund	ING SmallCap Opportunities Fund
ASSETS:
Investments in securities at fair value+*	$1,194,417,823	$458,441,403
Short-term investments at fair value**	9,585,392	39,985,620
Total investments at fair value	$1,204,003,215	$498,427,023
Cash	—	231
Receivables:
Investment securities sold	9,833,291	1,181,832
Fund shares sold	1,442,738	1,086,409
Dividends	720,183	214,870
Prepaid expenses	57,892	42,747
Reimbursement due from manager	—	16,022
Total assets	1,216,057,319	500,969,134

LIABILITIES:
Payable for investment securities purchased	6,580,653	991,110
Payable for fund shares redeemed	476,183	98,572
Payable upon receipt of securities loaned	—	19,248,483
Payable for investment management fees	717,904	328,077
Payable for administrative fees	102,556	38,441
Payable for distribution and shareholder service fees	75,353	55,357
Payable for trustee fees	6,328	1,944
Other accrued expenses and liabilities	179,639	191,345
Total liabilities	8,138,616	20,953,329
NET ASSETS	$1,207,918,703	$480,015,805

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$996,461,531	$363,227,127
Distributions in excess of net investment income/accumulated net investment loss	(8,889,946)	(1,845,900)
Accumulated net realized gain (loss)	(118,256,287)	27,553,106
Net unrealized appreciation	338,603,405	91,081,472
NET ASSETS	$1,207,918,703	$480,015,805
______________________
+ Including securities loaned at value	$—	$18,819,169
* Cost of investments in securities	$855,814,418	$367,359,931
** Cost of short-term investments	$9,585,392	$39,985,620

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

	ING Real Estate Fund	ING SmallCap Opportunities Fund
Class A
Net assets	$222,624,784	$120,392,527
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	13,826,068	2,043,996
Net asset value and redemption price per share†	$16.10	$58.90
Maximum offering price per share (5.75%)(1)	$17.08	$62.49

Class B
Net assets	$835,051	$1,172,152
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	51,619	23,234
Net asset value and redemption price per share†	$16.18	$50.45

Class C
Net assets	$23,988,684	$38,604,026
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	1,422,360	766,678
Net asset value and redemption price per share†	$16.87	$50.35

Class I
Net assets	$745,866,367	$294,253,466
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	43,103,120	4,734,929
Net asset value and redemption price per share	$17.30	$62.15

Class O
Net assets	$32,693,775	n/a
Shares authorized	unlimited	n/a
Par value	$0.010	n/a
Shares outstanding	2,033,079	n/a
Net asset value and redemption price per share	$16.08	n/a

Class R
Net assets	$1,183,784	$423,842
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	73,711	7,242
Net asset value and redemption price per share	$16.06	$58.53

Class R6
Net assets	n/a	$3,527
Shares authorized	n/a	unlimited
Par value	n/a	$0.010
Shares outstanding	n/a	57
Net asset value and redemption price per share	n/a	$62.15

Class W
Net assets	$180,726,258	$25,166,265
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	9,281,051	408,541
Net asset value and redemption price per share	$19.47	$61.60
______________________
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
† Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2013 (UNAUDITED)

	ING Growth Opportunities Fund	ING Large Cap Value Fund	ING Mid Cap Value Fund	ING MidCap Opportunities Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$669,982	$7,901,044	$1,962,310	$5,756,457
Interest	—	12	147	—
Securities lending income, net	7,794	62,967	3,567	91,083
Total investment income	677,776	7,964,023	1,966,024	5,847,540

EXPENSES:
Investment management fees	445,072	2,202,712	1,026,347	4,766,212
Distribution and shareholder service fees:
Class A	117,630	200,598	—	525,735
Class B	7,891	24,585	—	26,662
Class C	111,802	381,299	—	589,564
Class O	—	5,664	—	63,016
Class R	—	8,338	—	2,116
Transfer agent fees:
Class A	75,638	71,056	—	415,415
Class B	1,775	2,177	—	5,266
Class C	25,162	33,766	—	116,462
Class I	1,311	3,350	1,932	175,911
Class O	—	2,008	—	49,793
Class R	—	1,477	—	836
Class R6	—	5,268	—	313
Class W	2,599	19,168	—	108,312
Administrative service fees	59,343	338,876	146,619	635,490
Shareholder reporting expense	6,762	22,967	7,314	71,786
Registration fees	38,337	61,145	—	56,419
Professional fees	6,881	30,512	11,999	55,908
Custody and accounting expense	3,303	38,687	60,617	61,818
Trustee fees	1,775	10,139	4,387	19,013
Miscellaneous expense	3,495	11,574	6,109	19,553
Interest expense	36	1,899	—	283
Total expenses	908,812	3,477,265	1,265,324	7,765,883
Net waived and reimbursed fees	(82,456)	(82,133)	—	(170,054)
Brokerage commission recapture	—	—	(17,527)	—
Net expenses	826,356	3,395,132	1,247,797	7,595,829
Net investment income (loss)	(148,580)	4,568,891	718,227	(1,748,289)

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	9,386,017	47,524,928	18,975,025	88,216,253
Foreign currency related transactions	—	—	3,222	—
Net realized gain	9,386,017	47,524,928	18,978,247	88,216,253
Net change in unrealized appreciation (depreciation) on:
Investments	3,572,435	50,691,765	14,439,251	59,987,890
Foreign currency related transactions	—	—	(4,527)	—
Net change in unrealized appreciation (depreciation)	3,572,435	50,691,765	14,434,724	59,987,890
Net realized and unrealized gain	12,958,452	98,216,693	33,412,971	148,204,143
Increase in net assets resulting from operations	$12,809,872	$102,785,584	$34,131,198	$146,455,854
______________________
* Foreign taxes withheld	$—	$80,387	$13,710	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2013 (UNAUDITED)

	ING Real Estate Fund	ING SmallCap Opportunities Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$14,359,061	$1,298,272
Securities lending income, net	—	111,023
Total investment income	14,359,061	1,409,295

EXPENSES:
Investment management fees	4,441,339	1,685,059
Distribution and shareholder service fees:
Class A	290,948	134,086
Class B	4,438	5,761
Class C	128,018	156,582
Class O	43,726	—
Class R	2,469	513
Transfer agent fees:
Class A	141,411	84,762
Class B	538	910
Class C	15,555	24,746
Class I	277,456	179,659
Class O	21,253	—
Class R	600	162
Class R6	—	1
Class W	109,015	15,450
Administrative service fees	634,471	194,963
Shareholder reporting expense	55,475	25,340
Registration fees	55,733	54,535
Professional fees	61,590	18,608
Custody and accounting expense	64,360	17,480
Trustee fees	18,982	5,833
Miscellaneous expense	28,083	5,476
Interest expense	—	1,489
Total expenses	6,395,460	2,611,415
Net waived and reimbursed fees	—	(98,275)
Net expenses	6,395,460	2,513,140
Net investment income (loss)	7,963,601	(1,103,845)

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	9,796,674	17,509,552
Net realized gain	9,796,674	17,509,552
Net change in unrealized appreciation (depreciation) on:
Investments	(86,913,224)	46,916,178
Net change in unrealized appreciation (depreciation)	(86,913,224)	46,916,178
Net realized and unrealized gain (loss)	(77,116,550)	64,425,730
Increase (decrease) in net assets resulting from operations	$(69,152,949)	$63,321,885
______________________
* Foreign taxes withheld	$—	$490

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Growth Opportunities Fund		ING Large Cap Value Fund
	Six Months Ended November 30, 2013	Year Ended May 31, 2013	Six Months Ended November 30, 2013	Year Ended May 31, 2013
FROM OPERATIONS:
Net investment income (loss)	$(148,580)	$(133,920)	$4,568,891	$6,388,977
Net realized gain	9,386,017	10,682,627	47,524,928	25,648,078
Net change in unrealized appreciation	3,572,435	8,563,287	50,691,765	64,312,725
Increase in net assets resulting from operations	12,809,872	19,111,994	102,785,584	96,349,780

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	—	(812,089)	(707,095)
Class B	—	—	(8,332)	(4,672)
Class C	—	—	(173,470)	(137,335)
Class I	—	—	(1,381,599)	(4,753,594)
Class O	—	—	(18,344)	(654)
Class R	—	—	(21,438)	(12,795)
Class R6	—	—	(1,534,964)	—
Class W	—	—	(333,701)	(368,979)
Net realized gains:
Class A	—	—	(3,792,172)	(1,267,110)
Class B	—	—	(35,893)	(15,047)
Class C	—	—	(1,579,353)	(402,509)
Class I	—	—	(8,670,979)	(9,360,834)
Class O	—	—	(29,906)	—
Class R	—	—	(188,657)	(32,270)
Class R6	—	—	(13,306,595)	—
Class W	—	—	(2,190,924)	(681,691)
Total distributions	—	—	(34,078,416)	(17,744,585)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	12,222,569	69,617,443	343,024,321	284,298,722
Proceeds from shares issued in merger (Note 15)	—	—	234,958,768	—
Reinvestment of distributions	—	—	32,959,642	17,330,043
	12,222,569	69,617,443	610,942,731	301,628,765
Cost of shares redeemed	(18,275,893)	(49,205,146)	(253,303,226)	(212,850,907)
Net increase (decrease) in net assets resulting from capital share transactions	(6,053,324)	20,412,297	357,639,505	88,777,858
Net increase in net assets	6,756,548	39,524,291	426,346,673	167,383,053

NET ASSETS:
Beginning of year or period	117,764,079	78,239,788	396,068,985	228,685,932
End of year or period	$124,520,627	$117,764,079	$822,415,658	$396,068,985
Undistributed net investment income/Accumulated net investment loss at end of year or period	$(279,643)	$(131,063)	$1,697,173	$1,412,219

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Mid Cap Value Fund		ING MidCap Opportunities Fund
	Six Months Ended November 30, 2013	Year Ended May 31, 2013	Six Months Ended November 30, 2013	Year Ended May 31, 2013
FROM OPERATIONS:
Net investment income (loss)	$718,227	$2,362,459	$(1,748,289)	$160,445
Net realized gain	18,978,247	39,377,479	88,216,253	51,751,270
Net change in unrealized appreciation	14,434,724	32,495,915	59,987,890	138,960,037
Increase in net assets resulting from operations	34,131,198	74,235,853	146,455,854	190,871,752

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	—	(2,335,658)	—	—
Net realized gains:
Class A	—	—	—	(8,848,804)
Class B	—	—	—	(167,164)
Class C	—	—	—	(2,797,118)
Class I	—	(30,471,327)	—	(9,493,447)
Class O	—	—	—	(1,123,400)
Class R	—	—	—	(2,232)
Class W	—	—	—	(1,812,670)
Total distributions	—	(32,806,985)	—	(24,244,835)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	11,022,730	87,520,489	251,814,274	484,936,254
Reinvestment of distributions	—	32,806,985	—	18,835,688
	11,022,730	120,327,474	251,814,274	503,771,942
Cost of shares redeemed	(38,972,142)	(96,060,733)	(152,597,479)	(264,403,684)
Net increase (decrease) in net assets resulting from capital share transactions	(27,949,412)	24,266,741	99,216,795	239,368,258
Net increase in net assets	6,181,786	65,695,609	245,672,649	405,995,175

NET ASSETS:
Beginning of year or period	293,575,493	227,879,884	1,155,198,489	749,203,314
End of year or period	$299,757,279	$293,575,493	$1,400,871,138	$1,155,198,489
Undistributed (distributions in excess) of net investment income/Accumulated net investment loss at end of year or period	$1,340,193	$621,966	$(1,797,929)	$(49,640)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Real Estate Fund		ING SmallCap Opportunities Fund
	Six Months Ended November 30, 2013	Year Ended May 31, 2013	Six Months Ended November 30, 2013	Year Ended May 31, 2013
FROM OPERATIONS:
Net investment income (loss)	$7,963,601	$14,073,549	$(1,103,845)	$(953,898)
Net realized gain	9,796,674	36,257,814	17,509,552	16,788,860
Net change in unrealized appreciation (depreciation)	(86,913,224)	95,449,273	46,916,178	38,236,719
Increase (decrease) in net assets resulting from operations	(69,152,949)	145,780,636	63,321,885	54,071,681

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(2,825,738)	(3,942,654)	—	—
Class B	(6,992)	(12,544)	—	—
Class C	(191,161)	(259,849)	—	—
Class I	(9,839,807)	(16,133,772)	—	—
Class O	(414,302)	(715,643)	—	—
Class R	(11,445)	(5,483)	—	—
Class W	(1,950,949)	(2,655,520)	—	—
Net realized gains:
Class A	—	—	—	(1,201,448)
Class B	—	—	—	(23,675)
Class C	—	—	—	(426,807)
Class I	—	—	—	(1,621,547)
Class R	—	—	—	(378)
Class W	—	—	—	(143,461)
Total distributions	(15,240,394)	(23,725,465)	—	(3,417,316)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	206,013,761	466,839,457	171,327,972	113,231,083
Reinvestment of distributions	9,564,020	13,377,777	—	2,605,941
	215,577,781	480,217,234	171,327,972	115,837,024
Cost of shares redeemed	(186,204,779)	(323,707,914)	(45,204,697)	(51,804,276)
Net increase in net assets resulting from capital share transactions	29,373,002	156,509,320	126,123,275	64,032,748
Net increase (decrease) in net assets	(55,020,341)	278,564,491	189,445,160	114,687,113

NET ASSETS:
Beginning of year or period	1,262,939,044	984,374,553	290,570,645	175,883,532
End of year or period	$1,207,918,703	$1,262,939,044	$480,015,805	$290,570,645
Distributions in excess of net investment income/Accumulated net investment loss at end of year or period	$(8,889,946)	$(1,613,153)	$(1,845,900)	$(742,055)

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Growth Opportunities Fund
Class A
11-30-13	29.04	(0.03)		3.33	3.30	—	—	—	—	—	32.34	11.36	1.53	1.35		1.35		(0.21)		70,003	64
05-31-13	23.92	(0.02)		5.14	5.12	—	—	—	—	—	29.04	21.40	1.51	1.35		1.35		(0.09)		64,837	123
05-31-12	23.21	0.00	*	0.73	0.73	0.02	—	—	0.02	—	23.92	3.15	1.67	1.35		1.35		0.02		48,045	151
05-31-11	17.47	0.07		5.67	5.74	—	—	—	—	—	23.21	32.86	1.68	1.35	†	1.35	†	0.35	†	44,528	90
05-31-10	14.08	(0.05)		3.44	3.39	—	—	—	—	—	17.47	24.08	1.68	1.35	†	1.35	†	(0.26	)†	37,356	143
05-31-09	22.32	(0.04)		(8.20)	(8.24)	—	—	—	—	—	14.08	(36.92)	1.74	1.43	†	1.42	†	(0.20	)†	35,676	166
Class B
11-30-13	26.74	(0.12	)•	3.06	2.94	—	—	—	—	—	29.68	10.99	2.18	2.00		2.00		(0.86)		1,568	64
05-31-13	22.17	(0.18	)•	4.75	4.57	—	—	—	—	—	26.74	20.61	2.16	2.00		2.00		(0.76)		1,697	123
05-31-12	21.63	(0.14	)•	0.68	0.54	—	—	—	—	—	22.17	2.50	2.32	2.00		2.00		(0.66)		2,984	151
05-31-11	16.39	(0.06	)•	5.30	5.24	—	—	—	—	—	21.63	31.97	2.33	2.00	†	2.00	†	(0.30	)†	6,783	90
05-31-10	13.30	(0.14	)•	3.23	3.09	—	—	—	—	—	16.39	23.23	2.33	2.00	†	2.00	†	(0.92	)†	9,956	143
05-31-09	21.22	(0.14	)•	(7.78)	(7.92)	—	—	—	—	—	13.30	(37.32)	2.37	2.08	†	2.07	†	(0.91	)†	14,383	166
Class C
11-30-13	26.66	(0.12)		3.06	2.94	—	—	—	—	—	29.60	11.03	2.18	2.00		2.00		(0.86)		24,102	64
05-31-13	22.10	(0.17)		4.73	4.56	—	—	—	—	—	26.66	20.63	2.16	2.00		2.00		(0.73)		20,721	123
05-31-12	21.57	(0.13)		0.66	0.53	—	—	—	—	—	22.10	2.46	2.32	2.00		2.00		(0.63)		16,049	151
05-31-11	16.34	(0.06)		5.29	5.23	—	—	—	—	—	21.57	32.01	2.33	2.00	†	2.00	†	(0.30	)†	16,850	90
05-31-10	13.26	(0.14	)•	3.22	3.08	—	—	—	—	—	16.34	23.23	2.33	2.00	†	2.00	†	(0.91	)†	14,777	143
05-31-09	21.15	(0.14)		(7.75)	(7.89)	—	—	—	—	—	13.26	(37.30)	2.39	2.08	†	2.07	†	(0.85	)†	15,257	166
Class I
11-30-13	30.91	0.02		3.56	3.58	—	—	—	—	—	34.49	11.58	0.97	0.97		0.97		0.18		26,449	64
05-31-13	25.37	0.07		5.47	5.54	—	—	—	—	—	30.91	21.84	1.01	1.00		1.00		0.29		27,896	123
05-31-12	24.57	0.11	•	0.75	0.86	0.06	—	—	0.06	—	25.37	3.51	1.05	1.00		1.00		0.48		9,975	151
05-31-11	18.44	0.15		5.98	6.13	—	—	—	—	—	24.57	33.24	1.07	1.00	†	1.00	†	0.69	†	6,711	90
05-31-10	14.82	0.02		3.60	3.62	—	—	—	—	—	18.44	24.43	1.09	1.00	†	1.00	†	0.08	†	5,422	143
05-31-09	23.38	0.05		(8.61)	(8.56)	—	—	—	—	—	14.82	(36.61)	1.19	0.98	†	0.97	†	0.29	†	11,349	166
Class W
11-30-13	30.39	0.02		3.50	3.52	—	—	—	—	—	33.91	11.58	1.18	1.00		1.00		0.14		2,399	64
05-31-13	24.94	0.06		5.39	5.45	—	—	—	—	—	30.39	21.85	1.16	1.00		1.00		0.29		2,613	123
05-31-12	24.15	0.07		0.77	0.84	0.05	—	—	0.05	—	24.94	3.49	1.32	1.00		1.00		0.30		1,188	151
05-31-11	18.19	0.11		5.85	5.96	—	—	—	—	—	24.15	32.77	1.33	1.00	†	1.00	†	0.65	†	1,109	90
11-23-09(4)– 05-31-10	14.57	0.08		3.54	3.62	—	—	—	—	—	18.19	24.85	1.29	0.69	†	0.69	†	0.40	†	269	143
ING Large Cap Value Fund
Class A
11-30-13	12.19	0.07		1.10	1.17	0.09	0.76	—	0.85	—	12.51	10.19	1.14	1.12		1.12		1.22		205,148	58
05-31-13	9.88	0.17		2.62	2.79	0.18	0.30	—	0.48	—	12.19	29.02	1.15	1.14		1.14		1.55		57,211	123
05-31-12	10.44	0.23	•	(0.41)	(0.18)	0.21	0.17	—	0.38	—	9.88	(1.53)	1.21	1.15		1.15		2.30		32,435	84
05-31-11	8.53	0.20		1.91	2.11	0.18	0.02	—	0.20	—	10.44	25.07	1.20	1.14	†	1.14	†	2.18	†	11,331	46
05-31-10	7.00	0.16		1.52	1.68	0.15	—	—	0.15	—	8.53	24.22	2.12	1.25	†	1.25	†	1.94	†	6,788	113
05-31-09	9.63	0.21		(2.62)	(2.41)	0.22	—	—	0.22	—	7.00	(25.15)	4.09	1.25	†	1.25	†	3.08	†	5,580	108
Class B
11-30-13	12.13	0.03	•	1.11	1.14	0.05	0.76	—	0.81	—	12.46	9.91	1.89	1.87		1.87		0.46		6,339	58
05-31-13	9.83	0.09	•	2.60	2.69	0.09	0.30	—	0.39	—	12.13	28.06	1.90	1.89		1.89		0.82		589	123
05-31-12	10.40	0.16	•	(0.41)	(0.25)	0.15	0.17	—	0.32	—	9.83	(2.27)	1.96	1.90		1.90		1.58		567	84
05-31-11	8.51	0.13		1.90	2.03	0.12	0.02	—	0.14	—	10.40	24.01	1.95	1.89	†	1.89	†	1.44	†	295	46
05-31-10	6.99	0.09		1.53	1.62	0.10	—	—	0.10	—	8.51	23.31	2.87	2.00	†	2.00	†	1.16	†	219	113
05-31-09	9.61	0.16	•	(2.60)	(2.44)	0.18	—	—	0.18	—	6.99	(25.54)	4.84	2.00	†	2.00	†	2.47	†	98	108

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions									Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate		Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)		($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING Large Cap Value Fund (continued)
Class C
11-30-13	12.15	0.02		1.11	1.13	0.05	0.76	—	0.81	—		12.47	9.84		1.89	1.87		1.87		0.48		97,001	58
05-31-13	9.85	0.08		2.62	2.70	0.10	0.30	—	0.40	—		12.15	28.11		1.90	1.89		1.89		0.80		22,862	123
05-31-12	10.43	0.15	•	(0.40)	(0.25)	0.16	0.17	—	0.33	—		9.85	(2.31)		1.96	1.90		1.90		1.55		12,095	84
05-31-11	8.54	0.11		1.92	2.03	0.12	0.02	—	0.14	—		10.43	23.98		1.95	1.89	†	1.89	†	1.40	†	3,697	46
05-31-10	7.01	0.10		1.53	1.63	0.10	—	—	0.10	—		8.54	23.32		2.87	2.00	†	2.00	†	1.19	†	1,201	113
05-31-09	9.62	0.14	•	(2.57)	(2.43)	0.18	—	—	0.18	—		7.01	(25.33)		4.84	2.00	†	2.00	†	2.20	†	935	108
Class I
11-30-13	12.84	0.10	•	1.17	1.27	0.11	0.76	—	0.87	—		13.24	10.48		0.80	0.78		0.78		1.56		209,812	58
05-31-13	10.38	0.22	•	2.75	2.97	0.21	0.30	—	0.51	—		12.84	29.44		0.82	0.80		0.80		1.90		277,638	123
05-31-12	10.95	0.28	•	(0.43)	(0.15)	0.25	0.17	—	0.42	—		10.38	(1.22)		0.87	0.80		0.80		2.69		177,157	84
05-31-11	8.95	0.23		2.00	2.23	0.21	0.02	—	0.23	—		10.95	25.22		0.88	0.82	†	0.82	†	2.51	†	102,577	46
03-31-10(4)– 05-31-10	9.46	0.04		(0.51)	(0.47)	0.04	—	—	0.04	—		8.95	(4.99)		1.84	0.97	†	0.97	†	2.18	†	44	113
Class O
11-30-13	12.18	0.07		1.10	1.17	0.09	0.76	—	0.85	—		12.50	10.23		1.14	1.12		1.12		1.22		6,189	58
01-28-13(4)– 05-31-13	11.15	0.06	•	1.00	1.06	0.03	—	—	0.03	—		12.18	9.54		1.15	1.14		1.14		1.54		375	123
Class R
11-30-13	12.17	0.06	•	1.11	1.17	0.08	0.76	—	0.84	—		12.50	10.22		1.39	1.32		1.32		1.05		3,819	58
05-31-13	9.88	0.14		2.62	2.76	0.17	0.30	—	0.47	—		12.17	28.74		1.40	1.34		1.34		1.32		2,089	123
08-05-11(4)– 05-31-12	9.19	0.16	•	0.85	1.01	0.15	0.17	—	0.32	—		9.88	11.22		1.46	1.39		1.39		2.02		87	84
Class R6
11-30-13	12.84	0.10	•	1.16	1.26	0.11	0.76	—	0.87	—		13.23	10.41		0.80	0.78		0.78		1.58		245,710	58
05-31-13(4)– 05-31-13	12.84	0.00	•	0.00 •	0.00 •	—	—	—	—	—		12.84	0.00		0.79	0.78		0.78		1.92		3	123
Class W
11-30-13	12.81	0.09		1.17	1.26	0.11	0.76	—	0.87	—		13.20	10.38		0.89	0.87		0.87		1.50		48,397	58
05-31-13	10.36	0.19		2.76	2.95	0.20	0.30	—	0.50	—		12.81	29.32		0.90	0.89		0.89		1.79		35,301	123
05-31-12	10.93	0.26	•	(0.42)	(0.16)	0.24	0.17	—	0.41	—		10.36	(1.29)		0.96	0.90		0.90		2.53		6,345	84
05-31-11	8.93	0.19		2.04	2.23	0.21	0.02	—	0.23	—		10.93	25.25		0.95	0.89	†	0.89	†	2.37	†	64	46
06-01-09(4)– 05-31-10	7.50	0.17		1.43	1.60	0.17	—	—	0.17	—		8.93	21.48		1.84	0.97	†	0.97	†	2.20	†	4	113
ING Mid Cap Value Fund
Class I
11-30-13	14.14	0.04		1.71	1.75	—	—	—	—	—		15.89	12.38		0.86	0.86		0.85		0.49		299,757	31
05-31-13	12.30	0.12		3.40	3.52	0.12	1.56	—	1.68	—		14.14	30.87		0.87	0.88		0.86		0.87		293,575	111
10-03-11(4)– 05-31-12	10.00	0.06		2.52	2.58	0.03	0.25	—	0.28	—		12.30	26.07		0.92	0.90		0.87		0.84		227,880	88
ING MidCap Opportunities Fund
Class A
11-30-13	22.89	(0.05)		2.84	2.79	—	—	—	—	—		25.68	12.19		1.34	1.32		1.32		(0.40)		443,912	44
05-31-13	19.35	(0.02)		4.11	4.09	—	0.55	—	0.55	—		22.89	21.54		1.33	1.33		1.33		(0.09)		395,343	81
05-31-12	21.14	(0.03)		(1.17)	(1.20)	—	0.59	—	0.59	0.00	*	19.35	(5.43	)(a)	1.37	1.35		1.35		(0.17)		292,698	89
05-31-11	15.25	0.01		5.88	5.89	—	—	—	—	—		21.14	38.62		1.38	1.34	†	1.34	†	0.09	†	288,383	70
05-31-10	11.35	(0.06	)•	3.90	3.84	—	—	—	—	0.06		15.25	34.36	(b)	1.55	1.35	†	1.35	†	(0.40	)†	140,802	117
05-31-09	16.65	(0.05	)•	(5.13)	(5.18)	—	0.12	—	0.12	0.00	*	11.35	(31.05	)(c)	1.73	1.35	†	1.35	†	(0.41	)†	112,412	201
Class B
11-30-13	20.17	(0.12	)•	2.49	2.37	—	—	—	—	—		22.54	11.75		2.09	2.07		2.07		(1.15)		5,236	44
05-31-13	17.24	(0.16	)•	3.64	3.48	—	0.55	—	0.55	—		20.17	20.63		2.08	2.08		2.08		(0.85)		5,515	81
05-31-12	19.05	(0.16	)•	(1.06)	(1.22)	—	0.59	—	0.59	0.00	*	17.24	(6.14	)(a)	2.12	2.10		2.10		(0.93)		6,245	89
05-31-11	13.84	(0.10	)•	5.31	5.21	—	—	—	—	—		19.05	37.64		2.13	2.09	†	2.09	†	(0.63	)†	9,999	70
05-31-10	10.38	(0.15	)•	3.55	3.40	—	—	—	—	0.06		13.84	33.33	(b)	2.30	2.10	†	2.10	†	(1.20	)†	13,644	117
05-31-09	15.36	(0.14	)•	(4.72)	(4.86)	—	0.12	—	0.12	0.00	*	10.38	(31.58	)(c)	2.43	2.10	†	2.10	†	(1.23	)†	17,546	201

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions										Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions	Payment by affiliate		Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)	($)		($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING MidCap Opportunities Fund (continued)
Class C
11-30-13	20.06	(0.12)		2.47	2.35	—		—	—	—	—		22.41	11.71		2.09	2.07		2.07		(1.15)		127,790	44
05-31-13	17.15	(0.15)		3.61	3.46	—		0.55	—	0.55	—		20.06	20.62		2.08	2.08		2.08		(0.85)		111,350	81
05-31-12	18.95	(0.16	)•	(1.05)	(1.21)	—		0.59	—	0.59	0.00	*	17.15	(6.11	)(a)	2.12	2.10		2.10		(0.92)		87,941	89
05-31-11	13.76	(0.09)		5.28	5.19	—		—	—	—	—		18.95	37.72		2.13	2.09	†	2.09	†	(0.65	)†	84,997	70
05-31-10	10.33	(0.14	)•	3.51	3.37	—		—	—	—	0.06		13.76	33.20	(b)	2.30	2.10	†	2.10	†	(1.16	)†	53,098	117
05-31-09	15.27	(0.14)		(4.68)	(4.82)	—		0.12	—	0.12	0.00	*	10.33	(31.50	)(c)	2.43	2.10	†	2.10	†	(1.19	)†	43,922	201
Class I
11-30-13	24.58	(0.00	)*	3.04	3.04	—		—	—	—	—		27.62	12.37		0.96	0.92		0.92		(0.00	)*	636,207	44
05-31-13	20.65	0.06		4.42	4.48	—		0.55	—	0.55	—		24.58	22.08		0.97	0.91		0.91		0.34		496,950	81
05-31-12	22.42	0.06	•	(1.24)	(1.18)	0.00	*	0.59	—	0.59	0.00	*	20.65	(5.01	)(a)	1.01	0.91		0.91		0.29		265,400	89
05-31-11	16.09	0.11	•	6.22	6.33	—		—	—	—	—		22.42	39.34		0.96	0.90	†	0.90	†	0.54	†	123,898	70
05-31-10	11.94	0.01		4.07	4.08	—		—	—	—	0.07		16.09	34.76	(b)	1.20	1.00	†	1.00	†	0.05	†	25,803	117
05-31-09	17.42	0.02	•	(5.38)	(5.36)	—		0.12	—	0.12	0.00	*	11.94	(30.71	)(c)	1.18	0.85	†	0.85	†	0.13	†	8,475	201
Class O
11-30-13	22.84	(0.05)		2.82	2.77	—		—	—	—	—		25.61	12.13		1.34	1.32		1.32		(0.40)		53,092	44
05-31-13	19.31	(0.02)		4.10	4.08	—		0.55	—	0.55	—		22.84	21.54		1.33	1.33		1.33		(0.09)		47,704	81
05-31-12	21.10	(0.03)		(1.17)	(1.20)	—		0.59	—	0.59	0.00	*	19.31	(5.44	)(a)	1.37	1.35		1.35		(0.17)		41,517	89
05-31-11	15.21	0.02		5.87	5.89	—		—	—	—	—		21.10	38.72		1.38	1.34	†	1.34	†	0.11	†	45,434	70
05-31-10	11.32	(0.06)		3.89	3.83	—		—	—	—	0.06		15.21	34.36	(b)	1.55	1.35	†	1.35	†	(0.41	)†	34,216	117
06-04-08(4)– 05-31-09	16.47	0.00	*	(5.03)	(5.03)	—		0.12	—	0.12	0.00	*	11.32	(30.48	)(c)	1.68	1.35	†	1.35	†	0.03	†	28,177	201
Class R
11-30-13	22.79	(0.08	)•	2.82	2.74	—		—	—	—	—		25.53	12.02		1.59	1.57		1.57		(0.67)		1,230	44
05-31-13	19.31	(0.08	)•	4.11	4.03	—		0.55	—	0.55	—		22.79	21.27		1.58	1.58		1.58		(0.35)		654	81
08-05-11(4)– 05-31-12	17.95	(0.07	)•	2.02	1.95	—		0.59	—	0.59	0.00	*	19.31	11.15	(a)	1.62	1.60		1.60		(0.45)		14	89
Class R6
11-30-13	24.58	0.01		3.04	3.05	—		—	—	—	—		27.63	12.41		0.90	0.88		0.88		0.06		14,128	44
05-31-13(4)– 05-31-13	24.58	0.00	•	0.00 •	0.00 •	—		—	—	—	—		24.58	0.00		0.88	0.88		0.88		0.37		3	81
Class W
11-30-13	24.42	(0.02)		3.03	3.01	—		—	—	—	—		27.43	12.33		1.09	1.07		1.07		(0.15)		119,277	44
05-31-13	20.56	0.03		4.38	4.41	—		0.55	—	0.55	—		24.42	21.83		1.08	1.08		1.08		0.16		97,680	81
05-31-12	22.37	0.01		(1.23)	(1.22)	0.00	*	0.59	—	0.59	0.00	*	20.56	(5.20	)(a)	1.12	1.10		1.10		0.08		55,387	89
05-31-11	16.09	0.05		6.23	6.28	—		—	—	—	—		22.37	39.03		1.13	1.09	†	1.09	†	0.34	†	26,533	70
06-01-09(4)– 05-31-10	12.38	0.01		3.63	3.64	—		—	—	—	0.07		16.09	29.97	(b)	1.23	1.03	†	1.03	†	0.16	†	5,392	117
ING Real Estate Fund
Class A
11-30-13	17.23	0.09		(1.02)	(0.93)	0.20		—	—	0.20	—		16.10	(5.43)		1.22	1.22		1.22		1.05		222,625	28
05-31-13	15.45	0.16	•	1.95	2.11	0.33		—	—	0.33	—		17.23	13.78		1.22	1.22		1.22		0.99		214,477	40
05-31-12	15.23	0.14		0.39	0.53	0.31		—	—	0.31	—		15.45	3.66		1.20	1.20		1.20		0.88		177,041	36
05-31-11	11.91	0.09	•	3.50	3.59	0.27		—	—	0.27	—		15.23	30.67		1.21	1.22	†	1.22	†	0.71	†	152,777	43
05-31-10	7.63	0.20		4.42	4.62	0.22		—	0.12	0.34	—		11.91	61.88		1.25	1.25	†	1.25	†	2.03	†	114,792	51
05-31-09	14.89	0.26	•	(7.14)	(6.88)	0.24		—	0.14	0.38	—		7.63	(46.62)		1.35	1.34	†	1.34	†	2.65	†	57,141	105
Class B
11-30-13	17.30	0.02		(1.01)	(0.99)	0.13		—	—	0.13	—		16.18	(5.73)		1.97	1.97		1.97		0.29		835	28
05-31-13	15.51	0.04	•	1.95	1.99	0.20		—	—	0.20	—		17.30	12.92		1.97	1.97		1.97		0.25		934	40
05-31-12	15.28	0.02	•	0.40	0.42	0.19		—	—	0.19	—		15.51	2.87		1.95	1.95		1.95		0.11		1,007	36
05-31-11	11.94	(0.01	)•	3.52	3.51	0.17		—	—	0.17	—		15.28	29.71		1.96	1.97	†	1.97	†	(0.04	)†	1,404	43
05-31-10	7.65	0.13	•	4.44	4.57	0.16		—	0.12	0.28	—		11.94	60.83		2.00	2.00	†	2.00	†	1.32	†	1,665	51
05-31-09	14.93	0.17	•	(7.16)	(6.99)	0.15		—	0.14	0.29	—		7.65	(47.07)		2.10	2.09	†	2.09	†	1.75	†	1,374	105

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING Real Estate Fund (continued)
Class C
11-30-13	18.03	0.02		(1.05)	(1.03)	0.13	—	—	0.13	—	16.87	(5.73)		1.97	1.97		1.97		0.29		23,989	28
05-31-13	16.16	0.04	•	2.04	2.08	0.21	—	—	0.21	—	18.03	12.92		1.97	1.97		1.97		0.24		25,680	40
05-31-12	15.92	0.02	•	0.41	0.43	0.19	—	—	0.19	—	16.16	2.85		1.95	1.95		1.95		0.14		17,615	36
05-31-11	12.44	(0.01	)•	3.67	3.66	0.18	—	—	0.18	—	15.92	29.72		1.96	1.97	†	1.97	†	(0.07	)†	14,016	43
05-31-10	7.96	0.13	•	4.63	4.76	0.16	—	0.12	0.28	—	12.44	60.80		2.00	2.00	†	2.00	†	1.28	†	6,305	51
05-31-09	15.52	0.21	•	(7.46)	(7.25)	0.17	—	0.14	0.31	—	7.96	(47.02)		2.10	2.09	†	2.09	†	2.32	†	3,955	105
Class I
11-30-13	18.50	0.12		(1.10)	(0.98)	0.22	—	—	0.22	—	17.30	(5.32)		0.91	0.91		0.91		1.35		745,866	28
05-31-13	16.56	0.24	•	2.09	2.33	0.39	—	—	0.39	—	18.50	14.19		0.89	0.89		0.89		1.32		809,016	40
05-31-12	16.31	0.20		0.40	0.60	0.35	—	—	0.35	—	16.56	3.89		0.90	0.90		0.90		1.17		654,590	36
05-31-11	12.73	0.15	•	3.75	3.90	0.32	—	—	0.32	—	16.31	31.14		0.86	0.87	†	0.87	†	1.06	†	551,630	43
05-31-10	8.13	0.26		4.71	4.97	0.25	—	0.12	0.37	—	12.73	62.54		0.90	0.90	†	0.90	†	2.43	†	399,788	51
05-31-09	15.84	0.32	•	(7.61)	(7.29)	0.28	—	0.14	0.42	—	8.13	(46.44)		0.92	0.91	†	0.91	†	3.25	†	316,925	105
Class O
11-30-13	17.21	0.08		(1.01)	(0.93)	0.20	—	—	0.20	—	16.08	(5.45)		1.22	1.22		1.22		1.04		32,694	28
05-31-13	15.43	0.16		1.95	2.11	0.33	—	—	0.33	—	17.21	13.80		1.22	1.22		1.22		0.99		36,794	40
05-31-12	15.21	0.12		0.40	0.52	0.30	—	—	0.30	—	15.43	3.65		1.20	1.20		1.20		0.88		34,055	36
05-31-11	11.89	0.09		3.50	3.59	0.27	—	—	0.27	—	15.21	30.70		1.21	1.22	†	1.22	†	0.71	†	35,419	43
05-31-10	7.61	0.20		4.42	4.62	0.22	—	0.12	0.34	—	11.89	62.05		1.25	1.25	†	1.25	†	2.04	†	28,574	51
05-31-09	14.86	0.25		(7.12)	(6.87)	0.24	—	0.14	0.38	—	7.61	(46.66)		1.35	1.34	†	1.34	†	2.54	†	17,709	105
Class R
11-30-13	17.19	0.06	•	(1.00)	(0.94)	0.19	—	—	0.19	—	16.06	(5.52)		1.47	1.47		1.47		0.78		1,184	28
05-31-13	15.43	0.11	•	1.96	2.07	0.31	—	—	0.31	—	17.19	13.51		1.47	1.47		1.47		0.64		719	40
08-05-11(4)– 05-31-12	13.11	0.01	•	2.53	2.54	0.22	—	—	0.22	—	15.43	19.61		1.45	1.45		1.45		0.09		104	36
Class W
11-30-13	20.79	0.14		(1.24)	(1.10)	0.22	—	—	0.22	—	19.47	(5.33)		0.97	0.97		0.97		1.30		180,726	28
05-31-13	18.56	0.24	•	2.36	2.60	0.37	—	—	0.37	—	20.79	14.11		0.97	0.97		0.97		1.22		175,318	40
05-31-12	18.23	0.20	•	0.47	0.67	0.34	—	—	0.34	—	18.56	3.87		0.95	0.95		0.95		1.13		99,962	36
05-31-11	14.19	0.15	•	4.19	4.34	0.30	—	—	0.30	—	18.23	31.07		0.96	0.97	†	0.97	†	0.92	†	34,534	43
05-31-10	9.03	0.24		5.29	5.53	0.25	—	0.12	0.37	—	14.19	62.45		1.00	1.00	†	1.00	†	2.02	†	8,628	51
05-31-09	17.52	0.38	•	(8.45)	(8.07)	0.28	—	0.14	0.42	—	9.03	(46.47)		0.92	0.91	†	0.91	†	3.97	†	826	105
ING SmallCap Opportunities Fund
Class A
11-30-13	50.19	(0.20	)•	8.91	8.71	—	—	—	—	—	58.90	17.35		1.44	1.44		1.44		(0.72)		120,393	17
05-31-13	40.08	(0.24)		11.07	10.83	—	0.72	—	0.72	—	50.19	27.36		1.53	1.50		1.50		(0.57)		90,931	45
05-31-12	42.28	(0.33)		(1.95)	(2.28)	—	—	—	—	0.08	40.08	(5.20	)(d)	1.60	1.50		1.50		(0.79)		65,652	72
05-31-11	31.17	(0.28	)•	11.39	11.11	—	—	—	—	—	42.28	35.64		1.58	1.50	†	1.50	†	(0.80	)†	81,526	85
05-31-10	22.81	(0.20	)•	8.18	7.98	—	—	—	—	0.38	31.17	36.65	(e)	1.78	1.50	†	1.50	†	(0.72	)†	73,545	114
05-31-09	34.07	(0.16)		(11.10)	(11.26)	—	—	—	—	—	22.81	(33.05)		1.96	1.50	†	1.50	†	(0.60	)†	69,551	178
Class B
11-30-13	43.15	(0.34	)•	7.64	7.30	—	—	—	—	—	50.45	16.92		2.19	2.19		2.19		(1.48)		1,172	17
05-31-13	34.81	(0.50	)•	9.56	9.06	—	0.72	—	0.72	—	43.15	26.41		2.28	2.25		2.25		(1.30)		1,121	45
05-31-12	37.00	(0.52	)•	(1.74)	(2.26)	—	—	—	—	0.07	34.81	(5.92	)(d)	2.35	2.25		2.25		(1.54)		1,420	72
05-31-11	27.48	(0.48	)•	10.00	9.52	—	—	—	—	—	37.00	34.64		2.33	2.25	†	2.25	†	(1.55	)†	2,577	85
05-31-10	20.27	(0.41	)•	7.28	6.87	—	—	—	—	0.34	27.48	35.57	(e)	2.53	2.25	†	2.25	†	(1.66	)†	3,434	114
05-31-09	30.50	(0.31	)•	(9.92)	(10.23)	—	—	—	—	—	20.27	(33.54)		2.66	2.25	†	2.25	†	(1.38	)†	4,879	178

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets						Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)		(%)		(%)	($000’s)	(%)
ING SmallCap Opportunities Fund (continued)
Class C
11-30-13	43.06	(0.34	)•	7.63	7.29	—	—	—	—	—	50.35	16.93		2.19	2.19		2.19		(1.47)	38,604	17
05-31-13	34.74	(0.51	)•	9.55	9.04	—	0.72	—	0.72	—	43.06	26.41		2.28	2.25		2.25		(1.32)	26,925	45
05-31-12	36.93	(0.52	)•	(1.74)	(2.26)	—	—	—	—	0.07	34.74	(5.93	)(d)	2.35	2.25		2.25		(1.54)	21,337	72
05-31-11	27.43	(0.48	)•	9.98	9.50	—	—	—	—	—	36.93	34.63		2.33	2.25	†	2.25	†	(1.54)†	25,210	85
05-31-10	20.22	(0.36	)•	7.23	6.87	—	—	—	—	0.34	27.43	35.66	(e)	2.53	2.25	†	2.25	†	(1.44)†	20,356	114
05-31-09	30.43	(0.33)		(9.88)	(10.21)	—	—	—	—	—	20.22	(33.55)		2.66	2.25	†	2.25	†	(1.35)†	16,536	178
Class I
11-30-13	52.86	(0.11	)•	9.40	9.29	—	—	—	—	—	62.15	17.57		1.19	1.10		1.10		(0.38)	294,253	17
05-31-13	42.02	(0.06)		11.62	11.56	—	0.72	—	0.72	—	52.86	27.84		1.30	1.10		1.10		(0.17)	156,543	45
05-31-12	44.15	(0.17	)•	(2.04)	(2.21)	—	—	—	—	0.08	42.02	(4.82	)(d)	1.32	1.10		1.10		(0.40)	83,733	72
05-31-11	32.40	(0.13	)•	11.88	11.75	—	—	—	—	—	44.15	36.27		1.16	1.08	†	1.08	†	(0.33)†	28,813	85
05-31-10	23.59	(0.04)		8.45	8.41	—	—	—	—	0.40	32.40	37.35	(e)	1.29	1.01	†	1.01	†	(0.15)†	7,423	114
05-31-09	35.05	(0.03)		(11.43)	(11.46)	—	—	—	—	—	23.59	(32.70)		1.42	1.01	†	1.01	†	(0.10)†	5,226	178
Class R
11-30-13	49.93	(0.25	)•	8.85	8.60	—	—	—	—	—	58.53	17.22		1.69	1.69		1.69		(0.92)	424	17
05-31-13	39.97	(0.30	)•	10.98	10.68	—	0.72	—	0.72	—	49.93	27.06		1.78	1.75		1.75		(0.65)	137	45
08-05-11(4)– 05-31-12	35.38	(0.33	)•	4.84	4.51	—	—	—	—	0.08	39.97	12.97	(d)	1.85	1.75		1.75		(1.03)	3	72
Class R6
11-30-13	52.86	(0.09)		9.38	9.29	—	—	—	—	—	62.15	17.57		1.08	1.05		1.05		(0.33)	4	17
05-31-13(4)– 05-31-13	52.86	0.00	•	0.00 •	0.00 •	—	—	—	—	—	52.86	0.00		1.08	1.05		1.05		(0.12)	3	45
Class W
11-30-13	52.42	(0.13	)•	9.31	9.18	—	—	—	—	—	61.60	17.51		1.19	1.19		1.19		(0.46)	25,166	17
05-31-13	41.73	(0.10	)•	11.51	11.41	—	0.72	—	0.72	—	52.42	27.67		1.28	1.25		1.25		(0.22)	14,910	45
05-31-12	43.91	(0.22	)•	(2.04)	(2.26)	—	—	—	—	0.08	41.73	(4.96	)(d)	1.35	1.25		1.25		(0.53)	3,738	72
05-31-11	32.29	(0.15)		11.77	11.62	—	—	—	—	—	43.91	35.99		1.33	1.25	†	1.25	†	(0.51)†	1,116	85
05-31-10	23.54	(0.14	)•	8.49	8.35	—	—	—	—	0.40	32.29	37.17	(e)	1.40	1.12	†	1.12	†	(0.50)†	549	114
05-31-09	34.99	0.05	•	(11.50)	(11.45)	—	—	—	—	—	23.54	(32.72)		1.42	1.01	†	1.01	†	0.24 †	530	178

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

(a)	Excluding a payment from distribution settlement in the fiscal year ended May 31, 2012, MidCap Opportunities total return would have been (5.44)%, (6.16)%, (6.13)%, (5.02)%, (5.45)%, 11.13% and (5.22)% on Classes A, B, C, I, O, R and W, respectively.

(b)	Excluding a payment from distribution settlement in the fiscal year ended May 31, 2010, MidCap Opportunities total return would have been 33.81%, 32.78%, 32.65%, 34.20%, 33.81% and 29.43% for Classes A, B, C, I, O and W, respectively.

(c)	There was no impact on total return by the affiliate payment.

(d)	Excluding a payment from distribution settlement in the fiscal year ended May 31, 2012, SmallCap Opportunities total return would have been (5.38)%, (6.08)%, (6.09)%, (5.01)%, 12.75% and (5.16)% on Classes A, B, C, I, R and W, respectively.

(e)	Excluding a payment from distribution settlement in the fiscal year ended May 31, 2010, SmallCap Opportunities total return would have been 34.98%, 33.91%, 33.99%, 35.66% and 35.49% for Classes A, B, C, I and W, respectively.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2013 (UNAUDITED)

NOTE 1 — ORGANIZATION

ING Equity Trust (“IET” or the “Trust”) is a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. The Trust was organized on June 12, 1998 and consists of six separate active investment series, which are discussed in this report: Growth Opportunities, Large Cap Value, Mid Cap Value, MidCap Opportunities, Real Estate, and SmallCap Opportunities (each, a “Fund” and collectively, the “Funds”). Each Fund (except Real Estate) is a diversified series of the Trust. Real Estate is a non-diversified series of the Trust.

Each Fund offers at least one of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class R, Class R6, and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees (if any), shareholder servicing fees (if any) and transfer agency fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund and earn income and realized gains/losses from a Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.

Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.

ING Investments, LLC (“ING Investments” or “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. ING Investments has engaged ING Investment Management Co. LLC (“ING IM” or “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to certain of the Funds. ING Funds Services, LLC (the “Administrator” or “IFS”), serves as administrator to each Fund. ING Investments Distributor, LLC (“IID” or the “Distributor”), a Delaware limited liability company, is the principal underwriter of the Funds.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A.  Security Valuation. U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants & the measurement date. Investments in equity securities traded on a national securities exchange are valued at the official closing price when available or, for certain markets, the last reported sale price on each valuation day. Securities traded on an exchange for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices on each valuation day. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at net asset value (“NAV”). Investments in securities of sufficient credit quality maturing in 60 days or less from the date of acquisition are valued at amortized cost which generally approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act, and as determined in good faith by or

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

under the supervision of the Funds’ Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its NAV may also be valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Funds (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time a Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the a value of such securities as determined under a Fund’s Valuation Procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV.

Each investment asset or liability of a Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Fund’s investments under these levels of classification is included following the Summary Portfolios of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Funds’ Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Fund had a significant amount of Level 3 investments.

For the period ended November 30, 2013, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method and included in interest income.

Real Estate estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If Real Estate no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

C.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.

Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund declares and pays dividends, if any, as follows:

Annually	Quarterly
Growth Opportunities	Large Cap Value
Mid Cap Value	Real Estate
MidCap Opportunities
SmallCap Opportunities

Each Fund distributes capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

E.  Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.

F.  Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Securities Lending. Each Fund, except Growth Opportunities, has the option to temporarily loan securities representing up to 33-1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Growth Opportunities has the option to temporarily loan securities representing up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral. Each Fund bears the risk of loss with respect to the investment of collateral with the following exception: The Bank of New York Mellon (“BNY”) provides each Fund indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

H. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

I.  Offering Costs. Costs incurred with the offering of shares of a Fund are deferred and amortized over a twelve month period on a straight-line basis starting at the commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

J. Indemnifications. In the normal course of business, IET may enter into contracts that provide certain indemnifications. IET’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the period ended November 30, 2013, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Growth Opportunities	$74,611,825	$80,940,888
Large Cap Value	878,660,627	368,290,736
Mid Cap Value	89,594,945	117,387,087
MidCap Opportunities	630,202,842	543,907,235
Real Estate	380,286,087	352,458,358
SmallCap Opportunities	177,633,953	64,041,944

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into an investment management agreement (“Management Agreement”) with ING Investments. The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

As a Percentage of Average Daily Net Assets
Growth Opportunities	0.75% on first $500 million; 0.675% on next $500 million; and 0.65% in excess of $1 billion
Large Cap Value	0.65% on all assets
Mid Cap Value	0.70%
MidCap Opportunities	0.75%
Real Estate	0.70%
SmallCap Opportunities	0.90% on first $250 million; 0.80% on next $250 million; and 0.75% in excess of $500 million

ING IM, a registered investment adviser, serves as the Sub-Adviser to Growth Opportunities, Large Cap Value, MidCap Opportunities, and SmallCap Opportunities pursuant to sub-advisory agreements between the Investment Adviser and ING IM.

CBRE Clarion Securities LLC (“CBRE”), a registered investment adviser, is the sub-adviser to Real Estate pursuant to a sub-advisory agreement between the Investment Adviser and CBRE.

RBC Global Asset Management (U.S.) Inc. (“RBC”) and Wellington Management Company, LLP (“Wellington”) each serve as a sub-adviser to Mid Cap Value pursuant to the respective sub-advisory agreements between the Investment Adviser and RBC and Wellington.

IFS acts as an administrator to each Fund and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Fund a fee at an annual rate of 0.10% of its average daily net assets.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except Class I, Class R6, and Class W) has a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to reimburse or compensate expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of a Fund pays the Distributor a combined Distribution Fees and/or Service Fees based on average daily net assets at the following rates:

	Class A	Classes B and C	Class O	Class R
Growth Opportunities	0.35%	1.00%	N/A	N/A
Large Cap Value	0.25%	1.00%	0.25%	0.50	%(1)
MidCap Opportunities	0.25%	1.00%	0.25%	0.50%
Real Estate	0.25%	1.00%	0.25%	0.50%
SmallCap Opportunities	0.25%	1.00%	N/A	0.50%

(1)	The Distributor has agreed to waive 0.05% of the distribution fee through October 1, 2014. Termination or modification of this contractual waiver requires approval by the Board.

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the period ended November 30, 2013, the Distributor retained the following amounts in sales charges from the following Funds:

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

	Class A	Class C
Initial Sales Charges:
Growth Opportunities	$5,953	$—
Large Cap Value	27,531	—
MidCap Opportunities	33,026	—
Real Estate	15,234	—
SmallCap Opportunities	9,748	—

Contingent Deferred Sales Charges:
Growth Opportunities	$—	$86
Large Cap Value	641	593
MidCap Opportunities	434	190
Real Estate	69	207
SmallCap Opportunities	—	441

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At November 30, 2013, the following affiliated investment companies or indirect, wholly-owned subsidiaries of ING U.S., Inc. owned more than 5% of the following Funds:

Affiliated Investment Company/Subsidiary	Fund	Percentage
ING Life Insurance and Annuity Company	Real Estate	6.20%
ING National Trust	Real Estate	5.95
ING Solution 2015 Portfolio	Mid Cap Value	9.15
ING Solution 2025 Portfolio	Large Cap Value	6.90
	Mid Cap Value	23.85
ING Solution 2035 Portfolio	Large Cap Value	8.51
	Mid Cap Value	21.19
ING Solution 2045 Portfolio	Large Cap Value	6.31
	Mid Cap Value	15.87

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Investment activities of these shareholders could have a material impact on the Funds.

The Investment Adviser may direct the Funds’ portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture in the Statements of Operations.

The Funds have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

For the following Funds, the Investment Adviser has agreed to limit expenses, excluding interest expenses, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses to the levels listed below:

	Class A	Class B	Class C	Class I	Class O	Class R	Class R6	Class W
Growth Opportunities	1.40%	2.05%	2.05%	1.05%	N/A	N/A	N/A	1.05%
Large Cap Value	1.25%	2.00%	2.00%	1.00%	1.25%	1.50%	0.78%	1.00%
Mid Cap Value	N/A	N/A	N/A	0.90%	N/A	N/A	N/A	N/A
MidCap Opportunities(1)(2)	1.35%	2.10%	2.10%	0.98%	1.35%	1.60%	0.88%	1.10%
Real Estate	1.45%	2.20%	2.20%	1.00%	1.45%	1.70%	N/A	1.20%
SmallCap Opportunities(2)	1.50%	2.25%	2.25%	1.10%	N/A	1.75%	1.05%	1.25%

(1)	Prior to September 30, 2013, the expense limit for Class I was 0.91%.

(2)	Prior to September 30, 2013, the expense limits were pursuant to a side letter agreement and not recoupable.

Pursuant to side letter agreements, through October 1, 2014, ING Investments has further lowered the expense limits for the following Funds. If ING Investments elects not to renew a side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that these side letter agreements will continue. Each side letter agreement will continue unless: (i) the Board approves a modification or termination of each side letter agreement; or (ii) the Management Agreement or the expense limitation agreements have been terminated.

	Class A	Class B	Class C	Class I	Class O	Class R	Class R6	Class W
Growth Opportunities	1.35%	2.00%	2.00%	1.00%	N/A	N/A	N/A	1.00%
Large Cap Value	1.25%	2.00%	2.00%	0.80%	1.25%	1.50%	0.78%	1.00%

The Investment Adviser may at a later date recoup from a Fund, except as otherwise indicated above, management fees waived and certain other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Some of the fees waived are not eligible for recoupment. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 7 — EXPENSE LIMITATION AGREEMENTS (continued)

At November 30, 2013, the cumulative amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	November 30,
	2014	2015	2016	Total
Growth Opportunities	$18,904	$37,011	$243	$56,158
Large Cap Value	93,783	93,507	74,989	262,279

In addition to the above waived or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of November 30, 2013, are as follows:

	November 30,
	2014	2015	2016	Total
Growth Opportunities
Class A	$112,534	$100,844	$109,621	$322,999
Class B	16,965	6,523	2,920	26,408
Class C	42,136	33,647	35,915	111,698
Class W	2,394	2,077	3,883	8,354
Large Cap Value
Class I	$1,909	$15,026	$11,600	$28,535
Class R6	—	—	5,195	5,195
SmallCap Opportunities
Class I	$—	$—	$33,129	$33,129
Class R6	—	—	1	1

The expense limitation agreements are contractual through October 1, 2014 and shall renew automatically for one-year terms unless: (i) ING Investments provides 90 days written notice of its termination; and (ii) such termination is approved by the Board; or (iii) the Management Agreement has been terminated.

NOTE 8 — LINE OF CREDIT

Each of the Funds included in this report, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with BNY for an aggregate amount of $200,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; and (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Funds utilized the line of credit during the period ended November 30, 2013:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Growth Opportunities	1	$955,000	1.09%
Large Cap Value	2	4,889,453	1.08
MidCap Opportunities	3	2,878,333	1.08
SmallCap Opportunities	3	15,921,667	1.10

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Growth Opportunities
Class A
11/30/2013	164,176	—	—	(232,330)	(68,154)	4,924,561	—	—	(7,045,673)	(2,121,112)
5/31/2013	1,370,297	—	—	(1,146,406)	223,891	35,954,646	—	—	(29,858,100)	6,096,546
Class B
11/30/2013	235	—	—	(10,894)	(10,659)	6,599	—	—	(297,121)	(290,522)
5/31/2013	3,187	—	—	(74,305)	(71,118)	75,091	—	—	(1,764,028)	(1,688,937)
Class C
11/30/2013	86,909	—	—	(49,723)	37,186	2,407,977	—	—	(1,384,225)	1,023,752
5/31/2013	173,326	—	—	(122,265)	51,061	4,230,023	—	—	(2,978,356)	1,251,667
Class I
11/30/2013	137,005	—	—	(272,663)	(135,658)	4,378,570	—	—	(8,569,393)	(4,190,823)
5/31/2013	995,404	—	—	(486,128)	509,276	27,793,719	—	—	(14,075,747)	13,717,972
Class W
11/30/2013	15,751	—	—	(30,970)	(15,219)	504,862	—	—	(979,481)	(474,619)
5/31/2013	57,156	—	—	(18,802)	38,354	1,563,964	—	—	(528,915)	1,035,049

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Large Cap Value
Class A
11/30/2013	2,802,863	10,754,027	368,955	(2,225,890)	11,699,955	10,443,068	126,629,016	4,299,707	(26,561,684)	114,810,107
5/31/2013	2,322,971	—	172,205	(1,084,112)	1,411,064	25,288,662	—	1,837,564	(12,021,140)	15,105,086
Class B
11/30/2013	7,971	502,733	3,738	(54,083)	460,359	94,450	5,900,154	43,387	(5,784,454)	253,537
5/31/2013	17,921	—	1,708	(28,687)	(9,058)	195,764	—	18,093	(302,118)	(88,261)
Class C
11/30/2013	961,676	5,483,282	119,023	(667,226)	5,896,755	439,164	64,422,783	1,381,479	(7,950,841)	58,292,585
5/31/2013	938,968	—	42,753	(327,408)	654,313	10,534,870	—	453,507	(3,584,112)	7,404,265
Class I
11/30/2013	3,407,889	2,105,744	785,683	(12,065,760)	(5,766,444)	50,795,882	26,214,088	9,674,225	(155,617,906)	(68,933,711)
5/31/2013	19,460,770	—	1,239,339	(16,147,090)	4,553,019	218,928,375	—	13,934,095	(192,428,779)	40,433,691
Class O
11/30/2013	66,810	426,865	20	(29,536)	464,159	796,524	5,023,352	232	(1,355,528)	4,464,580
1/28/2013–5/31/2013	33,818	—	1	(3,035)	30,784	389,869	—	9	(35,696)	354,182
Class R
11/30/2013	152,931	—	16,732	(35,688)	133,975	1,841,035	—	194,495	(426,330)	1,609,200
5/31/2013	177,986	—	4,213	(19,348)	162,851	1,928,979	—	45,065	(215,935)	1,758,109
Class R6
11/30/2013	21,455,201	—	1,207,610	(4,094,630)	18,568,181	276,527,903	—	14,841,559	(51,619,761)	239,749,701
5/31/2013(1)–5/31/2013	234	—	—	—	234	3,000	—	—	—	3,000
Class W
11/30/2013	479,117	545,161	205,552	(320,056)	909,774	2,086,295	6,769,375	2,524,558	(3,986,722)	7,393,506
5/31/2013	2,416,489	—	92,623	(366,053)	2,143,059	27,029,203	—	1,041,710	(4,263,127)	23,807,786
Mid Cap Value
Class I
11/30/2013	741,359	—	—	(2,629,692)	(1,888,333)	11,022,730	—	—	(38,972,142)	(27,949,412)
5/31/2013	6,753,035	—	2,711,321	(7,228,962)	2,235,394	87,520,489	—	32,806,985	(96,060,733)	24,266,741
MidCap Opportunities
Class A
11/30/2013	2,080,750	—	—	(2,061,614)	19,136	50,237,036	—	—	(49,831,573)	405,463
5/31/2013	6,342,516	—	374,714	(4,571,268)	2,145,962	131,375,884	—	7,445,568	(95,088,428)	43,733,024
Class B
11/30/2013	2,056	—	—	(43,143)	(41,087)	43,785	—	—	(909,966)	(866,181)
5/31/2013	13,676	—	7,465	(109,989)	(88,848)	243,461	—	131,159	(2,003,415)	(1,628,795)
Class C
11/30/2013	667,846	—	—	(517,595)	150,251	14,177,294	—	—	(10,538,797)	3,638,497
5/31/2013	1,208,303	—	103,578	(889,021)	422,860	22,178,936	—	1,809,514	(16,231,217)	7,757,233
Class I
11/30/2013	5,594,562	—	—	(2,781,522)	2,813,040	146,472,589	—	—	(71,958,345)	74,514,244
5/31/2013	12,825,877	—	361,565	(5,817,021)	7,370,421	282,721,242	—	7,697,725	(129,429,213)	160,989,754
Class O
11/30/2013	103,673	—	—	(119,809)	(16,136)	2,503,252	—	—	(2,894,026)	(390,774)
5/31/2013	282,805	—	2,097	(346,301)	(61,399)	5,860,350	—	41,571	(7,191,087)	(1,289,166)
Class R
11/30/2013	20,823	—	—	(1,347)	19,476	508,944	—	—	(31,414)	477,530
5/31/2013	29,422	—	113	(1,575)	27,960	648,129	—	2,232	(33,608)	616,753
Class R6
11/30/2013	546,738	—	—	(35,605)	511,133	13,564,030	—	—	(920,564)	12,643,466
5/31/2013(1)–5/31/2013	122	—	—	—	122	3,000	—	—	—	3,000
Class W
11/30/2013	945,194	—	—	(595,898)	349,296	24,307,344	—	—	(15,512,794)	8,794,550
5/31/2013	1,876,666	—	80,676	(651,452)	1,305,890	41,905,252	—	1,707,919	(14,426,716)	29,186,455
Real Estate
Class A
11/30/2013	3,638,527	—	153,204	(2,413,920)	1,377,811	61,760,667	—	2,543,288	(40,198,979)	24,104,976
5/31/2013	5,598,520	—	214,770	(4,825,358)	987,932	92,873,753	—	3,512,589	(79,229,638)	17,156,704
Class B
11/30/2013	1,317	—	379	(4,069)	(2,373)	21,750	—	6,326	(68,237)	(40,161)
5/31/2013	9,679	—	673	(21,270)	(10,918)	157,064	—	11,036	(350,671)	(182,571)

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Real Estate, continued
Class C
11/30/2013	231,472	—	8,657	(241,761)	(1,632)	4,074,477	—	150,582	(4,205,511)	19,548
5/31/2013	639,014	—	11,449	(316,612)	333,851	11,198,873	—	196,083	(5,483,606)	5,911,350
Class I
11/30/2013	5,431,497	—	301,146	(6,369,804)	(637,161)	97,398,843	—	5,366,718	(113,543,232)	(10,777,671)
5/31/2013	14,928,576	—	446,778	(11,167,716)	4,207,638	265,101,834	—	7,849,899	(198,761,181)	74,190,552
Class O
11/30/2013	110,860	—	679	(216,954)	(105,415)	1,843,295	—	11,256	(3,604,278)	(1,749,727)
5/31/2013	390,383	—	1,250	(460,788)	(69,155)	6,526,012	—	20,394	(7,664,703)	(1,118,297)
Class R
11/30/2013	43,001	—	441	(11,570)	31,872	718,932	—	7,299	(193,167)	533,064
5/31/2013	41,595	—	311	(6,798)	35,108	695,035	—	5,137	(112,298)	587,874
Class W
11/30/2013	1,989,656	—	73,753	(1,216,357)	847,052	40,195,797	—	1,478,551	(24,391,375)	17,282,973
5/31/2013	4,563,789	—	89,941	(1,605,406)	3,048,324	90,286,886	—	1,782,639	(32,105,817)	59,963,708
SmallCap Opportunities
Class A
11/30/2013	511,806	—	—	(279,665)	232,141	27,359,023	—	—	(14,806,208)	12,552,815
5/31/2013	485,643	—	21,142	(332,930)	173,855	21,767,967	—	897,059	(14,767,985)	7,897,041
Class B
11/30/2013	2,182	—	—	(4,935)	(2,753)	101,954	—	—	(231,063)	(129,109)
5/31/2013	593	—	549	(15,929)	(14,787)	22,799	—	20,083	(601,369)	(558,487)
Class C
11/30/2013	172,900	—	—	(31,455)	141,445	8,250,947	—	—	(1,465,819)	6,785,128
5/31/2013	92,566	—	6,714	(88,158)	11,122	3,635,442	—	245,255	(3,330,297)	550,400
Class I
11/30/2013	2,217,232	—	—	(443,647)	1,773,585	125,157,133	—	—	(25,580,484)	99,576,649
5/31/2013	1,537,520	—	29,202	(598,253)	968,469	73,497,528	—	1,302,728	(28,078,901)	46,721,355
Class R
11/30/2013	5,308	—	—	(810)	4,498	299,256	—	—	(43,721)	255,535
5/31/2013	3,092	—	9	(442)	2,659	147,072	—	378	(20,335)	127,115
Class R6
11/30/2013	—	—	—	—	—	—	—	—	—	—
5/31/2013(1)–5/31/2013	57	—	—	—	57	3,000	—	—	—	3,000
Class W
11/30/2013	176,989	—	—	(52,873)	124,116	10,159,659	—	—	(3,077,402)	7,082,257
5/31/2013	299,303	—	3,172	(107,637)	194,838	14,157,275	—	140,438	(5,005,389)	9,292,324

(1)	Commencement of operations.

NOTE 10 — SECURITIES LENDING

Under an agreement with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 10 — SECURITIES LENDING (continued)

incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At November 30, 2013, the following Funds had securities on loan with the following market values:

Fund	Value of Securities Loaned	Cash Collateral Received
Large Cap Value	$5,785,713	$5,920,178
Mid Cap Value	1,773,895	1,855,481
MidCap Opportunities	672,192	687,686
SmallCap Opportunities	18,819,169	19,248,483

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (“PFICs”), wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Six Months Ended November 30, 2013		Year Ended May 31, 2013
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Large Cap Value	$24,724,836	$9,353,580	$11,610,900	$6,133,685
Mid Cap Value	—	—	31,666,588	1,140,397
MidCap Opportunities	—	—	—	24,244,835
Real Estate(1)	21,447,110	—	22,785,685	—
SmallCap Opportunities	—	—	1,088,936	2,328,380

(1)	Amounts and composition of dividends and distributions presented herein is based on the Fund’s current tax period (eleven months ended November 30, 2013) and tax year ended December 31, 2012. Composition of current period amounts may change after the Fund’s tax year-end of December 31, 2013.

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2013 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Late Year Ordinary Losses Deferred	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
Growth Opportunities	$—	$—	$(128,223)	$20,031,600	$(538,699)	2018
Large Cap Value	19,875,212	2,585,153	—	71,990,014	—	—
Mid Cap Value	13,739,110	20,022,906	—	35,600,625	—	—
MidCap Opportunities	—	50,538,105	(43,044)	176,518,139	(8,089,366)*	2016
Real Estate(1)	—	—	—	258,884,000	(48,044,858)	2017
SmallCap Opportunities	3,058,641	9,317,760	(739,500)	41,832,447	—	—

(1)	As of the Fund’s tax year ended December 31, 2012.

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES (continued)

The Funds’ major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2008.

As of November 30, 2013, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 12 — CONCENTRATION OF RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Funds and their corresponding risks, see the Funds’ most recent Prospectus and/or the Statement of Additional Information.

Non-Diversified Investment Company (Real Estate). The Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the Fund. The investment of a large percentage of the Fund’s assets in the securities of a small number of issuers may cause the Fund’s share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as non-diversified, the Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, the Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

Foreign Investments and/or Developing and Emerging Markets (Growth Opportunities, Large Cap Value, MidCap Opportunities and Mid Cap Value). There are certain risks in owning foreign (non-U.S.) securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

Investment by Funds-of-Funds (Large Cap Value and Mid Cap Value). As an underlying fund (“Underlying Fund”) of a fund-of-fund, shares of the Underlying Fund may be purchased by other investment companies. In some cases, an Underlying Fund may experience large inflows or redemptions due to allocations or rebalancing. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each Underlying Fund and will attempt to minimize any adverse effects on the Underlying Funds and the Fund as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

NOTE 13 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

On July 20, 2005, the Securities and Exchange Commission (“Commission” or “SEC”) entered into a settlement of an administrative proceeding against CIBC World Markets Corp. and Canadian Imperial Holdings Inc. (collectively “Respondents”). As part of the settlement, the Respondents have established the Distribution Fund (“Fund”) for the benefit of shareholders who may have been affected by the market timing activity in certain mutual funds where such trading was found to have been facilitated by the Respondents, as described in the order. The Fund is comprised of disgorgement in the amount of $125 million which was paid by the Respondents. The dollar amount available for distribution to mutual funds and shareholders of affected mutual funds (“Distributable Amount”) includes the original $125 million plus interest earned by the Fund.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 13 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

On December 5, 2011, the SEC issued an order approving the proposed plan of distribution. In connection with this settlement, the following funds received:

MidCap Opportunities	$111,635
SmallCap Opportunities	$353,112

NOTE 14 — LITIGATION

On September 24, 2012, the ING LargeCap Value Fund (now known as ING Large Cap Value Fund) (the “Subject Fund”),was officially served as defendant in the matter of Official Committee of Unsecured Creditors of the Tribune Company v. FitzSimons, et al., (the “FitzSimons Action” and/or the “Actual Fraudulent Action”). The FitzSimons Action is part of the Tribune Company (“Tribune”) Chapter 11 bankruptcy proceedings before the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). In the FitzSimons Action, the plaintiff alleges that Tribune acted with actual intent to defraud its creditors when it redeemed its shares from shareholders as part of a leveraged buy-out (“LBO”) of the company through which it converted to a privately held company in 2007, and that those share transfers must now be unwound.

In addition to the FitzSimons Action, various additional actions, stemming from the same facts and circumstances underlying the FitzSimons Action, and which also included the Subject Fund as defendant, were filed in multiple U.S. District Courts (collectively, the “State Law Constructive Fraudulent Transfer Cases”). The plaintiffs in the State Law Constructive Fraudulent Transfer Cases allege that these same share redemptions that were part of the LBO were constructively, as opposed to actually, fraudulent. Specifically, those suits assert that the LBO rendered Tribune insolvent, that there was not reasonably equivalent value for the redemptions, and therefore the redemptions are voidable under constructive fraudulent transfer law. A motion was filed with the Multidistrict Litigation (“MDL”) Panel to consolidate the State Law Constructive Fraudulent Transfer Cases for purposes of all pretrial proceedings. On December 19, 2011, the MDL Panel ordered the State Law Constructive Fraudulent Transfer Cases be transferred to the Southern District of New York (the “New York Court”). The FitzSimons Action was also transferred to the New York Court for pre-trial purposes.

On November 6, 2012, the defendants submitted a threshold motion to dismiss the State Law Constructive Fraudulent Transfer Cases, which was granted on September 23, 2013. On December 20, 2013, the plaintiffs in the State Law Constructive Fraudulent Transfer Cases filed their appeal of the motion to dismiss with the Second Circuit Court of Appeals (the “Second Circuit”). The defendants have until February 28, 2014 to respond to the appeal.

The Subject Fund’s potential exposure in the FitzSimons Action, as well as in the State Law Constructive Fraudulent Transfer Case, if the appeal is granted, is the value of all shares sold in conjunction with the LBO transaction ($1,258,340).

The Subject Fund believes the claims raised in the actions are without merit and intends to vigorously defend against them.

NOTE 15 — REORGANIZATION

On July 12, 2013, Large Cap Value (“Acquiring Fund”) acquired all of the net assets of ING Value Choice Fund (“Acquired Fund”), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the shareholders of the Acquired Fund on April 11, 2013. The purposes of the transaction were to combine two funds with comparable investment objectives, policies, restrictions, fund holdings and management. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on June 1, 2013, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the period ended November 30, 2013, are as follows:

Net investment income	$4,903,965
Net realized and unrealized gain on investments	$105,886,452
Net increase in net assets resulting from operations	$110,767,359

Because the combined investment funds have been managed as a single integrated fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund’s statement of operations since July 12, 2013. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 15 — REORGANIZATION (continued)

Acquiring Fund	Acquired Fund	Total Net Assets of Acquired Fund (000s)	Total Net Assets of Acquiring Fund (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Funds’ Unrealized Depreciation (000s)	Conversion Ratio
Large Cap Value	ING Value Choice Fund	$234,959	$510,508	$30,796	$36,883	1.3912

The net assets of International Value Equity after the acquisitions were $745,466,506.

NOTE 16 — RESTRUCTURING PLAN

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, ING U.S. conducted an initial public offering of ING U.S. common stock (the “IPO”). On September 13, 2013, ING U.S. filed a new Registration Statement on Form S-1 with the SEC in connection with another potential public offering of ING U.S. common stock held by ING Groep. ING U.S. did not issue or sell common stock in the offering. On October 23, 2013, ING U.S. announced the pricing of 33 million shares of its common stock being offered by ING Groep in this offering. Closing of the offering occurred on October 29, 2013. ING Groep also granted the underwriters in the offering an option exercisable within 30 days, to acquire up to approximately an additional 5 million shares from ING Groep. This option was exercised in full. ING U.S. did not receive any proceeds from the offering.

ING Groep continues to own a majority of the common stock of ING U.S. ING Groep has stated that it intends to sell its remaining controlling ownership interest in ING U.S. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in ING U.S. may take place by means of a sale to a single buyer or group of buyers.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Adviser and sub-advisers provide services to the Funds. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Funds, as applicable, in connection with the IPO. Shareholders of each Fund approved the new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of ING U.S.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Funds, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. Since a portion of the shares of ING U.S., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Funds and their operations.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 17 — SUBSEQUENT EVENTS

Dividends: Subsequent to November 30, 2013, the Funds declared and paid dividends and distributions of:

	PER SHARE AMOUNTS
	Net Investment Income	Short-term Capital Gains	Long-term Capital Gains	Payable Date	Record Date
Growth Opportunities
Class A	$—	$1.0203	$0.7831	December 18, 2013	December 16, 2013
Class B	$—	$1.0203	$0.7831	December 18, 2013	December 16, 2013
Class C	$—	$1.0203	$0.7831	December 18, 2013	December 16, 2013
Class I	$—	$1.0203	$0.7831	December 18, 2013	December 16, 2013
Class W	$—	$1.0203	$0.7831	December 18, 2013	December 16, 2013
Large Cap Value
Class A	$—	$0.0858	$0.2058	December 18, 2013	December 16, 2013
Class B	$—	$0.0858	$0.2058	December 18, 2013	December 16, 2013
Class C	$—	$0.0858	$0.2058	December 18, 2013	December 16, 2013
Class I	$—	$0.0858	$0.2058	December 18, 2013	December 16, 2013
Class O	$—	$0.0858	$0.2058	December 18, 2013	December 16, 2013
Class R	$—	$0.0858	$0.2058	December 18, 2013	December 16, 2013
Class R6	$—	$0.0858	$0.2058	December 18, 2013	December 16, 2013
Class W	$—	$0.0858	$0.2058	December 18, 2013	December 16, 2013
Class A	$0.0498	$—	$—	January 2, 2014	December 30, 2013
Class B	$0.0265	$—	$—	January 2, 2014	December 30, 2013
Class C	$0.0273	$—	$—	January 2, 2014	December 30, 2013
Class I	$0.0602	$—	$—	January 2, 2014	December 30, 2013
Class O	$0.0500	$—	$—	January 2, 2014	December 30, 2013
Class R	$0.0453	$—	$—	January 2, 2014	December 30, 2013
Class R6	$0.0602	$—	$—	January 2, 2014	December 30, 2013
Class W	$0.0573	$—	$—	January 2, 2014	December 30, 2013
Mid Cap Value
Class I	$0.0819	$1.0063	$1.5245	December 18, 2013	December 16, 2013
MidCap Opportunities
Class A	$—	$0.4504	$1.7978	December 18, 2013	December 16, 2013
Class B	$—	$0.4504	$1.7978	December 18, 2013	December 16, 2013
Class C	$—	$0.4504	$1.7978	December 18, 2013	December 16, 2013
Class I	$—	$0.4504	$1.7978	December 18, 2013	December 16, 2013
Class O	$—	$0.4504	$1.7978	December 18, 2013	December 16, 2013
Class R	$—	$0.4504	$1.7978	December 18, 2013	December 16, 2013
Class R6	$—	$0.4504	$1.7978	December 18, 2013	December 16, 2013
Class W	$—	$0.4504	$1.7978	December 18, 2013	December 16, 2013
Real Estate
Class A	$0.0808	$—	$—	January 2, 2014	December 30, 2013
Class B	$0.0467	$—	$—	January 2, 2014	December 30, 2013
Class C	$0.0480	$—	$—	January 2, 2014	December 30, 2013
Class I	$0.0926	$—	$—	January 2, 2014	December 30, 2013
Class O	$0.0810	$—	$—	January 2, 2014	December 30, 2013
Class R	$0.0714	$—	$—	January 2, 2014	December 30, 2013
Class W	$0.0909	$—	$—	January 2, 2014	December 30, 2013
SmallCap Opportunities
Class A	$—	$1.0139	$2.0705	December 18, 2013	December 16, 2013
Class B	$—	$1.0139	$2.0705	December 18, 2013	December 16, 2013
Class C	$—	$1.0139	$2.0705	December 18, 2013	December 16, 2013
Class I	$—	$1.0139	$2.0705	December 18, 2013	December 16, 2013
Class R	$—	$1.0139	$2.0705	December 18, 2013	December 16, 2013
Class R6	$—	$1.0139	$2.0705	December 18, 2013	December 16, 2013
Class W	$—	$1.0139	$2.0705	December 18, 2013	December 16, 2013

On November, 21 2013, the Board of Growth Opportunities approved a change with the respect to the Fund’s principal investment strategies, benchmark, advisory fee and expense structure. Outlined below are the new benchmark, advisory fee and expense limits that went into effect on December 31, 2013.

The Fund changed its benchmark from the Russell 3000® Growth Index to the Russell 1000® Growth Index because the Russell 1000® Growth Index is considered by the adviser to be a more appropriate benchmark, reflecting the type of securities in which the Fund invests.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 17 — SUBSEQUENT EVENTS (continued)

The new Advisory fee schedule is 0.70% of first $500 million of assets; 0.675% of next $500 million of assets and 0.650% on assets in excess of $1 billion.

The new side letter agreement, through October 1, 2015, is 1.30%, 1.95%, 1.95%, 0.95% and 0.95% for Class A, Class B, Class C, Class I and Class W, respectively.

On November 21, 2013, the Board of Mid Cap Value approved LSV Asset Management as an additional sub-adviser to the Fund.

On January 23, 2014, the Board of Large Cap Value approved a change with the respect to the Fund’s side letter expense limitation agreement. Effective January 1, 2014, the new side letter agreement, through October 1, 2015, is 1.20%, 1.95%, 1.95%, 0.80%, 1.20%, 1.45%, 0.78% and 0.95% for Class A, Class B, Class C, Class I, Class O, Class R, Class R6 and Class W, respectively.

On January 23, 2014, the Board of Real Estate approved a change with the respect to the Fund’s expense limitation agreement. Effective January 1, 2014, the new expense limitation agreement, through October 1, 2015, is 1.35%, 2.10%, 2.10%, 1.00%, 1.35%, 1.10% and 1.60% for Class A, Class B, Class C, Class I, Class O, Class R and Class W, respectively.

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

ING GROWTH OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2013 (UNAUDITED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.6%
		Consumer Discretionary: 23.1%
44,720		Best Buy Co., Inc.	$1,813,396	1.5
28,280		Brinker International, Inc.	1,330,009	1.0
42,730		CBS Corp. — Class B	2,502,269	2.0
5,590	@	Chipotle Mexican Grill, Inc.	2,928,377	2.3
25,750	@	Delphi Automotive PLC	1,507,662	1.2
32,670		Gap, Inc.	1,338,490	1.1
28,600		Home Depot, Inc.	2,307,162	1.8
30,215	@	Michael Kors Holdings Ltd.	2,464,033	2.0
47,980		Newell Rubbermaid, Inc.	1,456,193	1.2
1,120	@	Priceline.com, Inc.	1,335,410	1.1
19,620		Ross Stores, Inc.	1,500,145	1.2
24,910		Starbucks Corp.	2,029,169	1.6
31,060	@	Tribune Co.	2,313,970	1.9
41,000	@	Urban Outfitters, Inc.	1,599,820	1.3
26,670		Walt Disney Co.	1,881,302	1.5
32,930		Other Securities	475,509	0.4
			28,782,916	23.1

		Consumer Staples: 9.8%
38,740		Coca-Cola Enterprises, Inc.	1,624,756	1.3
39,080		CVS Caremark Corp.	2,616,797	2.1
23,680		Hershey Co.	2,294,355	1.9
22,480		Mead Johnson Nutrition Co.	1,899,785	1.5
44,020		PepsiCo, Inc.	3,717,929	3.0
			12,153,622	9.8

		Energy: 4.9%
20,980		Anadarko Petroleum Corp.	1,863,444	1.5
20,210		EOG Resources, Inc.	3,334,650	2.7
27,340		Other Securities	941,863	0.7
			6,139,957	4.9

		Financials: 7.6%
8,020	@	Affiliated Managers Group, Inc.	1,606,005	1.3
27,130		Arthur J. Gallagher & Co.	1,262,630	1.0
6,740		Blackrock, Inc.	2,040,535	1.7
32,930	@	Gaming and Leisure Properties, Inc.	1,518,732	1.2
14,320		Prudential Financial, Inc.	1,271,043	1.0
19,070		Travelers Cos., Inc.	1,730,412	1.4
			9,429,357	7.6

		Health Care: 14.4%
22,940		Allergan, Inc.	2,226,327	1.8
10,480		Amgen, Inc.	1,195,558	1.0
17,130	@	Celgene Corp.	2,771,120	2.2
14,170		Cooper Cos., Inc.	1,866,756	1.5
22,080	@	Gilead Sciences, Inc.	1,651,805	1.3
16,510		McKesson Corp.	2,738,844	2.2
37,190	@	Mylan Laboratories	1,641,194	1.3
37,870	@	Premier, Inc.	1,246,302	1.0

COMMON STOCK: (continued)
		Health Care: (continued)
8,980	@	Regeneron Pharmaceuticals, Inc.	$2,638,863	2.1
			17,976,769	14.4

		Industrials: 11.5%
42,710		Ametek, Inc.	2,102,186	1.7
18,870	@	BE Aerospace, Inc.	1,641,690	1.3
35,948		Danaher Corp.	2,688,910	2.2
26,170	@	Ingersoll-Rand PLC — Class A	1,869,061	1.5
15,994		Roper Industries, Inc.	2,074,422	1.7
39,790		Waste Connections, Inc.	1,748,373	1.4
54,670		Other Securities	2,187,976	1.7
			14,312,618	11.5

		Information Technology: 24.9%
9,270	@	Alliance Data Systems Corp.	2,245,750	1.8
11,454		Apple, Inc.	6,369,226	5.1
108,610		EMC Corp.	2,590,348	2.1
16,650	@	F5 Networks, Inc.	1,369,629	1.1
68,500	@	Facebook, Inc.	3,220,185	2.6
3,330	@	Google, Inc. — Class A	3,528,435	2.8
46,310	@	Informatica Corp.	1,797,291	1.5
3,310		Mastercard, Inc.	2,518,281	2.0
30,330		NetApp, Inc.	1,251,113	1.0
106,033		Oracle Corp.	3,741,905	3.0
82,060	@	TIBCO Software, Inc.	1,983,390	1.6
5,333		Other Securities	344,778	0.3
			30,960,331	24.9

		Materials: 2.4%
29,190		International Paper Co.	1,361,713	1.1
26,500		Packaging Corp. of America	1,623,390	1.3
			2,985,103	2.4

		Total Common Stock
		(Cost $99,026,132)	122,740,673	98.6

SHORT-TERM INVESTMENTS: 1.5%
		Mutual Funds: 1.5%
1,845,505		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.070%††
		(Cost $1,845,505)	1,845,505	1.5

		Total Short-Term Investments
		(Cost $1,845,505)	1,845,505	1.5

		Total Investments in Securities (Cost $100,871,637)	$124,586,178	100.1
		Liabilities in Excess of Other Assets	(65,551)	(0.1)
		Net Assets	$124,520,627	100.0

See Accompanying Notes to Financial Statements

ING GROWTH OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

††	Rate shown is the 7-day yield as of November 30, 2013.

@	Non-income producing security

Cost for federal income tax purposes is $100,952,216.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$24,578,188
Gross Unrealized Depreciation	(944,226)
Net Unrealized Appreciation	$23,633,962

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of November 30, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2013
Asset Table
Investments, at fair value
Common Stock*	$122,740,673	$—	$—	$122,740,673
Short-Term Investments	1,845,505	—	—	1,845,505
Total Investments, at fair value	$124,586,178	$—	$—	$124,586,178

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

ING LARGE CAP VALUE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2013 (UNAUDITED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 95.3%
		Consumer Discretionary: 6.6%
250,768		Best Buy Co., Inc.	$10,168,642	1.2
181,758		Brinker International, Inc.	8,548,079	1.1
159,515		Macy’s, Inc.	8,495,769	1.0
104,620		Nike, Inc.	8,279,627	1.0
267,540		Walt Disney Co.	18,872,271	2.3
			54,364,388	6.6

		Consumer Staples: 3.7%
196,190		CVS Caremark Corp.	13,136,882	1.6
169,104		Kraft Foods Group, Inc.	8,982,805	1.1
100,547		Mead Johnson Nutrition Co.	8,497,227	1.0
			30,616,914	3.7

		Energy: 14.6%
108,486		Anadarko Petroleum Corp.	9,635,726	1.2
256,289		Canadian Natural Resources Ltd.	8,437,034	1.0
231,557		ConocoPhillips	16,857,350	2.1
173,619		ExxonMobil Corp.	16,229,904	2.0
169,691		Halliburton Co.	8,939,322	1.1
102,409		Hess Corp.	8,308,442	1.0
176,273		Occidental Petroleum Corp.	16,738,884	2.0
285,379		Royal Dutch Shell PLC — Class A ADR	19,034,779	2.3
358,908		Statoil ASA ADR	8,089,786	1.0
205,770		Other Securities	7,843,953	0.9
			120,115,180	14.6

		Financials: 27.1%
124,662		Ameriprise Financial, Inc.	13,494,662	1.6
214,067		Arthur J. Gallagher & Co.	9,962,678	1.2
1,486,810		Bank of America Corp.	23,521,334	2.9
421,637		Blackstone Group LP	12,050,385	1.5
461,012		Citigroup, Inc.	24,396,755	3.0
563,584		Fifth Third Bancorp.	11,452,027	1.4
508,553		Host Hotels & Resorts, Inc.	9,362,461	1.1
307,824	@	Invesco Ltd.	10,727,666	1.3
511,884		JPMorgan Chase & Co.	29,290,003	3.6
305,739		Lincoln National Corp.	15,693,583	1.9
124,610		Prudential Financial, Inc.	11,060,384	1.3
954,601		Regions Financial Corp.	9,288,268	1.1
127,237		Travelers Cos., Inc.	11,545,485	1.4
332,097	@	XL Group PLC	10,623,783	1.3
696,179		Other Securities(a)	20,605,471	2.5
			223,074,945	27.1

		Health Care: 12.6%
309,979		Abbott Laboratories	11,838,098	1.4

COMMON STOCK: (continued)
		Health Care: (continued)
352,834		Johnson & Johnson	$33,399,267	4.1
228,029		Medtronic, Inc.	13,070,622	1.6
897,017		Pfizer, Inc.	28,462,349	3.4
229,611		UnitedHealth Group, Inc.	17,101,427	2.1
			103,871,763	12.6

		Industrials: 11.7%
125,191		Boeing Co.	16,806,892	2.0
117,500		Fluor Corp.	9,142,675	1.1
176,331		General Dynamics Corp.	16,162,499	2.0
1,297,382		General Electric Co.	34,588,204	4.2
73,417		Union Pacific Corp.	11,896,491	1.5
70,690		Other Securities	7,628,158	0.9
			96,224,919	11.7

		Information Technology: 8.5%
50,563		Apple, Inc.	28,116,568	3.4
503,191		EMC Corp.	12,001,105	1.5
828,826		Intel Corp.	19,759,212	2.4
231,431		Microchip Technology, Inc.	10,018,648	1.2
			69,895,533	8.5

		Materials: 3.1%
186,594		International Paper Co.	8,704,610	1.1
74,322		Monsanto Co.	8,422,912	1.0
166,787		Nucor Corp.	8,516,144	1.0
			25,643,666	3.1

		Telecommunication Services: 1.5%
237,300		Verizon Communications, Inc.	11,774,826	1.5

		Utilities: 5.9%
428,542		CenterPoint Energy, Inc.	10,040,739	1.2
149,037		DTE Energy Co.	9,946,730	1.2
176,516		Entergy Corp.	10,924,575	1.4
377,930		Great Plains Energy, Inc.	8,972,058	1.1
162,000	@, L, X	Mirant Corp.	—	—
93,611		Sempra Energy	8,278,957	1.0
			48,163,059	5.9

		Total Common Stock
		(Cost $660,256,737)	783,745,193	95.3

EXCHANGE-TRADED FUNDS: 1.5%
133,441		iShares Russell 1000 Value Index Fund	12,333,952	1.5

		Total Exchange-Traded Funds
		(Cost $12,226,174)	12,333,952	1.5

		Total Long-Term Investments
		(Cost $672,482,911)	796,079,145	96.8

See Accompanying Notes to Financial Statements

ING LARGE CAP VALUE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 3.8%
	Securities Lending Collateralcc(1): 0.7%
1,406,049	Cantor Fitzgerald, Repurchase Agreement dated 11/29/13, 0.10%, due 12/02/13 (Repurchase Amount $1,406,061, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%–10.500%, Market Value plus accrued interest $1,434,170, due 01/15/14–05/01/51)	$1,406,049	0.1
1,406,049	Daiwa Capital Markets, Repurchase Agreement dated 11/29/13, 0.11%, due 12/02/13 (Repurchase Amount $1,406,062, collateralized by various U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $1,434,173, due 05/25/17–03/01/48)	1,406,049	0.2
1,406,049	Deutsche Bank AG, Repurchase Agreement dated 11/29/13, 0.09%, due 12/02/13 (Repurchase Amount $1,406,059, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%–8.500%, Market Value plus accrued interest $1,434,170, due 04/24/14–11/20/43)	1,406,049	0.2
295,982	JPMorgan Chase & Co., Repurchase Agreement dated 11/29/13, 0.07%, due 12/02/13 (Repurchase Amount $295,984, collateralized by various U.S. Government Securities, 0.625%–3.625%, Market Value plus accrued interest $301,903, due 01/15/25–02/15/43)	295,982	0.0
1,406,049	Royal Bank of Canada, Repurchase Agreement dated 11/29/13, 0.08%, due 12/02/13 (Repurchase Amount $1,406,058, collateralized by various U.S. Government Agency Obligations, 0.000%–5.500%, Market Value plus accrued interest $1,434,171, due 01/31/14–10/01/43)	1,406,049	0.2
		5,920,178	0.7

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 3.1%
24,968,923	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.070%††
	(Cost $24,968,923)	$24,968,923	3.1

	Total Short-Term Investments
	(Cost $30,889,101)	30,889,101	3.8

	Total Investments in Securities (Cost $703,372,012)	$826,968,246	100.6
	Liabilities in Excess of Other Assets	(4,552,588)	(0.6)
	Net Assets	$822,415,658	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of November 30, 2013.

@	Non-income producing security

ADR	American Depositary Receipt

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at November 30, 2013.

X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $704,376,298.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$124,801,249
Gross Unrealized Depreciation	(2,209,301)
Net Unrealized Appreciation	$122,591,948

See Accompanying Notes to Financial Statements

ING LARGE CAP VALUE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of November 30, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2013
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$54,364,388	$—	$—	$54,364,388
Consumer Staples	30,616,914	—	—	30,616,914
Energy	120,115,180	—	—	120,115,180
Financials	223,074,945	—	—	223,074,945
Health Care	103,871,763	—	—	103,871,763
Industrials	96,224,919	—	—	96,224,919
Information Technology	69,895,533	—	—	69,895,533
Materials	25,643,666	—	—	25,643,666
Telecommunication Services	11,774,826	—	—	11,774,826
Utilities	48,163,059	—	—	48,163,059
Total Common Stock	783,745,193	—	—	783,745,193
Exchange-Traded Funds	12,333,952	—	—	12,333,952
Short-Term Investments	24,968,923	5,920,178	—	30,889,101
Total Investments, at fair value	$821,048,068	$5,920,178	$—	$826,968,246

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

ING MID CAP VALUE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2013 (UNAUDITED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.8%
		Consumer Discretionary: 10.3%
46,800		GNC Holdings, Inc.	$2,816,424	0.9
135,300		Interpublic Group of Cos., Inc.	2,354,220	0.8
150,400		Newell Rubbermaid, Inc.	4,564,640	1.5
868,200		Samsonite International SA	2,593,898	0.9
40,197	@	Tenneco, Inc.	2,307,308	0.8
43,770	@	TRW Automotive Holdings Corp.	3,396,552	1.1
366,609		Other Securities	12,812,046	4.3
			30,845,088	10.3

		Consumer Staples: 2.4%
34,700		Ingredion, Inc.	2,399,852	0.8
270,309		Other Securities	4,900,944	1.6
			7,300,796	2.4

		Energy: 9.2%
135,900	@	Cobalt International Energy, Inc.	3,021,057	1.0
60,328	@	Gulfport Energy Corp.	3,524,965	1.2
91,054	@	Noble Corp. PLC	3,470,979	1.2
516,475		Other Securities	17,530,633	5.8
			27,547,634	9.2

		Financials: 22.0%
65,400		Comerica, Inc.	2,965,890	1.0
49,200		Hanover Insurance Group, Inc.	2,967,252	1.0
94,150		Hartford Financial Services Group, Inc.	3,354,564	1.1
289,132	L	KKR Financial Holdings LLC	2,769,885	0.9
64,600		LPL Financial Holdings, Inc.	2,769,402	0.9
87,659		Reinsurance Group of America, Inc.	6,572,672	2.2
160,950		UnumProvident Corp.	5,403,091	1.8
88,300	@	XL Group PLC	2,824,717	1.0
97,700		Zions Bancorp.	2,865,541	1.0
1,221,122		Other Securities	33,367,574	11.1
			65,860,588	22.0

		Health Care: 8.2%
253,399	L	Almirall SA	3,934,633	1.3
104,600	@	Brookdale Senior Living, Inc.	3,050,136	1.0
40,400	@	WellCare Health Plans, Inc.	3,001,720	1.0
205,447		Other Securities	14,519,222	4.9
			24,505,711	8.2

COMMON STOCK: (continued)
		Industrials: 14.6%
94,800		Barnes Group, Inc.	$3,460,200	1.1
31,600		Chicago Bridge & Iron Co. NV	2,423,088	0.8
32,700	@	Esterline Technologies Corp.	2,878,254	1.0
28,300		Hubbell, Inc.	3,053,853	1.0
122,950		KBR, Inc.	4,159,398	1.4
42,900	@	Moog, Inc.	2,945,943	1.0
92,562		Rexel SA	2,346,311	0.8
56,700	@	Spirit Airlines, Inc.	2,600,829	0.9
42,750	@	United Rentals, Inc.	2,938,208	1.0
43,900	@	Wesco International, Inc.	3,774,522	1.2
237,213		Other Securities	13,212,546	4.4
			43,793,152	14.6

		Information Technology: 16.6%
70,150		AOL, Inc.	3,127,287	1.1
118,797	@	Arrow Electronics, Inc.	6,099,038	2.0
154,150	@	Avago Technologies Ltd.	6,895,129	2.3
38,000	@	Check Point Software Technologies	2,350,680	0.8
111,600	@	Microsemi Corp.	2,726,388	0.9
161,748	@	NXP Semiconductor NV	6,874,290	2.3
297,207	@	Skyworks Solutions, Inc.	7,902,734	2.6
71,400	@	Verint Systems, Inc.	2,707,488	0.9
391,889		Other Securities(a)	11,166,574	3.7
			49,849,608	16.6

		Materials: 8.9%
52,400		Cabot Corp.	2,557,120	0.9
42,700		Celanese Corp.	2,396,751	0.8
63,699	@	Crown Holdings, Inc.	2,811,674	0.9
27,450		Cytec Industries, Inc.	2,456,226	0.8
75,300		Methanex Corp.	4,623,420	1.5
136,820	@	Owens-Illinois, Inc.	4,515,060	1.5
48,100		Packaging Corp. of America	2,946,606	1.0
226,236		Other Securities	4,547,775	1.5
			26,854,632	8.9

		Utilities: 5.6%
126,550	@	Calpine Corp.	2,393,061	0.8
93,200		CMS Energy Corp.	2,473,528	0.8
76,200		UGI Corp.	3,067,812	1.0
232,840		Other Securities	8,812,944	3.0
			16,747,345	5.6

		Total Common Stock
		(Cost $240,566,671)	293,304,554	97.8

See Accompanying Notes to Financial Statements

ING MID CAP VALUE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.4%
	Securities Lending Collateralcc(1): 0.6%
1,000,000	Deutsche Bank AG, Repurchase Agreement dated 11/29/13, 0.09%, due 12/02/13 (Repurchase Amount $1,000,007, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%–8.500%, Market Value plus accrued interest $1,020,000, due 04/24/14–11/20/43)	$1,000,000	0.3
855,481	Morgan Stanley, Repurchase Agreement dated 11/29/13, 0.09%, due 12/02/13 (Repurchase Amount $855,487, collateralized by various U.S. Government Agency Obligations, 1.377%–8.500%, Market Value plus accrued interest $872,591, due 05/01/17–12/01/44)	855,481	0.3
		1,855,481	0.6

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.8%
2,332,956	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.070%†† (Cost $2,332,956)	$2,332,956	0.8
	Total Short-Term Investments (Cost $4,188,437)	4,188,437	1.4

	Total Investments in Securities (Cost $244,755,108)	$297,492,991	99.2
	Assets in Excess of Other Liabilities	2,264,288	0.8
	Net Assets	$299,757,279	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of November 30, 2013.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at November 30, 2013.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $246,535,990.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$53,819,535
Gross Unrealized Depreciation	(2,862,534)
Net Unrealized Appreciation	$50,957,001

See Accompanying Notes to Financial Statements

ING MID CAP VALUE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of November 30, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2013
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$28,251,190	$2,593,898	$—	$30,845,088
Consumer Staples	4,660,218	2,640,578	—	7,300,796
Energy	26,850,851	696,783	—	27,547,634
Financials	65,860,588	—	—	65,860,588
Health Care	16,799,527	7,706,184	—	24,505,711
Industrials	43,793,152	—	—	43,793,152
Information Technology	49,849,608	—	—	49,849,608
Materials	26,121,354	733,278	—	26,854,632
Utilities	16,747,345	—	—	16,747,345
Total Common Stock	278,933,833	14,370,721	—	293,304,554
Short-Term Investments	2,332,956	1,855,481	—	4,188,437
Total Investments, at fair value	$281,266,789	$16,226,202	$—	$297,492,991

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

ING MIDCAP OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2013 (UNAUDITED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.1%
		Consumer Discretionary: 24.7%
482,399		Best Buy Co., Inc.	$19,561,280	1.4
482,709		Brinker International, Inc.	22,701,804	1.6
54,233	@	Chipotle Mexican Grill, Inc.	28,410,499	2.0
452,973	@	Delphi Automotive PLC	26,521,569	1.9
377,716	@	Discovery Communications, Inc. — Class A	32,963,275	2.4
472,568		Gap, Inc.	19,361,111	1.4
153,514	@	Liberty Media Corp.	23,558,258	1.7
547,107		Macy’s, Inc.	29,138,919	2.1
180,747	@	Michael Kors Holdings Ltd.	14,739,918	1.0
566,766		Newell Rubbermaid, Inc.	17,201,348	1.2
349,654		Ross Stores, Inc.	26,734,545	1.9
484,391	@	Starz	13,698,578	1.0
205,368	@	Ulta Salon Cosmetics & Fragrance, Inc.	26,069,414	1.9
478,708	@	Urban Outfitters, Inc.	18,679,186	1.3
943,152		Other Securities	26,902,949	1.9
			346,242,653	24.7

		Consumer Staples: 7.5%
588,912		Coca-Cola Enterprises, Inc.	24,698,970	1.8
289,134		Hershey Co.	28,014,193	2.0
257,555		Mead Johnson Nutrition Co.	21,765,973	1.5
537,767		Whole Foods Market, Inc.	30,437,612	2.2
			104,916,748	7.5

		Energy: 6.1%
749,378		Cabot Oil & Gas Corp.	25,816,072	1.8
423,143	@	FMC Technologies, Inc.	20,353,179	1.5
153,657		SM Energy Co.	13,543,328	1.0
610,042		Other Securities	25,526,541	1.8
			85,239,120	6.1

		Financials: 9.2%
111,609	@	Affiliated Managers Group, Inc.	22,349,702	1.6
220,802		Ameriprise Financial, Inc.	23,901,816	1.7
463,953		Arthur J. Gallagher & Co.	21,592,373	1.5
352,975	@, L	Gaming and Leisure Properties, Inc.	16,279,207	1.2
102,941		IntercontinentalExchange Group, Inc.	21,956,286	1.6
495,499		Nasdaq Stock Market, Inc.	19,468,156	1.4
52,083		Other Securities	3,506,748	0.2
			129,054,288	9.2

COMMON STOCK: (continued)
		Health Care: 13.2%
176,269	@	Actavis PLC	$28,744,186	2.1
285,618		Agilent Technologies, Inc.	15,300,556	1.1
236,679	@	Alexion Pharmaceuticals, Inc.	29,466,536	2.1
143,299		Cooper Cos., Inc.	18,878,210	1.3
158,161	@	Henry Schein, Inc.	18,030,354	1.3
582,960	@	Mylan Laboratories	25,726,025	1.8
717,574		Zoetis, Inc.	22,352,430	1.6
376,133		Other Securities	25,886,071	1.9
			184,384,368	13.2

		Industrials: 14.8%
464,436		Ametek, Inc.	22,859,540	1.6
254,070	@	BE Aerospace, Inc.	22,104,090	1.6
277,698		Flowserve Corp.	19,822,083	1.4
346,303	@	Ingersoll-Rand PLC — Class A	24,732,960	1.8
174,980		Roper Industries, Inc.	22,694,906	1.6
118,462		Towers Watson & Co.	13,338,821	1.0
413,929		Waste Connections, Inc.	18,188,040	1.3
163,098	@	Wesco International, Inc.	14,023,166	1.0
1,137,108		Other Securities	49,217,871	3.5
			206,981,477	14.8

		Information Technology: 16.4%
103,033	@	Alliance Data Systems Corp.	24,960,775	1.8
305,950	@	Citrix Systems, Inc.	18,148,954	1.3
216,389	@	F5 Networks, Inc.	17,800,159	1.3
669,565		Flir Systems, Inc.	19,865,994	1.4
734,161	@	Informatica Corp.	28,492,788	2.0
531,999		Intuit, Inc.	39,490,286	2.8
692,674		NetApp, Inc.	28,572,802	2.1
750,152	@	TIBCO Software, Inc.	18,131,174	1.3
410,210		Xilinx, Inc.	18,225,630	1.3
386,729		Other Securities	15,949,603	1.1
			229,638,165	16.4

		Materials: 4.4%
499,215		International Paper Co.	23,288,380	1.6
357,962		Packaging Corp. of America	21,928,752	1.6
644,414		Other Securities	16,905,361	1.2
			62,122,493	4.4

		Telecommunication Services: 1.8%
300,487	@	SBA Communications Corp.	25,592,478	1.8

		Total Common Stock (Cost $1,135,039,826)	1,374,171,790	98.1

See Accompanying Notes to Financial Statements

ING MIDCAP OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.8%
	Securities Lending Collateralcc(1): 0.0%
687,686	Morgan Stanley, Repurchase Agreement dated 11/29/13, 0.09%, due 12/02/13 (Repurchase Amount $687,691, collateralized by various U.S. Government Agency Obligations, 1.377%–8.500%, Market Value plus accrued interest $701,440, due 05/01/17–12/01/44) (Cost $687,686)	$687,686	0.0

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.8%
24,806,107	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.070%†† (Cost $24,806,107)	24,806,107	1.8
	Total Short-Term Investments
	(Cost $25,493,793)	25,493,793	1.8

	Total Investments in Securities (Cost $1,160,533,619)	$1,399,665,583	99.9
	Assets in Excess of Other Liabilities	1,205,555	0.1
	Net Assets	$1,400,871,138	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of November 30, 2013.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at November 30, 2013.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $1,163,012,521.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$257,308,000
Gross Unrealized Depreciation	(20,654,938)
Net Unrealized Appreciation	$236,653,062

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of November 30, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2013
Asset Table
Investments, at fair value
Common Stock*	$1,374,171,790	$—	$—	$1,374,171,790
Short-Term Investments	24,806,107	687,686	—	25,493,793
Total Investments, at fair value	$1,398,977,897	$687,686	$—	$1,399,665,583

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

ING REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2013 (UNAUDITED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.9%
		Consumer Discretionary: 0.9%
189,600	@	Extended Stay America, Inc.	$4,774,128	0.4
81,800		Starwood Hotels & Resorts Worldwide, Inc.	6,092,464	0.5
			10,866,592	0.9

		Financials: 98.0%
275,709		AvalonBay Communities, Inc.	32,688,059	2.7
912,300		BioMed Realty Trust, Inc.	16,950,534	1.4
396,682		Boston Properties, Inc.	39,465,892	3.3
759,900		Brandywine Realty Trust	10,091,472	0.8
461,300		BRE Properties, Inc.	23,632,399	2.0
302,500		Brixmor Property Group, Inc.	6,104,450	0.5
1,328,100		Cole Real Estate Investment, Inc.	19,005,111	1.6
975,600		Cousins Properties, Inc.	10,448,676	0.9
517,378		CubeSmart	8,391,871	0.7
1,799,200		DCT Industrial Trust, Inc.	13,422,032	1.1
1,533,000		DDR Corp.	24,512,670	2.0
182,300		Digital Realty Trust, Inc.	8,611,852	0.7
898,500		Douglas Emmett, Inc.	20,647,530	1.7
1,565,800		Duke Realty Corp.	23,768,844	2.0
285,800		EPR Properties	14,372,882	1.2
1,128,939		Equity Residential	58,185,516	4.8
137,370		Essex Property Trust, Inc.	20,854,140	1.7
1,619,942		General Growth Properties, Inc.	33,613,796	2.8
708,900		HCP, Inc.	26,066,253	2.2
826,700		Health Care Real Estate Investment Trust, Inc.	46,286,933	3.8
706,920		Healthcare Realty Trust, Inc.	15,644,140	1.3
704,700		Healthcare Trust of America, Inc.	7,152,705	0.6
444,400		Highwoods Properties, Inc.	15,962,848	1.3
3,348,555		Host Hotels & Resorts, Inc.	61,646,898	5.1
495,100		Kilroy Realty Corp.	24,928,285	2.1
1,537,823		Kimco Realty Corp.	31,709,910	2.6
1,224,400		Lexington Realty Trust	12,574,588	1.0
730,700		Liberty Property Trust	23,667,373	2.0
530,325		Macerich Co.	30,196,705	2.5
282,881		Pebblebrook Hotel Trust	8,579,781	0.7
379,700		Post Properties, Inc.	16,273,942	1.4
1,447,802		ProLogis, Inc.	54,915,130	4.5
264,002		Public Storage, Inc.	40,313,105	3.3
454,227		Ramco-Gershenson Properties	7,267,632	0.6
192,100		Realty Income Corp.	7,320,931	0.6
298,700		Regency Centers Corp.	13,991,108	1.2

COMMON STOCK: (continued)
		Financials: (continued)
715,700		Senior Housing Properties Trust	$16,210,605	1.3
721,899		Simon Property Group, Inc.	108,176,565	9.0
372,000	@	SL Green Realty Corp.	33,654,840	2.8
1,465,500		Spirit Realty Capital, Inc.	14,552,415	1.2
1,318,200	@	Strategic Hotel Capital, Inc.	11,771,526	1.0
242,245		Sun Communities, Inc.	9,883,596	0.8
1,057,300		Sunstone Hotel Investors, Inc.	13,818,911	1.1
299,110		Taubman Centers, Inc.	19,555,812	1.6
1,382,604		UDR, Inc.	32,173,195	2.7
489,057		Ventas, Inc.	27,793,109	2.3
510,804		Vornado Realty Trust	44,914,996	3.7
199,200		Weyerhaeuser Co.	6,001,896	0.5
744,000		Other Securities	15,777,772	1.3
			1,183,551,231	98.0
		Total Common Stock
		(Cost $855,814,418)	1,194,417,823	98.9

SHORT-TERM INVESTMENTS: 0.8%
		Mutual Funds: 0.8%
9,585,392		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.070%†† (Cost $9,585,392)	9,585,392	0.8
		Total Short-Term Investments (Cost $9,585,392)	9,585,392	0.8

		Total Investments in Securities (Cost $865,399,810)	$1,204,003,215	99.7
		Assets in Excess of Other Liabilities	3,915,488	0.3
		Net Assets	$1,207,918,703	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

††	Rate shown is the 7-day yield as of November 30, 2013.

@	Non-income producing security

Cost for federal income tax purposes is $974,161,573.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$349,022,233
Gross Unrealized Depreciation	(119,180,591)
Net Unrealized Appreciation	$229,841,642

See Accompanying Notes to Financial Statements

ING REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of November 30, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2013
Asset Table
Investments, at fair value
Common Stock*	$1,194,417,823	$—	$—	$1,194,417,823
Short-Term Investments	9,585,392	—	—	9,585,392
Total Investments, at fair value	$1,204,003,215	$—	$—	$1,204,003,215

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

ING SMALLCAP OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2013 (UNAUDITED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 93.5%
		Consumer Discretionary: 18.2%
55,500	@	Bally Technologies, Inc.	$4,138,635	0.9
105,000		Cheesecake Factory	5,118,750	1.1
112,096		Cinemark Holdings, Inc.	3,698,047	0.8
195,500		Dana Holding Corp.	3,964,740	0.8
191,588	@	Express, Inc.	4,714,981	1.0
150,800		Finish Line	3,982,628	0.8
71,077	@, L	Hibbett Sporting Goods, Inc.	4,589,442	0.9
90,100	@	Jack in the Box, Inc.	4,266,235	0.9
78,819	@	Life Time Fitness, Inc.	3,823,510	0.8
122,602	@	LKQ Corp.	4,064,256	0.8
81,959		Monro Muffler, Inc.	4,348,744	0.9
70,558		Vail Resorts, Inc.	5,347,591	1.1
1,304,204		Other Securities(a)	35,345,733	7.4
			87,403,292	18.2

		Consumer Staples: 2.3%
67,300		Casey’s General Stores, Inc.	5,008,466	1.1
217,225		Other Securities	5,854,159	1.2
			10,862,625	2.3

		Energy: 5.0%
147,300	@, L	Bill Barrett Corp.	3,960,897	0.8
180,425	@	C&J Energy Services, Inc.	4,276,072	0.9
687,950		Other Securities(a)	15,882,003	3.3
			24,118,972	5.0

		Financials: 10.1%
119,955		Coresite Realty Corp.	3,881,744	0.8
58,787		Financial Engines, Inc.	3,982,819	0.8
116,793		Geo Group, Inc.	3,830,810	0.8
55,972		MarketAxess Holdings, Inc.	3,938,750	0.8
86,201	@	Portfolio Recovery Associates, Inc.	5,034,138	1.1
62,100		Sovran Self Storage, Inc.	4,144,554	0.9
37,600	@	SVB Financial Group	3,806,624	0.8
631,980		Other Securities	19,687,862	4.1
			48,307,301	10.1

		Health Care: 16.7%
148,944		Healthsouth Corp.	5,330,706	1.1
97,700		Owens & Minor, Inc.	3,729,209	0.8
102,900	@	Team Health Holdings, Inc.	4,808,517	1.0
94,000	@	Thoratec Corp.	3,700,780	0.8
57,300	@	WellCare Health Plans, Inc.	4,257,390	0.9
1,784,187		Other Securities(a)	58,221,636	12.1
			80,048,238	16.7

COMMON STOCK: (continued)
		Industrials: 13.8%
111,416		Actuant Corp.	$4,354,137	0.9
85,700	@	EnPro Industries, Inc.	4,850,620	1.0
149,595		Healthcare Services Group	4,336,759	0.9
115,207	@	HUB Group, Inc.	4,335,240	0.9
283,500		Knight Transportation, Inc.	5,066,145	1.0
117,400		Simpson Manufacturing Co., Inc.	4,261,620	0.9
40,675	@	Teledyne Technologies, Inc.	3,771,793	0.8
76,500		Toro Co.	4,720,815	1.0
605,914		Other Securities	30,840,845	6.4
			66,537,974	13.8

		Information Technology: 23.1%
265,600	@	Aruba Networks, Inc.	4,738,304	1.0
173,700	@	Aspen Technology, Inc.	6,866,361	1.4
104,126		Blackbaud, Inc.	3,766,238	0.8
115,463	@	Cardtronics, Inc.	4,917,569	1.0
67,600	@	Commvault Systems, Inc.	5,059,860	1.0
369,100	@	Integrated Device Technology, Inc.	3,661,472	0.8
101,400		j2 Global, Inc.	4,864,158	1.0
70,100	@	Micros Systems, Inc.	3,765,772	0.8
164,600	@	PTC, Inc.	5,356,084	1.1
164,800	@	QLIK Technologies, Inc.	4,133,184	0.9
53,220	@	WEX, Inc.	5,282,617	1.1
2,591,777		Other Securities(a)	58,401,504	12.2
			110,813,123	23.1

		Materials: 4.3%
190,766		Commercial Metals Co.	3,704,676	0.8
94,900		HB Fuller Co.	4,861,727	1.0
87,047		Worthington Industries	3,649,881	0.8
605,274		Other Securities	8,420,727	1.7
			20,637,011	4.3
		Total Common Stock (Cost $360,157,573)	448,728,536	93.5

EXCHANGE-TRADED FUNDS: 2.0%
72,903		iShares Russell 2000 Growth Index Fund	9,712,867	2.0

		Total Exchange-Traded Funds (Cost $7,202,358)	9,712,867	2.0

		Total Long-Term Investments
		(Cost $367,359,931)	458,441,403	95.5

See Accompanying Notes to Financial Statements

ING SMALLCAP OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 8.3%
	Securities Lending Collateralcc(1): 4.0%
4,571,534	BNP Paribas Bank, Repurchase Agreement dated 11/29/13, 0.08%, due 12/02/13 (Repurchase Amount $4,571,564, collateralized by various U.S. Government Agency Obligations, 3.000%–5.000%, Market Value plus accrued interest $4,662,965, due 02/01/27–10/01/43)	$4,571,534	0.9
4,571,534	Citigroup, Inc., Repurchase Agreement dated 11/29/13, 0.09%, due 12/02/13 (Repurchase Amount $4,571,568, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.500%–8.000%, Market Value plus accrued interest $4,662,966, due 11/01/14–07/15/53)	4,571,534	1.0
4,571,534	Deutsche Bank AG, Repurchase Agreement dated 11/29/13, 0.09%, due 12/02/13 (Repurchase Amount $4,571,568, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%–8.500%, Market Value plus accrued interest $4,662,965, due 04/24/14–11/20/43)	4,571,534	0.9
962,347	JPMorgan Chase & Co., Repurchase Agreement dated 11/29/13, 0.07%, due 12/02/13 (Repurchase Amount $962,353, collateralized by various U.S. Government Securities, 0.625%–3.625%, Market Value plus accrued interest $981,597, due 01/15/25–02/15/43)	962,347	0.2
4,571,534	Royal Bank of Canada, Repurchase Agreement dated 11/29/13, 0.08%, due 12/02/13 (Repurchase Amount $4,571,564, collateralized by various U.S. Government Agency Obligations, 0.000%–5.500%, Market Value plus accrued interest $4,662,967, due 01/31/14–10/01/43)	4,571,534	1.0
		19,248,483	4.0

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 4.3%
20,737,137	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.070%†† (Cost $20,737,137)	$20,737,137	4.3

	Total Short-Term Investments
	(Cost $39,985,620)	39,985,620	8.3

	Total Investments in Securities (Cost $407,345,551)	$498,427,023	103.8
	Liabilities in Excess of Other Assets	(18,411,218)	(3.8)
	Net Assets	$480,015,805	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of November 30, 2013.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at November 30, 2013.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $409,576,104.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$96,470,175
Gross Unrealized Depreciation	(7,619,256)
Net Unrealized Appreciation	$88,850,919

See Accompanying Notes to Financial Statements

ING SMALLCAP OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of November 30, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2013
Asset Table
Investments, at fair value
Common Stock*	$448,728,536	$—	$—	$448,728,536
Exchange-Traded Funds	9,712,867	—	—	9,712,867
Short-Term Investments	20,737,137	19,248,483	—	39,985,620
Total Investments, at fair value	$479,178,540	$19,248,483	$—	$498,427,023

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of ING MidCap Opportunities Fund and ING SmallCap Opportunities Fund was held June 13, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposals:

1	To approve a new investment advisory agreement for the Funds with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

2	To approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to certain Funds prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

3	To approve a managers-of-managers policy with respect to ING SmallCap Opportunities Fund to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining approval of the Fund’s shareholders.

4	To approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Fund’s shareholders.

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING MidCap Opportunities Fund	1*	17,842,687.245	450,830.238	740,183.113	5,631,837.194	24,665,537.790
	2*	17,437,110.625	854,738.886	741,850.335	5,631,837.944	24,665,537.790
	4*	16,233,651.065	2,033,746.884	766,302.147	5,631,837.694	24,665,537.790

*	Proposals deferred; adjourned to July 30, 2013

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING SmallCap Opportunities Fund	1**	1,981,164.234	58,707.926	79,667.524	356,958.956	2,476,498.640
	2**	1,971,017.356	68,572.545	79,949.783	356,958.956	2,476,498.640
	3**	1,948,592.020	87,967.902	82,979.762	356,958.956	2,476,498.640
	4**	1,938,379.903	99,784.407	81,375.374	356,958.956	2,476,498.640

**	Proposals passed

A special meeting of shareholders of ING MidCap Opportunities Fund was held July 30, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING MidCap Opportunities Fund	1***	19,058,632.199	506,907.035	819,712.835	5,300,161.311	25,685,413.380
	2***	18,653,260.046	916,421.808	815,569.715	5,300,161.811	25,685,413.380
	4***	17,391,670.969	2,147,005.475	846,575.375	5,300,161.561	25,685,413.380

***	Proposals passed

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF NEW SUB-ADVISORY CONTRACTS

ING Mid Cap Value Fund

ING Mid Cap Value Fund (“IMCVF”) has been sub-advised by Wellington Management Company (“Wellington”) and RBC Global Asset Management US (“RBC”) since October of 2011. At a meeting of the Board held on November 21, 2013, the Board, including a majority of the Independent Trustees, determined to (1) appoint LSV Asset Management (“LSV”) as sub-adviser to IMCVF; and (2) approve a new sub-advisory agreement (the “Sub-Advisory Agreement”) with LSV under which LSV would serve as an additional sub-adviser to IMCVF along with Wellington and RBC.

In determining whether to approve the Sub-Advisory Agreement with LSV with respect to the IMCVF, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Sub-Advisory Agreement should be approved for the IMCVF. The materials provided to the Board to inform its consideration of whether to approve the Sub-Advisory Agreement included the following: (1) LSV’s presentation before the Domestic Equity Funds Investment Review Committee at its November 20, 2013 meeting; (2) memoranda and related materials provided to the Board in advance of its November 21, 2013 meeting discussing: (a) Management’s rationale for concluding that appointing LSV as a sub-adviser to the IMCVF Portfolio could provide superior performance results for shareholders of IMCVF, (b) the performance of LSV in managing its mid cap value investment strategy, which is managed in an investment style that is similar to its proposed management of IMCVF (with such performance being compared against relevant benchmark indices and Morningstar Category averages), and (c) LSV’s considerable firm-wide resources, investment philosophy, and the firm’s overall investment process; (3) Fund Analysis and Comparison Tables for the IMCVF that provide information about the performance and projected net expense ratio of the IMCVF as compared with a representative group of variable products mutual funds with similar investment programs to the investment program of the IMCVF as modified in connection with the appointment of LSV, this representative group of variable products mutual funds was selected based upon the performance of the IMCVF’s proposed Selected Peer Group; (4) LSV’s responses to inquiries from K&L Gates LLP, counsel to the Independent Trustees; (5) supporting documentation, including copies of the form of the Sub-Advisory Agreement; and (6) other information relevant to the Board’s evaluation.

In reaching its decision to engage LSV, the Board, including a majority of the Independent Trustees, considered a number of factors including, but not limited to, the following: (1) ING Investments, LLC’s (“IIL”) view with respect to the reputation of LSV in managing the investment strategy proposed for IMCVF; (2) the strength and reputation of LSV in the industry; (3) the nature and quality of the services to be provided by of LSV under the Sub-Advisory Agreement; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies, and resources of LSV and its fit among the stable of managers in the ING Funds line-up; (5) the fairness of the compensation under the Sub-Advisory Agreement in light of the services to be provided by LSV; (6) the costs for the services to be provided by LSV; (7) the sub-advisory fee rates payable by IIL to LSV; (8) the 50/50 waiver arrangement whereby a portion of the benefit of lower aggregate sub-advisory fees resulting from the addition of LSV are shared with IMCVF shareholders; (9) LSV’s operations and compliance programs, including the policies and procedures intended to assure compliance with the Federal securities laws; (10) the appropriateness of the selection of LSV in light of IMCVF’s proposed investment objective and investor base; and (11) LSV Code of Ethics, and related procedures for complying with those Codes.

After its deliberation, the Board reached the following conclusions: (1) LSV should be appointed to serve as a sub-adviser to the IMCVF under the Sub-Advisory Agreement; (2) the sub-advisory fee rate payable by IIL to LSV is reasonable in the context of all factors considered by the Board; and (3) LSV maintains appropriate compliance programs, with this conclusion based upon, among other things, a representation from the IMCVF’s Chief Compliance Officer that LSV’s compliance policies and procedures are reasonably designed to assure compliance with the federal securities laws. Based on these conclusions and other factors, the Board voted to approve the Sub-Advisory Agreement for the IMCVF Portfolio. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

ADDITIONAL INFORMATION (UNAUDITED)

In 2014, ING U.S., Inc. will change its name to Voya Financial, Inc.  Effective May 1, 2014, ING Investments, LLC, the Investment Adviser to the Funds, will be renamed Voya Investments, LLC. ING Investment Management Co. LLC, Sub-Adviser to certain Funds, will be renamed Voya Investment Management Co. LLC. ING Investments Distributor, LLC, the Distributor for the Funds, will be renamed Voya Investments Distributor, LLC. ING Funds Services, LLC, the Administrator for the Funds, will be renamed Voya Funds Services, LLC. The Funds as well as the Registrant that the Funds are organized under will also be renamed.

The new Registrant and Fund names will be as follows:

Current Registrant Name/Current Fund Name	New Registrant Name/New Fund Name, effective May 1, 2014
ING Equity Trust	Voya Equity Trust
ING Growth Opportunities Fund	Voya Growth Opportunities Fund
ING Large Cap Value Fund	Voya Large Cap Value Fund
ING Mid Cap Value Fund	Voya Multi-Manager Mid Cap Value Fund
ING MidCap Opportunities Fund	Voya MidCap Opportunities Fund
ING Real Estate Fund	Voya Real Estate Fund
ING SmallCap Opportunities Fund	Voya SmallCap Opportunities Fund

(THIS PAGE INTENTIONALLY LEFT BLANK)

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

SAR-UDEALL     (1113-012014)

Item 2.  Code of Ethics.

Not required for semi-annual filing.

Item 3.  Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4.  Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5.  Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6.  Schedule of Investments.

For the Portfolios that have a complete Schedule of investments, the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2013 (UNAUDITED)

ING GROWTH OPPORTUNITIES FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.6%
		Consumer Discretionary: 23.1%
44,720		Best Buy Co., Inc.	$1,813,396	1.4
28,280		Brinker International, Inc.	1,330,008	1.1
42,730		CBS Corp. — Class B	2,502,269	2.0
5,590	@	Chipotle Mexican Grill, Inc.	2,928,377	2.3
25,750	@	Delphi Automotive PLC	1,507,663	1.2
32,670		Gap, Inc.	1,338,490	1.1
28,600		Home Depot, Inc.	2,307,162	1.8
30,215	@	Michael Kors Holdings Ltd.	2,464,033	2.0
47,980		Newell Rubbermaid, Inc.	1,456,193	1.2
32,930	@	Penn National Gaming, Inc.	475,509	0.4
1,120	@	Priceline.com, Inc.	1,335,410	1.1
19,620		Ross Stores, Inc.	1,500,145	1.2
24,910		Starbucks Corp.	2,029,169	1.6
31,060	@	Tribune Co.	2,313,970	1.9
41,000	@	Urban Outfitters, Inc.	1,599,820	1.3
26,670		Walt Disney Co.	1,881,302	1.5
			28,782,916	23.1

		Consumer Staples: 9.8%
38,740		Coca-Cola Enterprises, Inc.	1,624,756	1.3
39,080		CVS Caremark Corp.	2,616,797	2.1
23,680		Hershey Co.	2,294,355	1.9
22,480		Mead Johnson Nutrition Co.	1,899,785	1.5
44,020		PepsiCo, Inc.	3,717,929	3.0
			12,153,622	9.8

		Energy: 4.9%
20,980		Anadarko Petroleum Corp.	1,863,444	1.5
27,340		Cabot Oil & Gas Corp.	941,863	0.7
20,210		EOG Resources, Inc.	3,334,650	2.7
			6,139,957	4.9

		Financials: 7.6%
8,020	@	Affiliated Managers Group, Inc.	1,606,005	1.3
27,130		Arthur J. Gallagher & Co.	1,262,630	1.0
6,740		Blackrock, Inc.	2,040,535	1.7
32,930	@	Gaming and Leisure Properties, Inc.	1,518,732	1.2
14,320		Prudential Financial, Inc.	1,271,043	1.0
19,070		Travelers Cos., Inc.	1,730,412	1.4
			9,429,357	7.6

		Health Care: 14.4%
22,940		Allergan, Inc.	2,226,327	1.8
10,480		Amgen, Inc.	1,195,558	1.0
17,130	@	Celgene Corp.	2,771,120	2.2
14,170		Cooper Cos., Inc.	1,866,756	1.5
22,080	@	Gilead Sciences, Inc.	1,651,805	1.3
16,510		McKesson Corp.	2,738,844	2.2
37,190	@	Mylan Laboratories	1,641,194	1.3
37,870	@	Premier, Inc.	1,246,302	1.0
8,980	@	Regeneron Pharmaceuticals, Inc.	2,638,863	2.1
			17,976,769	14.4

		Industrials: 11.5%
42,710		Ametek, Inc.	2,102,186	1.7
18,870	@	BE Aerospace, Inc.	1,641,690	1.3
35,948		Danaher Corp.	2,688,910	2.1
26,170	@	Ingersoll-Rand PLC — Class A	1,869,061	1.5
40,120		KAR Auction Services, Inc.	1,106,911	0.9
14,550	@	Proto Labs, Inc.	1,081,065	0.9
15,994		Roper Industries, Inc.	2,074,422	1.7
39,790		Waste Connections, Inc.	1,748,373	1.4
			14,312,618	11.5

		Information Technology: 24.9%
9,270	@	Alliance Data Systems Corp.	2,245,750	1.8
11,454		Apple, Inc.	6,369,226	5.1
108,610		EMC Corp.	2,590,348	2.1
16,650	@	F5 Networks, Inc.	1,369,629	1.1
68,500	@	Facebook, Inc.	3,220,185	2.6
5,333	@	Gartner, Inc.	344,778	0.3
3,330	@	Google, Inc. — Class A	3,528,435	2.8
46,310	@	Informatica Corp.	1,797,291	1.5
3,310		Mastercard, Inc.	2,518,281	2.0
30,330		NetApp, Inc.	1,251,113	1.0
106,033		Oracle Corp.	3,741,905	3.0
82,060	@	TIBCO Software, Inc.	1,983,390	1.6
			30,960,331	24.9

		Materials: 2.4%
29,190		International Paper Co.	1,361,713	1.1
26,500		Packaging Corp. of America	1,623,390	1.3
			2,985,103	2.4

		Total Common Stock
		(Cost $99,026,132)	122,740,673	98.6

SHORT-TERM INVESTMENTS: 1.5%
		Mutual Funds: 1.5%
1,845,505		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.070%††
		(Cost $1,845,505)	1,845,505	1.5

		Total Short-Term Investments
		(Cost $1,845,505)	1,845,505	1.5

		Total Investments in Securities (Cost $100,871,637)	$124,586,178	100.1
		Liabilities in Excess of Other Assets	(65,551)	(0.1)
		Net Assets	$124,520,627	100.0

See Accompanying Notes to Financial Statements

1

PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

ING GROWTH OPPORTUNITIES FUND

††	Rate shown is the 7-day yield as of November 30, 2013.
@	Non-income producing security

Cost for federal income tax purposes is $100,952,216.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$24,578,188
Gross Unrealized Depreciation	(944,226)
Net Unrealized Appreciation	$23,633,962

See Accompanying Notes to Financial Statements

2

PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2013 (UNAUDITED)

ING LARGE CAP VALUE FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 95.3%
		Consumer Discretionary: 6.6%
250,768		Best Buy Co., Inc.	$10,168,642	1.2
181,758		Brinker International, Inc.	8,548,079	1.1
159,515		Macy’s, Inc.	8,495,769	1.0
104,620		Nike, Inc.	8,279,627	1.0
267,540		Walt Disney Co.	18,872,271	2.3
			54,364,388	6.6

		Consumer Staples: 3.7%
196,190		CVS Caremark Corp.	13,136,882	1.6
169,104		Kraft Foods Group, Inc.	8,982,805	1.1
100,547		Mead Johnson Nutrition Co.	8,497,227	1.0
			30,616,914	3.7

		Energy: 14.6%
108,486		Anadarko Petroleum Corp.	9,635,727	1.2
256,289		Canadian Natural Resources Ltd.	8,437,034	1.0
231,557		ConocoPhillips	16,857,350	2.0
173,619		ExxonMobil Corp.	16,229,904	2.0
169,691		Halliburton Co.	8,939,322	1.1
102,409		Hess Corp.	8,308,442	1.0
205,770	@	Noble Corp. PLC	7,843,952	1.0
176,273		Occidental Petroleum Corp.	16,738,884	2.0
285,379		Royal Dutch Shell PLC — Class A ADR	19,034,779	2.3
358,908		Statoil ASA ADR	8,089,786	1.0
			120,115,180	14.6

		Financials: 27.1%
268,172	L	AllianceBernstein Holding LP	5,950,737	0.7
124,662		Ameriprise Financial, Inc.	13,494,662	1.6
214,067		Arthur J. Gallagher & Co.	9,962,678	1.2
1,486,810		Bank of America Corp.	23,521,334	2.9
421,637		Blackstone Group LP	12,050,385	1.5
461,012		Citigroup, Inc.	24,396,755	3.0
182,318		Extra Space Storage, Inc.	7,642,771	0.9
563,584		Fifth Third Bancorp.	11,452,027	1.4
508,553		Host Hotels & Resorts, Inc.	9,362,461	1.1
307,824	@	Invesco Ltd.	10,727,666	1.3
511,884		JPMorgan Chase & Co.	29,290,002	3.6
305,739		Lincoln National Corp.	15,693,583	1.9
124,610		Prudential Financial, Inc.	11,060,384	1.3
954,601		Regions Financial Corp.	9,288,268	1.1
127,237		Travelers Cos., Inc.	11,545,485	1.4
245,689		Weingarten Realty Investors	7,011,964	0.9
332,097	@	XL Group PLC	10,623,783	1.3
			223,074,945	27.1

		Health Care: 12.6%
309,979		Abbott Laboratories	11,838,098	1.4
352,834		Johnson & Johnson	33,399,267	4.1
228,029		Medtronic, Inc.	13,070,622	1.6
897,017		Pfizer, Inc.	28,462,349	3.4
229,611		UnitedHealth Group, Inc.	17,101,427	2.1
			103,871,763	12.6

		Industrials: 11.7%
125,191		Boeing Co.	16,806,892	2.0
117,500		Fluor Corp.	9,142,675	1.1
176,331		General Dynamics Corp.	16,162,499	2.0
1,297,382		General Electric Co.	34,588,204	4.2
70,690		Hubbell, Inc.	7,628,158	0.9
73,417		Union Pacific Corp.	11,896,491	1.5
			96,224,919	11.7

		Information Technology: 8.5%
50,563		Apple, Inc.	28,116,568	3.4
503,191		EMC Corp.	12,001,105	1.5
828,826		Intel Corp.	19,759,212	2.4
231,431		Microchip Technology, Inc.	10,018,648	1.2
			69,895,533	8.5

		Materials: 3.1%
186,594		International Paper Co.	8,704,610	1.1
74,322		Monsanto Co.	8,422,912	1.0
166,787		Nucor Corp.	8,516,144	1.0
			25,643,666	3.1

		Telecommunication Services: 1.5%
237,300		Verizon Communications, Inc.	11,774,826	1.5

		Utilities: 5.9%
428,542		CenterPoint Energy, Inc.	10,040,739	1.2
149,037		DTE Energy Co.	9,946,730	1.2
176,516		Entergy Corp.	10,924,575	1.4
377,930		Great Plains Energy, Inc.	8,972,058	1.1
162,000	@, L, X	Mirant Corp.	—	—
93,611		Sempra Energy	8,278,957	1.0
			48,163,059	5.9

		Total Common Stock
		(Cost $660,256,737)	783,745,193	95.3

EXCHANGE-TRADED FUNDS: 1.5%
133,441		iShares Russell 1000 Value Index Fund	12,333,952	1.5

		Total Exchange-Traded Funds
		(Cost $12,226,174)	12,333,952	1.5

		Total Long-Term Investments
		(Cost $672,482,911)	796,079,145	96.8

See Accompanying Notes to Financial Statements

3

PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

ING LARGE CAP VALUE FUND

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 3.8%
	Securities Lending Collateralcc(1): 0.7%
1,406,049	Cantor Fitzgerald, Repurchase Agreement dated 11/29/13, 0.10%, due 12/02/13 (Repurchase Amount $1,406,061, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–10.500%, Market Value plus accrued interest $1,434,170, due 01/15/14–05/01/51)	$1,406,049	0.1
1,406,049	Daiwa Capital Markets, Repurchase Agreement dated 11/29/13, 0.11%, due 12/02/13 (Repurchase Amount $1,406,062, collateralized by various U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $1,434,173, due 05/25/17–03/01/48)	1,406,049	0.2
1,406,049	Deutsche Bank AG, Repurchase Agreement dated 11/29/13, 0.09%, due 12/02/13 (Repurchase Amount $1,406,059, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–8.500%, Market Value plus accrued interest $1,434,170, due 04/24/14–11/20/43)	1,406,049	0.2
295,982	JPMorgan Chase & Co., Repurchase Agreement dated 11/29/13, 0.07%, due 12/02/13 (Repurchase Amount $295,984, collateralized by various U.S. Government Securities, 0.625%–3.625%, Market Value plus accrued interest $301,903, due 01/15/25–02/15/43)	295,982	0.0
1,406,049	Royal Bank of Canada, Repurchase Agreement dated 11/29/13, 0.08%, due 12/02/13 (Repurchase Amount $1,406,058, collateralized by various U.S. Government Agency Obligations, 0.000%–5.500%, Market Value plus accrued interest $1,434,171, due 01/31/14–10/01/43)	1,406,049	0.2
		5,920,178	0.7

Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.1%
24,968,923	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.070%††
	(Cost $24,968,923)	24,968,923	3.1

	Total Short-Term Investments
	(Cost $30,889,101)	30,889,101	3.8

	Total Investments in Securities (Cost $703,372,012)	$826,968,246	100.6
	Liabilities in Excess of Other Assets	(4,552,588)	(0.6)
	Net Assets	$822,415,658	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of November 30, 2013.
@	Non-income producing security

ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at November 30, 2013.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $704,376,298.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$124,801,249
Gross Unrealized Depreciation	(2,209,301)
Net Unrealized Appreciation	$122,591,948

See Accompanying Notes to Financial Statements

4

PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2013 (UNAUDITED)

ING MID CAP VALUE FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.8%
		Consumer Discretionary: 10.3%
20,333	@	ANN, Inc.	$725,278	0.3
4,356	@	Ascena Retail Group, Inc.	92,783	0.0
8,250		Brunswick Corp.	377,025	0.1
46,800		GNC Holdings, Inc.	2,816,424	0.9
65,400		Goodyear Tire & Rubber Co.	1,455,804	0.5
135,300		Interpublic Group of Cos., Inc.	2,354,220	0.8
39,361	@	Jarden Corp.	2,213,662	0.7
37,800		Lennar Corp.	1,351,728	0.5
21,400		Mattel, Inc.	990,178	0.3
150,400		Newell Rubbermaid, Inc.	4,564,640	1.5
64,300	@	Norwegian Cruise Line Holdings Ltd.	2,192,630	0.7
6,100		Ross Stores, Inc.	466,406	0.2
868,200		Samsonite International SA	2,593,898	0.9
35,909	@	Taylor Morrison Home Corp.	784,612	0.3
40,197	@	Tenneco, Inc.	2,307,308	0.8
63,400	@	Toll Brothers, Inc.	2,161,940	0.7
43,770	@	TRW Automotive Holdings Corp.	3,396,552	1.1
			30,845,088	10.3

		Consumer Staples: 2.4%
26,200	@	Bunge Ltd.	2,099,144	0.7
83,856		Ebro Foods SA	1,930,788	0.7
1,461		Energizer Holdings, Inc.	161,222	0.0
34,700		Ingredion, Inc.	2,399,852	0.8
158,792		Treasury Wine Estates Ltd.	709,790	0.2
			7,300,796	2.4

		Energy: 9.2%
35,060	@	Cameron International Corp.	1,941,973	0.6
135,900	@	Cobalt International Energy, Inc.	3,021,057	1.0
20,350	@	Concho Resources, Inc.	2,114,975	0.7
24,470	@	Dresser-Rand Group, Inc.	1,381,087	0.5
8,050	@	Geospace Technologies Corp.	702,524	0.2
60,328	@	Gulfport Energy Corp.	3,524,965	1.2
18,100		Japan Petroleum Exploration Co.	696,784	0.2
59,500	@	Newfield Exploration Co.	1,671,950	0.6
91,054	@	Noble Corp. PLC	3,470,978	1.2
72,100	@	Ocean Rig UDW, Inc.	1,501,843	0.5
71,200		QEP Resources, Inc.	2,279,824	0.8
31,995		Tesoro Corp.	1,875,867	0.6
28,350		Tidewater, Inc.	1,617,084	0.5
147,300		Trican Well Services Ltd.	1,746,723	0.6
			27,547,634	9.2

		Financials: 22.0%
56,200		American Assets Trust, Inc.	1,752,878	0.6
28,200		American Financial Group, Inc.	1,626,012	0.5
35,500	@	Argo Group International Holdings Ltd.	1,678,795	0.6
62,900		BankUnited, Inc.	2,030,412	0.7
81,800		Blackstone Mortgage Trust, Inc.	2,113,712	0.7
34,050		CIT Group, Inc.	1,718,844	0.6
65,400		Comerica, Inc.	2,965,890	1.0
61,800		Equity Lifestyle Properties, Inc.	2,193,900	0.7
118,700		EverBank Financial Corp.	2,026,209	0.7
68,540		Fifth Third Bancorp.	1,392,733	0.5
78,440		First Midwest Bancorp., Inc.	1,440,158	0.5
17,820		First Republic Bank	910,602	0.3
92,900	@	Forest City Enterprises, Inc.	1,811,550	0.6
49,200		Hanover Insurance Group, Inc.	2,967,252	1.0
94,150		Hartford Financial Services Group, Inc.	3,354,564	1.1
47,100		Hatteras Financial Corp.	787,041	0.3
42,550		HCC Insurance Holdings, Inc.	1,956,449	0.6
201,022		Huntington Bancshares, Inc.	1,845,382	0.6
34,600		IBERIABANK Corp.	2,169,420	0.7
289,132	L	KKR Financial Holdings LLC	2,769,885	0.9
31,700		LaSalle Hotel Properties	992,844	0.3
64,600		LPL Financial Holdings, Inc.	2,769,402	0.9
46,900		Plum Creek Timber Co., Inc.	2,051,406	0.7
38,900		Principal Financial Group, Inc.	1,969,507	0.7
87,659		Reinsurance Group of America, Inc.	6,572,672	2.2
41,500		STAG Industrial, Inc.	899,720	0.3
160,950		UnumProvident Corp.	5,403,091	1.8
88,300	@	XL Group PLC	2,824,717	0.9
97,700		Zions Bancorp.	2,865,541	1.0
			65,860,588	22.0

		Health Care: 8.2%
12,238	@	Actavis PLC	1,995,651	0.7
253,399	L	Almirall SA	3,934,634	1.3
29,950		AmerisourceBergen Corp.	2,112,373	0.7
104,600	@	Brookdale Senior Living, Inc.	3,050,136	1.0
13,650	@	Centene Corp.	815,314	0.3
21,800		Community Health Systems, Inc.	899,250	0.3
40,800	@	Mylan Laboratories	1,800,504	0.6
27,800		Ono Pharmaceutical Co., Ltd.	2,107,319	0.7
18,250		Teleflex, Inc.	1,794,158	0.6
24,819		UCB S.A.	1,664,232	0.6
16,140		Universal Health Services, Inc.	1,330,420	0.4

See Accompanying Notes to Financial Statements

5

PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

ING MID CAP VALUE FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Health Care: (continued)
40,400	@	WellCare Health Plans, Inc.	$3,001,720	1.0
			24,505,711	8.2

		Industrials: 14.6%
13,130		Alaska Air Group, Inc.	1,020,726	0.3
43,600	@	Avis Budget Group, Inc.	1,607,096	0.5
94,800		Barnes Group, Inc.	3,460,200	1.1
2,700	@	Chart Industries, Inc.	262,710	0.1
31,600		Chicago Bridge & Iron Co. NV	2,423,088	0.8
32,400		Curtiss-Wright Corp.	1,709,748	0.6
32,700	@	Esterline Technologies Corp.	2,878,254	1.0
17,200		Fluor Corp.	1,338,332	0.4
28,300		Hubbell, Inc.	3,053,853	1.0
122,950		KBR, Inc.	4,159,398	1.4
10,114	@	Kirby Corp.	955,267	0.3
42,900	@	Moog, Inc.	2,945,943	1.0
22,459	@	Old Dominion Freight Line	1,157,312	0.4
38,430	@	Owens Corning, Inc.	1,504,919	0.5
26,200	@	Pentair Ltd.	1,852,864	0.6
92,562		Rexel SA	2,346,311	0.8
56,700	@	Spirit Airlines, Inc.	2,600,829	0.9
7,200	@	Teledyne Technologies, Inc.	667,656	0.2
11,300		Triumph Group, Inc.	835,522	0.3
42,750	@	United Rentals, Inc.	2,938,208	1.0
12,480		Werner Enterprises, Inc.	300,394	0.1
43,900	@	Wesco International, Inc.	3,774,522	1.3
			43,793,152	14.6

		Information Technology: 16.6%
70,150		AOL, Inc.	3,127,287	1.0
118,797	@	Arrow Electronics, Inc.	6,099,038	2.0
154,150	@	Avago Technologies Ltd.	6,895,130	2.3
19,350		Avnet, Inc.	772,065	0.3
73,100		Booz Allen Hamilton Holding Corp.	1,278,519	0.4
38,000	@	Check Point Software Technologies	2,350,680	0.8
18,950		Coherent, Inc.	1,308,308	0.4
88,500		Jabil Circuit, Inc.	1,793,895	0.6
22,352	@, L	Liquidity Services, Inc.	517,896	0.2
55,900		Maxim Integrated Products	1,592,032	0.5
23,950		Microchip Technology, Inc.	1,036,795	0.4
111,600	@	Microsemi Corp.	2,726,388	0.9
161,748	@	NXP Semiconductor NV	6,874,290	2.3
16,500		Sandisk Corp.	1,124,475	0.4
297,207	@	Skyworks Solutions, Inc.	7,902,734	2.6
28,692	@	Take-Two Interactive Software, Inc.	469,401	0.2
71,400	@	Verint Systems, Inc.	2,707,488	0.9
44,595	@	Web.com Group, Inc.	1,273,187	0.4
			49,849,608	16.6

		Materials: 8.9%
9,248		Ashland, Inc.	842,307	0.3
52,400		Cabot Corp.	2,557,120	0.9
12,900		Carpenter Technology Corp.	777,741	0.3
42,700		Celanese Corp.	2,396,751	0.8
63,699	@	Crown Holdings, Inc.	2,811,674	0.9
27,450		Cytec Industries, Inc.	2,456,226	0.8
108,700	@	Louisiana-Pacific Corp.	1,782,680	0.6
75,300		Methanex Corp.	4,623,420	1.5
136,820	@	Owens-Illinois, Inc.	4,515,060	1.5
48,100		Packaging Corp. of America	2,946,606	1.0
5,600		Reliance Steel & Aluminum Co.	411,768	0.1
89,788		Rexam PLC	733,279	0.2
			26,854,632	8.9

		Utilities: 5.6%
42,600		Alliant Energy Corp.	2,193,900	0.8
126,550	@	Calpine Corp.	2,393,061	0.8
93,200		CMS Energy Corp.	2,473,528	0.8
32,640		Edison International	1,508,294	0.5
51,700		Great Plains Energy, Inc.	1,227,358	0.4
21,300		NorthWestern Corp.	936,774	0.3
76,200		UGI Corp.	3,067,812	1.0
56,400		Westar Energy, Inc.	1,768,704	0.6
28,200		Wisconsin Energy Corp.	1,177,914	0.4
			16,747,345	5.6

		Total Common Stock
		(Cost $240,566,671)	293,304,554	97.8

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.4%
	Securities Lending Collateralcc(1): 0.6%
1,000,000	Deutsche Bank AG, Repurchase Agreement dated 11/29/13, 0.09%, due 12/02/13 (Repurchase Amount $1,000,007, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–8.500%, Market Value plus accrued interest $1,020,000, due 04/24/14–11/20/43)	1,000,000	0.3
855,481	Morgan Stanley, Repurchase Agreement dated 11/29/13, 0.09%, due 12/02/13 (Repurchase Amount $855,487, collateralized by various U.S. Government Agency Obligations, 1.377%–8.500%, Market Value plus accrued interest $872,591, due 05/01/17–12/01/44)	855,481	0.3
		1,855,481	0.6

See Accompanying Notes to Financial Statements

6

PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

ING MID CAP VALUE FUND

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.8%
2,332,956	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.070%††
	(Cost $2,332,956)	$2,332,956	0.8

	Total Short-Term Investments
	(Cost $4,188,437)	4,188,437	1.4

	Total Investments in Securities (Cost $244,755,108)	$297,492,991	99.2
	Assets in Excess of Other Liabilities	2,264,288	0.8
	Net Assets	$299,757,279	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of November 30, 2013.
@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at November 30, 2013.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $246,535,990.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$53,819,535
Gross Unrealized Depreciation	(2,862,534)
Net Unrealized Appreciation	$50,957,001

See Accompanying Notes to Financial Statements

7

PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2013 (UNAUDITED)

ING MIDCAP OPPORTUNITIES FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.1%
		Consumer Discretionary: 24.7%
72,122	@	AMC Networks, Inc.	$4,629,511	0.3
482,399		Best Buy Co., Inc.	19,561,280	1.4
482,709		Brinker International, Inc.	22,701,804	1.6
54,233	@	Chipotle Mexican Grill, Inc.	28,410,499	2.0
452,973	@	Delphi Automotive PLC	26,521,569	1.9
377,716	@	Discovery Communications, Inc. — Class A	32,963,275	2.4
472,568		Gap, Inc.	19,361,111	1.4
153,514	@	Liberty Media Corp.	23,558,258	1.7
547,107		Macy’s, Inc.	29,138,919	2.1
205,087	@	The Madison Square Garden, Inc.	11,558,703	0.8
180,747	@	Michael Kors Holdings Ltd.	14,739,918	1.0
566,766		Newell Rubbermaid, Inc.	17,201,348	1.2
352,975	@	Penn National Gaming, Inc.	5,096,959	0.4
349,654		Ross Stores, Inc.	26,734,545	1.9
312,968	@	Scientific Games Corp.	5,617,776	0.4
484,391	@	Starz	13,698,578	1.0
205,368	@	Ulta Salon Cosmetics & Fragrance, Inc.	26,069,414	1.9
478,708	@	Urban Outfitters, Inc.	18,679,186	1.3
			346,242,653	24.7

		Consumer Staples: 7.5%
588,912		Coca-Cola Enterprises, Inc.	24,698,970	1.8
289,134		Hershey Co.	28,014,193	2.0
257,555		Mead Johnson Nutrition Co.	21,765,973	1.5
537,767		Whole Foods Market, Inc.	30,437,612	2.2
			104,916,748	7.5

		Energy: 6.1%
749,378		Cabot Oil & Gas Corp.	25,816,072	1.8
423,143	@	FMC Technologies, Inc.	20,353,178	1.5
326,429	@	Noble Corp. PLC	12,443,474	0.9
283,613	@	Oasis Petroleum, Inc.	13,083,068	0.9
153,657		SM Energy Co.	13,543,328	1.0
			85,239,120	6.1

		Financials: 9.2%
111,609	@	Affiliated Managers Group, Inc.	22,349,702	1.6
220,802		Ameriprise Financial, Inc.	23,901,816	1.7
463,953		Arthur J. Gallagher & Co.	21,592,373	1.5
52,083		Equifax, Inc.	3,506,748	0.2
352,975	@, L	Gaming and Leisure Properties, Inc.	16,279,207	1.2
102,941		IntercontinentalExchange Group, Inc.	21,956,286	1.6
495,499		Nasdaq Stock Market, Inc.	19,468,156	1.4
			129,054,288	9.2

		Health Care: 13.2%
176,269	@	Actavis PLC	28,744,186	2.1
285,618		Agilent Technologies, Inc.	15,300,556	1.1
236,679	@	Alexion Pharmaceuticals, Inc.	29,466,536	2.1
143,299		Cooper Cos., Inc.	18,878,210	1.4
158,161	@	Henry Schein, Inc.	18,030,354	1.3
44,420	@	Mettler Toledo International, Inc.	10,952,639	0.8
582,960	@	Mylan Laboratories	25,726,025	1.8
221,695	@	Premier, Inc.	7,295,982	0.5
110,018	@	Vertex Pharmaceuticals, Inc.	7,637,450	0.5
717,574		Zoetis, Inc.	22,352,430	1.6
			184,384,368	13.2

		Industrials: 14.8%
464,436		Ametek, Inc.	22,859,540	1.6
254,070	@	BE Aerospace, Inc.	22,104,090	1.6
277,698		Flowserve Corp.	19,822,083	1.4
346,303	@	Ingersoll-Rand PLC — Class A	24,732,960	1.8
481,813		KAR Auction Services, Inc.	13,293,221	0.9
166,735		Nordson Corp.	12,024,928	0.9
50,299		Pall Corp.	4,210,026	0.3
114,328	@	Proto Labs, Inc.	8,494,571	0.6
174,980		Roper Industries, Inc.	22,694,906	1.6
118,462		Towers Watson & Co.	13,338,821	1.0
413,929		Waste Connections, Inc.	18,188,040	1.3
163,098	@	Wesco International, Inc.	14,023,166	1.0
323,933		Xylem, Inc.	11,195,125	0.8
			206,981,477	14.8

		Information Technology: 16.4%
103,033	@	Alliance Data Systems Corp.	24,960,775	1.8
341,601		Broadridge Financial Solutions ADR	13,032,078	0.9
305,950	@	Citrix Systems, Inc.	18,148,954	1.3
216,389	@	F5 Networks, Inc.	17,800,159	1.3
669,565		Flir Systems, Inc.	19,865,994	1.4
45,128	@	Gartner, Inc.	2,917,525	0.2
734,161	@	Informatica Corp.	28,492,788	2.0
531,999		Intuit, Inc.	39,490,286	2.8
692,674		NetApp, Inc.	28,572,802	2.1
750,152	@	TIBCO Software, Inc.	18,131,174	1.3
410,210		Xilinx, Inc.	18,225,630	1.3
			229,638,165	16.4

		Materials: 4.4%
136,221		Celanese Corp.	7,646,085	0.5
499,215		International Paper Co.	23,288,380	1.7
357,962		Packaging Corp. of America	21,928,752	1.6
508,193		Steel Dynamics, Inc.	9,259,276	0.6
			62,122,493	4.4

		Telecommunication Services: 1.8%
300,487	@	SBA Communications Corp.	25,592,478	1.8

		Total Common Stock
		(Cost $1,135,039,826)	1,374,171,790	98.1

See Accompanying Notes to Financial Statements

8

PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

ING MIDCAP OPPORTUNITIES FUND

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.8%
	Securities Lending Collateralcc(1): 0.0%
687,686
Morgan Stanley, Repurchase Agreement dated 11/29/13, 0.09%, due 12/02/13 (Repurchase Amount $687,691, collateralized by various U.S. Government Agency Obligations, 1.377%–8.500%, Market Value plus accrued interest $701,440, due 05/01/17–12/01/44)

	(Cost $687,686)	$687,686	0.0

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.8%
24,806,107	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.070%††
	(Cost $24,806,107)	24,806,107	1.8

	Total Short-Term Investments
	(Cost $25,493,793)	25,493,793	1.8

	Total Investments in Securities (Cost $1,160,533,619)	$1,399,665,583	99.9
	Assets in Excess of Other Liabilities	1,205,555	0.1
	Net Assets	$1,400,871,138	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of November 30, 2013.
@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at November 30, 2013.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $1,163,012,521.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$257,308,000
Gross Unrealized Depreciation	(20,654,938)
Net Unrealized Appreciation	$236,653,062

See Accompanying Notes to Financial Statements

9

PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2013 (UNAUDITED)

ING REAL ESTATE FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.9%
		Consumer Discretionary: 0.9%
189,600	@	Extended Stay America, Inc.	$4,774,128	0.4
81,800		Starwood Hotels & Resorts Worldwide, Inc.	6,092,464	0.5
			10,866,592	0.9

		Financials: 98.0%
328,200		American Realty Capital Properties, Inc.	4,302,702	0.4
207,600	@	American Residential Properties, Inc.	3,645,456	0.3
275,709		AvalonBay Communities, Inc.	32,688,059	2.7
912,300		BioMed Realty Trust, Inc.	16,950,534	1.4
396,682		Boston Properties, Inc.	39,465,892	3.3
759,900		Brandywine Realty Trust	10,091,472	0.8
461,300		BRE Properties, Inc.	23,632,399	2.0
302,500		Brixmor Property Group, Inc.	6,104,450	0.5
1,328,100		Cole Real Estate Investment, Inc.	19,005,111	1.6
75,000		CommonWealth REIT	1,790,250	0.2
975,600		Cousins Properties, Inc.	10,448,676	0.9
517,378		CubeSmart	8,391,871	0.7
1,799,200		DCT Industrial Trust, Inc.	13,422,032	1.1
1,533,000		DDR Corp.	24,512,670	2.0
182,300		Digital Realty Trust, Inc.	8,611,852	0.7
898,500		Douglas Emmett, Inc.	20,647,530	1.7
1,565,800		Duke Realty Corp.	23,768,844	2.0
285,800		EPR Properties	14,372,882	1.2
1,128,939		Equity Residential	58,185,516	4.8
137,370		Essex Property Trust, Inc.	20,854,140	1.7
23,200		Federal Realty Investment Trust	2,401,664	0.2
1,619,942		General Growth Properties, Inc.	33,613,796	2.8
708,900		HCP, Inc.	26,066,253	2.2
826,700		Health Care Real Estate Investment Trust, Inc.	46,286,933	3.8
706,920		Healthcare Realty Trust, Inc.	15,644,140	1.3
704,700		Healthcare Trust of America, Inc.	7,152,705	0.6
444,400		Highwoods Properties, Inc.	15,962,848	1.3
3,348,555		Host Hotels & Resorts, Inc.	61,646,898	5.1
495,100		Kilroy Realty Corp.	24,928,285	2.1
1,537,823		Kimco Realty Corp.	31,709,910	2.6
1,224,400		Lexington Realty Trust	12,574,588	1.0
730,700		Liberty Property Trust	23,667,373	2.0
530,325		Macerich Co.	30,196,705	2.5
282,881		Pebblebrook Hotel Trust	8,579,781	0.7
379,700		Post Properties, Inc.	16,273,942	1.3
1,447,802		ProLogis, Inc.	54,915,130	4.5
264,002		Public Storage, Inc.	40,313,105	3.3
454,227		Ramco-Gershenson Properties	7,267,632	0.6
192,100		Realty Income Corp.	7,320,931	0.6
298,700		Regency Centers Corp.	13,991,108	1.2
715,700		Senior Housing Properties Trust	16,210,605	1.3
721,899		Simon Property Group, Inc.	108,176,565	9.0
372,000	@	SL Green Realty Corp.	33,654,840	2.8
1,465,500		Spirit Realty Capital, Inc.	14,552,415	1.2
1,318,200	@	Strategic Hotel Capital, Inc.	11,771,526	1.0
242,245		Sun Communities, Inc.	9,883,596	0.8
1,057,300		Sunstone Hotel Investors, Inc.	13,818,911	1.1
110,000		Tanger Factory Outlet Centers, Inc.	3,637,700	0.3
299,110		Taubman Centers, Inc.	19,555,812	1.6
1,382,604		UDR, Inc.	32,173,195	2.7
489,057		Ventas, Inc.	27,793,109	2.3
510,804		Vornado Realty Trust	44,914,996	3.7
199,200		Weyerhaeuser Co.	6,001,896	0.5
			1,183,551,231	98.0

		Total Common Stock
		(Cost $855,814,418)	1,194,417,823	98.9

SHORT-TERM INVESTMENTS: 0.8%
		Mutual Funds: 0.8%
9,585,392		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.070%††
		(Cost $9,585,392)	9,585,392	0.8

		Total Short-Term Investments
		(Cost $9,585,392)	9,585,392	0.8

		Total Investments in Securities (Cost $865,399,810)	$1,204,003,215	99.7
		Assets in Excess of Other Liabilities	3,915,488	0.3
		Net Assets	$1,207,918,703	100.0

††	Rate shown is the 7-day yield as of November 30, 2013.
@	Non-income producing security

Cost for federal income tax purposes is $974,161,573.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$349,022,233
Gross Unrealized Depreciation	(119,180,591)
Net Unrealized Appreciation	$229,841,642

See Accompanying Notes to Financial Statements

10

PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2013 (UNAUDITED)

ING SMALLCAP OPPORTUNITIES FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 93.5%
		Consumer Discretionary: 18.2%
74,300	@, L	Aeropostale, Inc.	$766,776	0.2
50,486		Arctic Cat, Inc.	2,840,847	0.6
55,500	@	Bally Technologies, Inc.	4,138,635	0.9
57,624	@	Bright Horizons Family Solutions, Inc.	2,008,196	0.4
333,076		Callaway Golf Co.	2,697,916	0.6
105,000		Cheesecake Factory	5,118,750	1.1
61,400	@	Childrens Place Retail Stores, Inc.	3,377,000	0.7
112,096		Cinemark Holdings, Inc.	3,698,047	0.8
195,500		Dana Holding Corp.	3,964,740	0.8
191,588	@	Express, Inc.	4,714,981	1.0
150,800		Finish Line	3,982,628	0.8
43,300		Gildan Activewear, Inc.	2,098,751	0.4
71,077	@, L	Hibbett Sporting Goods, Inc.	4,589,442	1.0
115,478	@	Imax Corp.	3,560,187	0.7
90,100	@	Jack in the Box, Inc.	4,266,235	0.9
78,819	@	Life Time Fitness, Inc.	3,823,510	0.8
122,602	@	LKQ Corp.	4,064,256	0.8
18,856	@	Lumber Liquidators	1,898,611	0.4
81,959		Monro Muffler, Inc.	4,348,744	0.9
63,155		Pool Corp.	3,539,206	0.7
93,300	@	Sally Beauty Holdings, Inc.	2,625,462	0.6
294,140	@, L	Smith & Wesson Holding Corp.	3,476,735	0.7
51,763	@	Steiner Leisure Ltd.	3,062,299	0.6
70,558		Vail Resorts, Inc.	5,347,591	1.1
47,326		Wyndham Worldwide Corp.	3,393,747	0.7
			87,403,292	18.2

		Consumer Staples: 2.3%
67,300		Casey’s General Stores, Inc.	5,008,466	1.1
63,700	@	Elizabeth Arden, Inc.	2,518,061	0.5
153,525		Flowers Foods, Inc.	3,336,098	0.7
			10,862,625	2.3

		Energy: 5.0%
147,300	@, L	Bill Barrett Corp.	3,960,897	0.8
180,425	@	C&J Energy Services, Inc.	4,276,072	0.9
77,400	@	Carrizo Oil & Gas, Inc.	3,130,056	0.7
85,450	@	Energy XXI Bermuda Ltd.	2,320,822	0.5
235,700	@	Key Energy Services, Inc.	1,847,888	0.4
57,300	@	Rosetta Resources, Inc.	2,897,661	0.6
157,600	@, L	Swift Energy Co.	2,097,656	0.4
74,500	@	Unit Corp.	3,587,920	0.7
			24,118,972	5.0

		Financials: 10.1%
119,800		Colony Financial, Inc.	2,422,356	0.5
119,955		Coresite Realty Corp.	3,881,744	0.8
98,795	@	DFC Global Corp.	988,938	0.2
27,844	@	eHealth, Inc.	1,261,612	0.3
58,787		Financial Engines, Inc.	3,982,819	0.8
102,500		First American Financial Corp.	2,712,150	0.6
116,793		Geo Group, Inc.	3,830,810	0.8
42,000		Home Properties, Inc.	2,208,360	0.5
55,972		MarketAxess Holdings, Inc.	3,938,750	0.8
86,201	@	Portfolio Recovery Associates, Inc.	5,034,138	1.0
46,200		ProAssurance Corp.	2,221,296	0.5
30,941	@	Signature Bank	3,287,481	0.7
62,100		Sovran Self Storage, Inc.	4,144,554	0.9
69,600	@	Springleaf Holdings, Inc.	1,467,168	0.3
37,600	@	SVB Financial Group	3,806,624	0.8
94,300		Tanger Factory Outlet Centers, Inc.	3,118,501	0.6
			48,307,301	10.1

		Health Care: 16.7%
60,100	@	Acorda Therapeutics, Inc.	2,092,081	0.4
56,000		Air Methods Corp.	3,133,760	0.7
47,500	@	Align Technology, Inc.	2,595,400	0.5
33,300	@	Alkermes PLC	1,344,654	0.3
17,209	@	Bio-Rad Laboratories, Inc.	2,110,168	0.4
58,434	@	Centene Corp.	3,490,263	0.7
24,300	L	Chemed Corp.	1,893,699	0.4
27,600	@	Cubist Pharmaceuticals, Inc.	1,890,876	0.4
94,200	@	Cynosure, Inc.	2,438,838	0.5
84,730	@	Haemonetics Corp.	3,580,690	0.7
148,944		Healthsouth Corp.	5,330,706	1.1
61,200	@	Impax Laboratories, Inc.	1,471,248	0.3
127,600	@	InterMune, Inc.	1,764,708	0.4
35,736	@	IPC The Hospitalist Co., Inc.	2,247,080	0.5
88,580	@	Luminex Corp.	1,733,511	0.4
112,400	@	Masimo Corp.	3,218,012	0.7
76,428	@	Medicines Co.	2,798,029	0.6
28,797	@	Mednax, Inc.	3,190,708	0.7
122,325	@	Merit Medical Systems, Inc.	2,002,460	0.4
64,313	@	Momenta Pharmaceuticals, Inc.	1,144,128	0.2
131,622	@	Nektar Therapeutics	1,653,172	0.3
25,311	@	Neogen Corp.	1,287,571	0.3
54,500	@	Omnicell, Inc.	1,321,625	0.3
14,104	@	OncoGenex Pharmaceutical, Inc.	121,153	0.0
97,700		Owens & Minor, Inc.	3,729,209	0.8
13,500	@	Salix Pharmaceuticals Ltd.	1,144,935	0.2
35,000	@	Seattle Genetics, Inc.	1,438,150	0.3
72,446		Steris Corp.	3,342,658	0.7
46,000	@	Surgical Care Affiliates, Inc.	1,400,240	0.3
102,900	@	Team Health Holdings, Inc.	4,808,517	1.0
23,752	@	Theravance, Inc.	896,875	0.2
94,000	@	Thoratec Corp.	3,700,780	0.8
147,200	@, L	Vivus, Inc.	1,474,944	0.3

See Accompanying Notes to Financial Statements

11

PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

ING SMALLCAP OPPORTUNITIES FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Health Care: (continued)
57,300	@	WellCare Health Plans, Inc.	$4,257,390	0.9
			80,048,238	16.7

		Industrials: 13.8%
111,416		Actuant Corp.	4,354,137	0.9
25,700		Acuity Brands, Inc.	2,635,021	0.5
51,500		Clarcor, Inc.	3,117,295	0.7
45,037	@	Clean Harbors, Inc.	2,376,603	0.5
34,400		Corporate Executive Board Co.	2,532,872	0.5
85,700	@	EnPro Industries, Inc.	4,850,620	1.0
6,000	@	Genesee & Wyoming, Inc.	577,200	0.1
72,811		Gorman-Rupp Co.	3,063,159	0.6
149,595		Healthcare Services Group	4,336,759	0.9
115,207	@	HUB Group, Inc.	4,335,239	0.9
107,400		KAR Auction Services, Inc.	2,963,166	0.6
9,600		Kforce, Inc.	193,728	0.0
283,500		Knight Transportation, Inc.	5,066,145	1.1
47,200		Regal-Beloit Corp.	3,472,976	0.7
117,400		Simpson Manufacturing Co., Inc.	4,261,620	0.9
40,675	@	Teledyne Technologies, Inc.	3,771,793	0.8
76,500		Toro Co.	4,720,815	1.0
63,866		Waste Connections, Inc.	2,806,272	0.6
57,700		Watts Water Technologies, Inc.	3,468,924	0.7
84,700		Woodward Governor Co.	3,633,630	0.8
			66,537,974	13.8

		Information Technology: 23.1%
28,503	@	Ansys, Inc.	2,441,852	0.5
265,600	@	Aruba Networks, Inc.	4,738,304	1.0
173,700	@	Aspen Technology, Inc.	6,866,361	1.4
136,309	@	Bankrate, Inc.	2,554,431	0.5
104,126		Blackbaud, Inc.	3,766,237	0.8
114,200	@	BroadSoft, Inc.	3,034,294	0.6
115,463	@	Cardtronics, Inc.	4,917,569	1.0
48,926		Coherent, Inc.	3,377,851	0.7
146,607	@	CommScope Holding Co., Inc.	2,358,907	0.5
67,600	@	Commvault Systems, Inc.	5,059,860	1.1
86,200	@	DealerTrack Holdings, Inc.	3,603,160	0.8
37,800	@	Exa Corp.	521,262	0.1
52,003	@	Faro Technologies, Inc.	2,836,244	0.6
65,600		Flir Systems, Inc.	1,946,352	0.4
219,675	@	Formfactor, Inc.	1,190,639	0.2
53,196	@	Guidewire Software, Inc.	2,539,045	0.5
59,600	@	Imperva, Inc.	2,680,808	0.6
369,100	@	Integrated Device Technology, Inc.	3,661,472	0.8
101,400		j2 Global, Inc.	4,864,158	1.0
47,700	@, L	Liquidity Services, Inc.	1,105,209	0.2
175,100	@	LivePerson, Inc.	2,151,979	0.4
68,156	@	LogMeIn, Inc.	2,351,382	0.5
70,100	@	Micros Systems, Inc.	3,765,772	0.8
95,200		MKS Instruments, Inc.	2,834,104	0.6
75,478		Monolithic Power Systems, Inc.	2,520,965	0.5
100,094		National Instruments Corp.	3,128,938	0.7
23,872	@	Plexus Corp.	963,713	0.2
382,600	@	PMC — Sierra, Inc.	2,295,600	0.5
183,600	@	Polycom, Inc.	1,973,700	0.4
164,600	@	PTC, Inc.	5,356,084	1.1
164,800	@	QLIK Technologies, Inc.	4,133,184	0.9
126,400	@	Riverbed Technolgoy, Inc.	2,186,720	0.5
27,600	@	SciQuest, Inc.	771,696	0.2
101,662	@	Semtech Corp.	3,021,395	0.6
30,696	@	SYKES Enterprises, Inc.	679,609	0.1
105,000	@	Synchronoss Technologies, Inc.	3,331,650	0.7
53,220	@	WEX, Inc.	5,282,617	1.1
			110,813,123	23.1

		Materials: 4.3%
118,700	@	Boise Cascade Co.	3,045,842	0.6
190,766		Commercial Metals Co.	3,704,676	0.8
14,000		Compass Minerals International, Inc.	1,001,700	0.2
94,900		HB Fuller Co.	4,861,727	1.0
419,800		Hecla Mining Co.	1,238,410	0.3
52,774		Minerals Technologies, Inc.	3,134,775	0.6
87,047		Worthington Industries	3,649,881	0.8
			20,637,011	4.3

		Total Common Stock
		(Cost $360,157,573)	448,728,536	93.5

EXCHANGE-TRADED FUNDS: 2.0%
72,903		iShares Russell 2000 Growth Index Fund	9,712,867	2.0

		Total Exchange-Traded Funds
		(Cost $7,202,358)	9,712,867	2.0

		Total Long-Term Investments
		(Cost $367,359,931)	458,441,403	95.5

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 8.3%
	Securities Lending Collateralcc(1): 4.0%
4,571,534	BNP Paribas Bank, Repurchase Agreement dated 11/29/13, 0.08%, due 12/02/13 (Repurchase Amount $4,571,564, collateralized by various U.S. Government Agency Obligations, 3.000%–5.000%, Market Value plus accrued interest $4,662,965, due 02/01/27–10/01/43)	4,571,534	0.9

See Accompanying Notes to Financial Statements

12

PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

ING SMALLCAP OPPORTUNITIES FUND

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
4,571,534	Citigroup, Inc., Repurchase Agreement dated 11/29/13, 0.09%, due 12/02/13 (Repurchase Amount $4,571,568, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.500%–8.000%, Market Value plus accrued interest $4,662,966, due 11/01/14–07/15/53)	$4,571,534	1.0
4,571,534	Deutsche Bank AG, Repurchase Agreement dated 11/29/13, 0.09%, due 12/02/13 (Repurchase Amount $4,571,568, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–8.500%, Market Value plus accrued interest $4,662,965, due 04/24/14–11/20/43)	4,571,534	0.9
962,347	JPMorgan Chase & Co., Repurchase Agreement dated 11/29/13, 0.07%, due 12/02/13 (Repurchase Amount $962,353, collateralized by various U.S. Government Securities, 0.625%–3.625%, Market Value plus accrued interest $981,597, due 01/15/25–02/15/43)	962,347	0.2
4,571,534	Royal Bank of Canada, Repurchase Agreement dated 11/29/13, 0.08%, due 12/02/13 (Repurchase Amount $4,571,564, collateralized by various U.S. Government Agency Obligations, 0.000%–5.500%, Market Value plus accrued interest $4,662,967, due 01/31/14–10/01/43)	4,571,534	1.0
		19,248,483	4.0

Shares		Value	Percentage of Net Assets
	Mutual Funds: 4.3%
20,737,137	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.070%††
	(Cost $20,737,137)	20,737,137	4.3

	Total Short-Term Investments
	(Cost $39,985,620)	39,985,620	8.3

	Total Investments in Securities (Cost $407,345,551)	$498,427,023	103.8
	Liabilities in Excess of Other Assets	(18,411,218)	(3.8)
	Net Assets	$480,015,805	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of November 30, 2013.
@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at November 30, 2013.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $409,576,104.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$96,470,175
Gross Unrealized Depreciation	(7,619,256)
Net Unrealized Appreciation	$88,850,919

See Accompanying Notes to Financial Statements

13

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not required for Semi-annual filing.

Item 8.  Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee (“Committee”) for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Trustee vacancies on the Board. The Committee currently consists of four Trustees of the Board, none of whom are considered “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. The Committee has adopted a written charter that sets forth the policies and procedures of the Committee. The Committee will accept referrals for potential candidates from Board members, Fund shareholders, legal counsel to the disinterested Trustees or such other sources as the Committee deems appropriate. Shareholders can submit recommendations in writing to the attention of the Chairperson of the Committee at an address to be maintained by Fund management for this purpose. In order for the Committee to consider a potential candidate, the Committee initially must receive at least the following information regarding such person: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance.

Item 10. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Equity Trust
By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer
Date: February 5, 2014
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer
Date: February 5, 2014

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer
Date: February 5, 2014